KEYSTONE WORLD BOND FUND
PROSPECTUS FEBRUARY 27, 1996

  Keystone World Bond Fund (formerly named Keystone America World Bond Fund) (the "Fund") is a mutual fund authorized to issue more than one series of shares. At this time, the Fund issues shares of only one portfolio, the World Bond Portfolio (the "Portfolio").

  The Portfolio seeks current income by investing primarily in a non-diversified portfolio consisting of debt securities denominated in United States ("U.S.") and foreign currencies. The Portfolio seeks capital appreciation as a secondary objective.

  Generally, the Portfolio offers three classes of shares. Information on share classes and their fee and sales charge structures may be found in the "Fee Table," "Alternative Sales Options," "Contingent Deferred Sales Charge and Waiver of Sales Charges," "Distribution Plans," and "Fund Shares."

  This prospectus concisely states information about the Fund and the Portfolio that you should know before investing. Please read it and retain it for future reference.

  Additional information about the Fund and the Portfolio is contained in a statement of additional information dated February 27, 1996, which has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. For a free copy, or for other information about the Fund, write to the address or call the telephone number listed below.


KEYSTONE WORLD BOND FUND
200 BERKELEY STREET
BOSTON, MASSACHUSETTS 02116-5034
CALL TOLL FREE 1-800-343-2898

  THE PORTFOLIO MAY INVEST UP TO 35% OF ITS ASSETS IN EITHER OR BOTH OF (I) LOWER RATED BONDS, COMMONLY KNOWN AS "JUNK BONDS," AND (II) BONDS ISSUED BY FOREIGN ISSUERS RATED BELOW INVESTMENT GRADE, BOTH OF WHICH ENTAIL GREATER RISKS, INCLUDING RISKS OF DEFAULT, UNTIMELY INTEREST AND PRINCIPAL PAYMENTS AND PRICE VOLATILITY, THAN THOSE FOUND IN HIGHER RATED SECURITIES, AND MAY PRESENT PROBLEMS OF LIQUIDITY AND VALUATION. INVESTORS SHOULD CAREFULLY CONSIDER THESE RISKS BEFORE INVESTING. SEE "INVESTMENT OBJECTIVES AND POLICIES," PAGE 7, AND "RISK FACTORS," PAGE 9, OF THIS PROSPECTUS.

  SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              TABLE OF CONTENTS
                                                                        Page
  Fee Table .......................................................        3
  Financial Highlights ............................................        4
  The Fund ........................................................        7
  Investment Objectives and Policies ..............................        7
  Investment Restrictions .........................................        9
  Risk Factors ....................................................        9
  Pricing Shares ..................................................       12
  Dividends and Taxes .............................................       13
  Fund Management and Expenses ....................................       14
  How to Buy Shares ...............................................       16
  Alternative Sales Options .......................................       16
  Contingent Deferred Sales Charge and Waiver of Sales Charges ....       20
  Distribution Plans ..............................................       22
  How to Redeem Shares ............................................       23
  Shareholder Services ............................................       24
  Performance Data ................................................       27
  Fund Shares .....................................................       27
  Additional Information ..........................................       28
  Additional Investment Information ...............................      (i)
  Exhibit A .......................................................      A-1

                                  FEE TABLE
                           KEYSTONE WORLD BOND FUND
    The purpose of this fee table is to assist investors in understanding the costs and expenses that an investor in each class will bear directly or indirectly. For more complete descriptions of the various costs and expenses, see the following sections of this prospectus: "Fund Management and Expenses"; "How to Buy Shares"; "Alternative Sales Options"; "Contingent Deferred Sales Charge and Waiver of Sales Charges"; "Distribution Plans"; and "Shareholder Services."

                                                       CLASS A SHARES          CLASS B SHARES          CLASS C SHARES
                                                          FRONT END               BACK END               LEVEL LOAD
SHAREHOLDER TRANSACTION EXPENSES                         LOAD OPTION           LOAD OPTION\1/            OPTION\2/
                                                       --------------          --------------          --------------
Sales Charge ......................................      4.75%\3/         None                      None
  (as a percentage of offering price)
Contingent Deferred Sales Charge ..................      0.00%\4/         5.00% in the first year   1.00% in the first
  (as a percentage of the lesser of cost or market                        declining to 1.00% in     year
  value of shares redeemed)                                               the                       and 0.00% thereafter
                                                                          sixth year and 0.00%
                                                                          thereafter
Exchange Fee (per exchange)\5/ ....................      $10.00           $10.00                    $10.00

ANNUAL FUND OPERATING EXPENSES\6/
  (as a percentage of average net assets)
Management Fees ...................................      0.65%            0.65%                     0.65%
12b-1 Fees ........................................      0.25%            1.00%\7/                  1.00%\7/
Other Expenses ....................................      1.56%            1.56%                     1.56%
                                                         ----             ----                      ----
Total Fund Operating Expenses .....................      2.46%            3.21%                     3.21%
                                                         ====             ====                      ====

EXAMPLES\8/                                                                                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                                            ------   -------   -------   --------
You would pay the following expenses on a $1,000 investment, assuming (1) 5%
annual return and (2) redemption at the end of each period:
    Class A ............................................................................      $71      $121      $172       $314
    Class B ............................................................................      $82      $129      $188        N/A
    Class C ............................................................................      $42      $ 99      $168       $351
You would pay the following expenses on the same investment, assuming no redemption at the end of each period:
    Class A ............................................................................      $71      $121      $172       $314
    Class B ............................................................................      $32      $ 99      $168        N/A
    Class C ............................................................................      $32      $ 99      $168       $351
AMOUNTS SHOWN IN THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER
OR LESS THAN THOSE SHOWN.

----------
\1/ Class B shares purchased on or after June 1, 1995 convert tax free to Class
    A shares after eight years. See "Class B Shares" for more information.
\2/ Class C shares are available only through dealers who have entered into special distribution agreements with Keystone Investment Distributors Company, the Fund's principal underwriter.
\3/ The sales charge applied to purchases of Class A shares declines as the amount invested increases. See "Alternative Sales Options."
\4/ Purchases of Class A shares in the amount of $1,000,000 or more and/or purchases made by certain qualifying retirement or other plans are not subject to a sales charge, but may be subject to a contingent deferred sales charge. See "Class A Shares" and "Contingent Deferred Sales Charge and Waiver of Sales Charges" for an explanation of the charge.
\5/ There is no fee for exchange orders received by the Fund directly from a shareholder over the Keystone Automated Response Line ("KARL"). (For a description of KARL, see "Shareholder Services.")
\6/ Expense ratios shown above are for the fiscal year ended October 31, 1995.
    Total Fund Operating Expenses for the fiscal year ended October 31, 1995 include indirectly paid expenses.
\7/ Long term shareholders may pay more than the economic equivalent of the maximum front end sales charges otherwise permitted by the National Association of Securities Dealers, Inc. ("NASD").
\8/ The Securities and Exchange Commission requires use of a 5% annual return figure for purposes of this example. Actual return for the Fund may be greater or less than 5%.

                             FINANCIAL HIGHLIGHTS

       KEYSTONE WORLD BOND FUND -- WORLD BOND PORTFOLIO CLASS A SHARES
               (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

    The following table contains important financial information with respect to the Fund. The financial highlights for the year ended October 31, 1995, the period from January 1, 1994 to October 31, 1994 and each of the years in the five year period ended December 31, 1993 were audited by KPMG Peat Marwick LLP, the Fund's independent auditors. The financial highlights for the year ended December 31, 1988 and the period January 9, 1987 (commencement of operations) to December 31, 1987 were audited by the Fund's previous auditors. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which also appear, together with the independent auditors' report, in the Fund's Annual Report. The Fund's financial statements, related notes and independent auditors' report are included in the statement of additional information. Additional information about the Fund's performance is contained in its Annual Report, which will be made available upon request and without charge.

                                         PERIOD FROM                                                                JANUARY 9, 1987
                           YEAR ENDED  JANUARY 1, 1994                  YEAR ENDED DECEMBER 31,                    (COMMENCEMENT OF
                          OCTOBER 31,   TO OCTOBER 31,  ---------------------------------------------------------   OPERATIONS) TO
                              1995           1994        1993      1992      1991      1990      1989      1988    DECEMBER 31, 1987
                           ----------  ---------------  -------   -------  --------   -------   -------   ------   -----------------
NET ASSET VALUE
 BEGINNING OF
 PERIOD ..............       $ 8.42         $ 9.56       $ 8.69    $10.77    $ 9.82    $ 9.76    $10.04   $11.02      $10.00
                             ------         ------       ------    ------    ------    ------    ------   ------      ------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income          0.61           0.32         0.44      0.64      0.66      0.63      0.61     0.54        0.56
Net realized and
 unrealized gain
 (loss) on investment
 and foreign
 currency related
 transactions ........        (0.01)         (0.96)        1.03     (0.79)     0.99      0.31     (0.27)   (0.92)       1.27
                             ------         ------       ------    ------    ------    ------    ------   ------      ------
  Total from
    investment
    operations .......         0.60          (0.64)        1.47     (0.15)     1.65      0.94      0.34    (0.38)       1.83
                             ------         ------       ------    ------    ------    ------    ------   ------      ------
LESS DISTRIBUTIONS FROM:
Net investment income         (0.54)             0        (0.43)    (0.96)    (0.45)    (0.52)    (0.62)   (0.54)      (0.56)
In excess of net
 investment income (c)            0              0        (0.17)    (0.28)        0     (0.04)        0        0           0
Tax basis return of
 capital .............        (0.06)         (0.50)           0         0         0         0         0        0           0
Net realized gains on
 investment and foreign
 currency related
 transactions ........            0              0            0     (0.69)    (0.25)    (0.32)        0    (0.06)      (0.25)
                             ------         ------       ------    ------    ------    ------    ------   ------      ------
  Total distributions         (0.60)         (0.50)       (0.60)    (1.93)    (0.70)    (0.88)    (0.62)   (0.60)      (0.81)
                             ------         ------       ------    ------    ------    ------    ------   ------      ------
NET ASSET VALUE END OF
 PERIOD                      $ 8.42         $ 8.42       $ 9.56    $ 8.69    $10.77    $ 9.82    $ 9.76   $10.04      $11.02
                             ======         ======       ======    ======    ======    ======    ======   ======      ======
TOTAL RETURN (d) .....         7.62%         (6.72%)      17.26%    (1.24%)   17.48%    10.11%     3.07%   (3.34%)     19.10%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses (a) .         2.46%(e)       2.20%(b)     2.20%     2.20%     2.00%     2.00%     1.81%    1.19%       1.88%(b)
  Net investment income        7.21%          4.66%(b)     4.62%     5.44%     6.43%     6.48%     5.81%    5.34%       5.68%(b)
Portfolio turnover rate         108%           100%         107%      185%      204%      154%       73%     335%        171%
NET ASSETS END OF
  PERIOD (THOUSANDS) .       $9,956         $6,047       $8,403    $7,121   $11,843   $13,833   $14,806   $5,043      $4,774

(a) Figures are net of expense reimbursement by Keystone in connection with voluntary expense limitations. Before the expense reimbursement, the "Ratio of total expenses to average net assets" would have been 2.25%, 3.12%, 2.50%, 2.15% and 2.47% for the period from January 1, 1994 to October 31, 1994 and the years ended December 31, 1993, 1992, 1991 and 1990, respectively.
(b) Annualized.
(c) Effective January 1, 1993, the Fund adopted Statement of Position 93-2:
    "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies." As a result, distribution amounts exceeding book basis net investment income (or tax basis net income on a temporary basis) are presented as "Distributions in excess of investment income." Similarly, capital gain distributions in excess of book basis capital gains (or tax basis capital gains on a temporary basis) are presented as "Distributions in excess of capital gains." For the fiscal years ended December 31, 1992 and 1990, distributions in excess of book basis net investment income were charged to paid-in capital.
(d) Excluding applicable sales charges.
(e) The expense ratio includes indirectly paid expenses for the year ended October 31, 1995. Excluding indirectly paid expenses, the expense ratio would have been 2.44%.

                             FINANCIAL HIGHLIGHTS

                           KEYSTONE WORLD BOND FUND
                             WORLD BOND PORTFOLIO

                                CLASS B SHARES
               (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

    The following table contains important financial information with respect to the Fund and has been audited by KPMG Peat Marwick LLP, the Fund's independent auditors. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which also appear, together with the independent auditors' report, in the Fund's Annual Report. The Fund's financial statements, related notes and independent auditors' report are included in the statement of additional information. Additional information about the Fund's performance is contained in its Annual Report, which will be made available upon request and without charge.

                                                                                     AUGUST 2, 1993
                                                            PERIOD FROM             (DATE OF INITIAL
                                   YEAR ENDED            JANUARY 1, 1994 TO       PUBLIC OFFERING) TO
                                OCTOBER 31, 1995          OCTOBER 31, 1994         DECEMBER 31, 1993
                                ----------------         ------------------        -----------------
NET ASSET VALUE BEGINNING
  OF PERIOD ..............           $ 8.46                    $ 9.58                    $ 9.47
                                     ------                    ------                    ------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income ....             0.52                      0.31                      0.16
Net realized and
  unrealized gain (loss)
  on investment and
  foreign currency related
  transactions ...........             0.01                     (0.99)                     0.21
                                     ------                    ------                    ------
Total from investment
  operations .............             0.53                     (0.68)                     0.37
                                     ------                    ------                    ------
LESS DISTRIBUTIONS FROM:
Net investment income ....            (0.48)                        0                     (0.11)
In excess of net
  investment income (c) ..                0                         0                     (0.15)
Tax basis return of
  capital ................            (0.06)                    (0.44)                        0
Net realized gains on
  investment and foreign
  currency related
  transactions ...........                0                         0                         0
                                     ------                    ------                    ------
Total distributions ......            (0.54)                    (0.44)                    (0.26)
                                     ------                    ------                    ------
NET ASSET VALUE END OF
  PERIOD .................           $ 8.45                    $ 8.46                    $ 9.58
                                     ======                    ======                    ======
TOTAL RETURN (D) .........             6.68%                    (7.18%)                    3.93%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET
  ASSETS:
  Total expenses (a) .....             3.21%(e)                  2.95%(b)                  2.95%(b)
  Net investment income ..             6.43%                     4.05%(b)                  3.79%(b)
Portfolio turnover rate ..              108%                      100%                      107%
NET ASSETS END OF PERIOD
  (THOUSANDS) ............           $3,680                    $3,429                    $2,544

(a) Figures are net of expense reimbursement by Keystone in connection with voluntary expense limitations. Before the expense reimbursement, the "Ratio of total expenses to average net assets" would have been 3.03% and 3.47% for the period from January 1, 1994 to October 31, 1994 and for the period from August 2, 1993 (Date of Initial Public Offering) to December 31, 1993, respectively.
(b) Annualized.
(c) Effective January 1, 1993, the Fund adopted Statement of Position 93-2:
    "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies." As a result, distribution amounts exceeding book basis net investment income (or tax basis net income on a temporary basis) are presented as "Distributions in excess of investment income." Similarly, capital gain distributions in excess of book basis capital gains (or tax basis capital gains on a temporary basis) are presented as "Distributions in excess of capital gains."
(d) Excluding applicable sales charges.
(e) The expense ratio includes indirectly paid expenses for the year ended October 31, 1995. Excluding indirectly paid expenses, the expense ratio would have been 3.19%.

                             FINANCIAL HIGHLIGHTS

                           KEYSTONE WORLD BOND FUND
                             WORLD BOND PORTFOLIO

                                CLASS C SHARES
               (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

    The following table contains important financial information with respect to the Fund and has been audited by KPMG Peat Marwick LLP, the Fund's independent auditors. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which also appear, together with the independent auditors' report, in the Fund's Annual Report. The Fund's financial statements, related notes and independent auditors' report are included in the statement of additional information. Additional information about the Fund's performance is contained in its Annual Report, which will be made available upon request and without charge.

                                                                                      AUGUST 2, 1993
                                                             PERIOD FROM             (DATE OF INITIAL
                                    YEAR ENDED            JANUARY 1, 1994 TO       PUBLIC OFFERING) TO
                                 OCTOBER 31, 1995          OCTOBER 31, 1994         DECEMBER 31, 1993
                                 ----------------         ------------------        -----------------
NET ASSET VALUE
  BEGINNING OF PERIOD ............    $ 8.42                    $ 9.58                    $ 9.47
                                      ------                    ------                    ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.............      0.56                      0.30                      0.18
Net realized and unrealized gain
  (loss) on investment and
  foreign currency related
  transactions ...................     (0.02)                    (1.02)                     0.19
                                      ------                    ------                    ------
Total from investment operations        0.54                     (0.72)                     0.37
                                      ------                    ------                    ------
LESS DISTRIBUTIONS FROM:
Net investment income ............     (0.48)                        0                     (0.12)
In excess of net investment
  income (c) .....................         0                         0                     (0.14)
Tax basis return of capital ......     (0.06)                    (0.44)                        0
Net realized gains on investment
  and foreign currency related
  transactions ...................         0                         0                         0
                                      ------                    ------                    ------
Total distributions ..............     (0.54)                    (0.44)                    (0.26)
                                      ------                    ------                    ------
NET ASSET VALUE END OF PERIOD ....    $ 8.42                    $ 8.42                    $ 9.58
                                      ======                    ======                    ======
TOTAL RETURN (D) .................      6.83%                    (7.61%)                    3.93%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses (a) .............      3.21%(e)                  2.95%(b)                  2.95%(b)
  Net investment income ..........      6.49%                     3.94%(b)                  3.79%(b)
Portfolio turnover rate ..........       108%                      100%                      107%
NET ASSETS END OF PERIOD (THOUSANDS)  $1,183                    $1,591                    $1,878

(a) Figures are net of expense reimbursement by Keystone in connection with voluntary expense limitations. Before the expense reimbursement, the "Ratio of total expenses to average net assets" would have been 3.03% and 3.40% for the period from January 1, 1994 to October 31, 1994 and for the period from August 2, 1993 (Date of Initial Public Offering) to December 31, 1993, respectively.
(b) Annualized.
(c) Effective January 1, 1993, the Fund adopted Statement of Position 93-2:
    "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies." As a result, distribution amounts exceeding book basis net investment income (or tax basis net income on a temporary basis) are presented as "Distributions in excess of investment income." Similarly, capital gain distributions in excess of book basis capital gains (or tax basis capital gains on a temporary basis) are presented as "Distributions in excess of capital gains."
(d) Excluding applicable sales charges.
(e) The expense ratio includes indirectly paid expenses for the year ended October 31, 1995. Excluding indirectly paid expenses, the expense ratio would have been 3.19%.

THE FUND
  The Fund is an open-end, management investment company, commonly known as a mutual fund, and is authorized to issue series of shares representing portfolios of its assets, some or all of which portfolios may be diversified. At this time, the Fund issues shares of one nondiversified portfolio, the World Bond Portfolio. The Fund was formed as a Massachusetts business trust on September 5, 1986. The Fund is one of the thirty funds managed or advised by Keystone Investment Management Company (formerly named Keystone Custodian Funds, Inc.) ("Keystone"), the Fund's investment adviser.

INVESTMENT OBJECTIVES AND POLICIES
Investment Objective
  The Portfolio seeks current income by investing primarily in a nondiversified portfolio consisting of debt securities denominated in U.S. and foreign currencies. The Portfolio seeks capital appreciation as a secondary objective.

  If the Portfolio's investment objectives change, shareholders should consider whether the Portfolio is still an appropriate investment in light of their then current financial positions and needs.

  Of course, there can be no assurance that the Portfolio will achieve its investment objectives since there is uncertainty in every investment.

NORMAL MARKET CONDITIONS POLICY
  The Portfolio invests at least 65% of its total assets in bonds denominated in at least three currencies, one of which may be United States ("U.S.") currency. This policy is fundamental and may not be changed without obtaining the approval of the Portfolio's shareholders. While the Portfolio's fundamental policy requires it to invest at least 65% of its total assets in bonds denominated in at least three currencies, it is expected that under normal market conditions in excess of 80% of the Portfolio's total assets will be invested in debt securities denominated in U.S. and foreign currencies.

COUNTRY OF ISSUER POLICY
  Under normal market conditions, at least 65% of the Portfolio's total assets will also be invested in the securities of issuers located in three countries, one of which may be the U.S. The Portfolio may, and the Portfolio's adviser intends to, invest up to 35% of its assets in the securities of issuers located in "emerging" or "developing" market countries. For this purpose, countries with emerging or developing markets are generally those where the per capita income is in the low to middle ranges, as determined by the International Bank for Reconstruction and Development ("World Bank").

DEFENSIVE POLICY
  When, in the opinion of the Portfolio's investment adviser, market conditions warrant, the Portfolio may, for defensive purposes, temporarily invest more than 35% of its total assets in money market instruments, cash and government securities denominated in U.S. and foreign currencies. Under circumstances where the Portfolio is investing for defensive purposes, it may not be pursuing its investment objectives.

NONDIVERSIFICATION POLICY
  The Portfolio will attempt to vary its investments among issuers located in different countries as indicated above, but reserves authority to invest up to 25% of its total assets in obligations issued or guaranteed by any one foreign government and up to 10% of its total assets in obligations issued or guaranteed by any one multinational agency.

  In allocating the Portfolio's investments among issuers located in different countries, the Portfolio's adviser will take into consideration the interest rate environments and general economic conditions of such countries. It will also evaluate the relative values of different currencies on the basis of technical and political data and such fundamental economic criteria, as relative inflation rates and trends, projected growth rates, balance of payments status and economic policies.

  The debt securities in which the Portfolio may invest include bonds, debentures, notes, commercial paper, certificates of deposit, obligations issued or guaranteed by the U.S. or a foreign government or any of their political subdivisions, agencies or instrumentalities, and debt securities convertible into common stock.

  At least 65% of the debt securities selected for the Portfolio will be rated Baa or higher by Moody's Investors Service ("Moody's") or BBB or higher by Standard & Poor's Corporation ("S&P") or, if unrated, will be deemed to be of comparable quality by the Portfolio's adviser.

  Bonds rated Baa or higher by Moody's or BBB or higher by S&P are considered investment grade bonds and are generally considered medium to high quality obligations of the issuer. Such bonds generally have protections for timely interest payments and repayment of principal. Bonds rated in the lower part of these ratings, however, may have some speculative characteristics. Any split-rated bond in which the Portfolio may invest will be rated at least Baa by Moody's or BBB by S&P.

  Bonds that are rated Baa by Moody's are considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds rated BBB by S&P are regarded as having an adequate capacity to pay interest and repay principal. While such bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

  The balance of the debt securities held by the Portfolio may be rated below Baa by Moody's or below BBB by S&P. Such bonds are commonly referred to as "junk bonds." For a discussion of the investment risks associated with investments in such bonds, see the "Risk Factors" section of this prospectus.

  The value of the Portfolio's investments will vary inversely with changes in prevailing interest rates and changes in the value of the U.S. dollar in relation to foreign currencies. Because of these factors, investment in debt obligations may provide an opportunity for capital appreciation when interest rates are expected to decline.

  Investing in a nondiversified portfolio, as opposed to a diversified portfolio, may result in a greater degree of exposure to the economic movements of the market sector in which the Portfolio invests. Investment in foreign securities also involves other risks, which are described under "Risk Factors."

EQUITY POLICY
  The Portfolio, consistent with achieving its investment objectives, may invest up to 35% of its total assets in dividend-paying equity securities, such as common stocks or preferred stocks, including convertible preferred stock, and in the other instruments described herein.

OTHER ELIGIBLE SECURITIES
  The Portfolio may enter into repurchase agreements with respect to U.S. and foreign government securities for the purpose of investing cash balances. The Portfolio may purchase or sell foreign currency, purchase options on currency and purchase or sell forward foreign currency exchange contracts to manage exchange rates. In addition, the Portfolio may write covered call and put options and purchase call and put options on any security in which the Portfolio may invest, including the purchase of options to close out previously written options of the same series. The Portfolio may, for hedging purposes, purchase and sell futures contracts and put and call options on futures contracts. The Portfolio may purchase securities on a when-issued or forward commitment basis and may engage in the lending of portfolio securities.

  The Portfolio is authorized to enter into forward currency exchange contracts if, as a result, no more than 75% of the value of the investing classes of the Portfolio would be committed to the consummation of such contracts; provided, however, that the Fund has satisfied the requirements imposed by the Securities and Exchange Commission under the Investment Company Act of 1940 ("1940 Act").

  In addition to the options, futures contracts and forwards mentioned above, if consistent with its investment objectives, the Portfolio may also invest in certain other types of derivative instruments, including collateralized mortgage obligations, structured notes, interest rate swaps, index swaps, currency swaps and caps and floors. These vehicles can also be combined to create more complex products called hybrid derivatives or structured securities.

  The Portfolio intends to follow policies of the Securities and Exchange Commission as they are adopted from time to time with respect to illiquid securities, including, at this time, (1) treating as illiquid, securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Portfolio has valued such securities on its books, and (2) limiting its holdings of such securities to 15% of net assets.

  For further information about the types of investments and investment techniques available to the Portfolio, including the risks associated, see the section of this prospectus entitled "Additional Investment Information" and the statement of additional information.

NATURE OF INVESTMENT OBJECTIVES
  The Portfolio's investment objectives are nonfundamental and may be changed without the vote of a majority of the shareholders. If the investment objectives are changed and a shareholder determines that the Portfolio is no longer an appropriate investment, the shareholder may redeem his shares, but may be subject to a contingent deferred sales charge upon redemption.

INVESTMENT RESTRICTIONS
  The Fund has adopted the fundamental restrictions summarized below on behalf of its portfolios, which may not be changed without the approval of a majority (as defined in the 1940 Act) of the portfolio's outstanding shares. These restrictions and certain other fundamental and nonfundamental restrictions are contained in the statement of additional information.

  Generally, the Portfolio may not do the following:

    (1) purchase securities of any one issuer if as a result more than 10% of the outstanding voting secutities of such issuer would be held by the Portfolio, or invest more than 5% of the Portfolio's total assets (taken at market value) in the securities of any one issuer, except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, provided that the Portfolio may invest up to 25% of its total assets in securities issued or guaranteed by any single foreign government and up to 10% of its total assets in securities issued or guaranteed by any single multinational agency;

    (2) borrow money, except from a bank for temporary or emergency purposes (not for leveraging or investment) and may not borrow money in an amount exceeding one-third of the value of its total assets (less liabilities other than borrowings); any borrowings that come to exceed one-third of the Portfolio's total assets by reason of a decline in net assets will be reduced within three days to the extent necessary to comply with the one-third limitation; the Portfolio will not purchase securities while temporary bank borrowings in excess of 5% of its total assets are outstanding; and

    (3) invest more than 25% of its total assets (taken at market value) in securities of issuers in a particular industry or group of related industries, except U.S. government securities.

RISK FACTORS
  Like any investment, your investment in the Fund involves an element of risk. Before you invest in the Fund, you should carefully evaluate your ability to assume the risks your investment in the Fund poses. YOU CAN LOSE MONEY BY INVESTING IN THE FUND. YOUR INVESTMENT IS NOT GUARANTEED. A DECREASE IN THE VALUE OF THE FUND'S PORTFOLIO SECURITIES CAN RESULT IN A DECREASE IN THE VALUE OF YOUR INVESTMENT.

  By itself, the Portfolio does not constitute a balanced investment program. You should take into account your own investment objectives as well as your other investments when considering an investment in the Portfolio.

  Should the Portfolio need to raise cash to meet a large number of redemptions it may have to sell portfolio securities at a time when it would be disadvantageous to do so.

  Certain risks related to the Fund are discussed below. To the extent not discussed in this section, specific risks attendant to individual securities or investment practices are discussed in "Additional Investment Information" and in the Statement of Additional Information.

FOREIGN SECURITIES
  In addition, investing in the Portfolio, with its globally varied investments, involves greater risk than investing in a fund with a portfolio consisting solely of securities of domestic issuers for the following reasons:

    (1) there may be less public information available about foreign companies than is available about U.S. companies;

    (2) foreign companies are not generally subject to the uniform accounting, auditing and financial reporting standards and practices applicable to U.S. companies;

    (3) foreign stock markets have less volume than the U.S. market, and the securities of some foreign companies are less liquid and more volatile than the securities of comparable U.S. companies;

    (4) foreign securities transactions may involve higher brokerage commissions;

    (5) there may be less government regulation of stock exchanges, brokers, listed companies and banks in foreign countries than in the U.S.;

    (6) the Portfolio may incur fees on currency exchanges when it changes investments from one country to another;

    (7) the Portfolio's foreign investments could be affected by expropriation, confiscatory taxation, nationalization, establishment of exchange controls, political or social instability or diplomatic developments;

    (8) foreign governments may withhold income on investments; and

    (9) fluctuations in foreign exchange rates will affect the value of the Portfolio's investments, the value of dividends and interest earned, gains and losses realized on the sale of securities, net investment income and unrealized appreciation or depreciation of investments.

  Investing in securities of issuers in emerging markets countries involves exposure to economic systems that are generally less mature and political systems that are generally less stable than those of developed countries. In addition, investing in companies in emerging markets countries may also involve exposure to national policies that may restrict investment by foreigners and undeveloped legal systems governing private and foreign investments and private property. The typically small size of the markets for securities issued by companies in emerging markets countries and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

BELOW INVESTMENT GRADE BONDS
  The Portfolio may invest up to 35% of its assets in high yielding, high risk bonds and other similar securities commonly referred to as "junk bonds." Investment in such bonds involves risks that are greater than the risks of investing in higher quality debt securities and may result in greater upward and downward movement of the net asset value per share of the Portfolio. As a result, such risks should be carefully considered by investors. These risks, discussed in greater detail below, include risks from:

    (1) interest rate fluctuations;

    (2) changes in credit status, including weaker overall credit condition of issuers and risks of default;

    (3) industry, market and economic risk;

    (4) volatility of price resulting from broad and rapid changes in the value of underlying securities; and

    (5) greater price variability and credit risks of certain high yield securities such as zero coupon bonds and payment-in-kind bonds ("PIKs").

  More specifically, investors should be aware of the following risks:

    (1) Securities rated BB or lower by S&P or Ba or lower by Moody's are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments.

    (2) The lower ratings of certain securities held by the Portfolio reflect a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal, especially if the issuer is highly leveraged. Such issuer's ability to meet its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. Also, an economic downturn or an increase in interest rates may increase the potential for a default by the issuers of these securities.

    (3) The value of certain securities held by the Portfolio may be more susceptible to real or perceived adverse economic, company or industry conditions and publicity than is the case for higher quality securities.

    (4) The values of certain securities, like those of other fixed income securities, fluctuate in response to changes in interest rates. When interest rates decline, the value of a portfolio invested in bonds can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in bonds can be expected to decline. For example, in the case of an investment in a fixed income security, if interest rates increase after the security is purchased, the security, if sold prior to maturity, may return less than its cost. The prices of noninvestment grade bonds, however, are generally less sensitive to interest rate changes than higher rated bonds, but more sensitive to adverse or positive economic changes or individual corporate developments. With respect to derivative or structured securities, the market value of such securities may vary depending on the manner in which such securities have been structured. As a result, the value of such investments may change at a more rapid rate than that of traditional fixed income securities.

    (5) The secondary market for certain securities held by the Portfolio may be less liquid at certain times than the secondary market for higher quality debt securities, which may have an adverse effect on market price and the Portfolio's ability to dispose of particular issues and may also make it more difficult for the Portfolio to obtain accurate market quotations for purposes of valuing its assets.

    (6) Zero coupon bonds and PIKs involve additional special considerations. For example, zero coupon bonds do not require the periodic payment of interest. PIK bonds are debt obligations that provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments may experience greater fluctuation in value due to changes in interest rates than debt obligations that pay current interest currently. Even though these investments do not pay current interest in cash, the Portfolio is, nonetheless, required by tax laws to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus the Portfolio could be required at times to liquidate investments in order to fulfill its intention to distribute substantially all of its net income as dividends. The Portfolio will not be able to purchase additional income producing securities with cash used to make such distributions, and its direct income may be reduced as a result.

  The Portfolio may invest in securities that are rated as low as D by S&P and C- by Moody's. It is possible for securities rated D or C-, respectively, to have defaulted on payments of principal and/or interest at the time of investment. The section of this prospectus entitled "Additional Investment Information" describes these rating categories. The Portfolio intends to invest in D rated debt only in cases where, in the adviser's judgment, there is a distinct prospect of improvement in the issuer's financial position as a result of the completion of reorganization or otherwise. The Portfolio may also invest in unrated securities that, in the adviser's judgment, offer comparable yields and risks to those of securities that are rated, as well as in non-investment quality zero coupon bonds and PIKs.

RULE 144A SECURITIES
  The Portfolio may invest in restricted securities, including securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"). Generally, Rule 144A establishes a safe harbor from the registration requirements of the 1933 Act for resales by large institutional investors of securities not publicly traded in the U.S. The Portfolio may purchase Rule 144A securities when such securities present an attractive investment opportunity and otherwise meet the Portfolio's selection criteria. The Board of Trustees has adopted guidelines and procedures pursuant to which the liquidity of the Portfolio's Rule 144A securities is determined by Keystone, the Portfolio's adviser. The Board of Trustees monitors Keystone's implementation of such guidelines and procedures.

  At the present time, the Portfolio cannot accurately predict exactly how the market for Rule 144A securities will develop. A Rule 144A security that was readily marketable upon purchase may subsequently become illiquid. In such an event, the Board of Trustees will consider what action, if any, is appropriate.

PRICING SHARES
  The net asset value of a share of the Portfolio is computed each day on which the New York Stock Exchange (the "Exchange") is open as of the close of trading on the Exchange (currently 4:00 p.m. eastern time for the purpose of pricing Portfolio shares) except on days when changes in the value of the Portfolio's securities do not affect the current net asset value of its shares. The Exchange currently is closed on weekends, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of the Portfolio is arrived at by determining the value of the Portfolio's assets, subtracting its liabilities and dividing the result by the number of its shares outstanding.

  Current values for the Portfolio's securities are determined as follows:

    (1) bonds, debentures and other debt securities, whether or not listed on any national securities exchange, are valued at a price supplied by a pricing service or a bond dealer selected by the Portfolio's adviser;

    (2) common stock, preferred stock and other equity securities listed on the Exchange are valued on the basis of the last sale price on the Exchange; in the absence of any sales, such securities are valued at the mean between the closing asked price and the closing bid price;

    (3) common stock, preferred stock and other equity securities listed on other U.S. or foreign exchanges will be valued as described in paragraph (1) using quotations on the exchange on which the security is most extensively traded;

    (4) common stock, preferred stock and other equity securities unlisted and quoted on the National Market System ("NMS") are valued at the last sale price, provided a sale has occurred; in the absence of any sales, such securities are valued at the high or "inside" bid supplied by the NASD on its NASDAQ system for securities traded in the over-the-counter market;

    (5) common stock, preferred stock and other equity securities quoted on the NASDAQ system, but not listed on NMS, are valued at the high or "inside" bid;

    (6) common stock, preferred stock and other equity securities not listed and not quoted on the NASDAQ system for which over-the-counter market quotations are readily available are valued at the mean between the current bid and asked prices for such securities;

    (7) non-U.S. common stock, preferred stock and other equity securities not listed or listed and subject to restrictions on sale are valued at prices supplied by a dealer selected by the Portfolio's adviser;

    (8) short-term instruments having maturities of more than sixty days for which market quotations are readily available are valued at current market value; where market quotations are not available, such instruments are valued at fair value as determined by the Fund's Board of Trustees;

    (9) short-term instruments purchased with maturities of sixty days or less (including all master demand notes) are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market; short-term instruments maturing in more than sixty days when purchased and held on the sixtieth day prior to maturity are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market and, in any case, reflects fair value as determined by the Fund's Board of Trustees;

    (10) options, futures contracts and options on futures listed or traded on a national securities exchange are valued at the last sale price on such exchange prior to the time of determining net asset value or, if no sale is reported, are valued at the mean between the most recent bid and asked prices;

    (11) forward currency contracts are valued at their last sale as reported by a pricing service, and in the absence of a report at a value determined on the basis of the underlying currency at prevailing exchange rates;

    (12) securities subject to restrictions on resale are valued at fair value at least monthly by a pricing service under the direction of the Fund's Board of Trustees; and

    (13) all other assets are valued at fair market value as determined by or under the direction of the Fund's Board of Trustees.

DIVIDENDS AND TAXES
  The Portfolio has qualified and intends to qualify in the future as a regulated investment company under the Internal Revenue Code. The Portfolio qualifies if, among other things, it distributes to its shareholders at least 90% of its net investment income for its fiscal year. The Portfolio also intends to make timely distributions, if necessary, sufficient in amount to avoid the nondeductible 4% excise tax imposed on a regulated investment company to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income for such calendar year and 98% of its net capital gains for the one-year period ending on October 31 of such calendar year. Any taxable distributions declared in October, November, or December to shareholders of record in such a month and paid by the following January 31 will be taxable to shareholders as if paid on December 31 of the year in which declared. If the Portfolio qualifies and if it distributes substantially all of its net investment income and net capital gains, if any, to shareholders, it will be relieved of any federal income tax liability.

  The Fund declares and distributes dividends from the Portfolio's net investment income monthly. Distributions of short-term and long-term capital gains, if any, will be made at least annually. Shareholders receive Fund distributions in the form of additional shares of that class of shares upon which the distribution is based or, at the shareholder's option, in cash. Fund distributions in the form of additional shares are made at net asset value without the imposition of a sales charge.

  Because Class A shares bear most of the costs of distribution of such shares through payment of a front end sales charge while Class B and Class C shares bear such expenses through a higher annual distribution fee, expenses attributable to Class B shares and Class C shares will generally be higher than those attributable to Class A shares, and income distributions paid by the Fund with respect to Class A shares will generally be greater than those paid with respect to Class B and Class C shares.

  Income dividends and net short-term gains distributions are taxable as ordinary income and net long-term gains distributions are taxable as capital gains regardless of how long Fund shares have been held. However, if Fund shares held for less than six months are sold at a loss, such loss will be treated for tax purposes as a long-term capital loss to the extent of any long-term capital gains dividends received. The Fund advises shareholders annually as to the federal tax status of all distributions made during the year.

FUND MANAGEMENT AND EXPENSES
BOARD OF TRUSTEES
  Under Massachusetts law, the Fund's Board of Trustees has absolute and exclusive control over the management and disposition of all assets of the Fund. Subject to the authority of the Fund's Board of Trustees, Keystone, the Fund's adviser, provides investment advice, management and administrative services to the Fund.

INVESTMENT ADVISER
  Keystone, located at 200 Berkeley Street, Boston, Massachusetts 02116-5034, has provided investment advisory and management services to investment companies and private accounts since it was organized in 1932. Keystone is a wholly-owned subsidiary of Keystone Investments, Inc. (formerly named Keystone Group, Inc.) ("Keystone Investments"), located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

  Keystone Investments is a private corporation predominantly owned by current and former members of management of Keystone and its affiliates. The shares of Keystone Investments common stock beneficially owned by management are held in a number of voting trusts, the trustees of which are George S. Bissell, Albert H. Elfner, III, Edward F. Godfrey and Ralph J. Spuehler, Jr. Keystone Investments provides accounting, bookkeeping, legal, personnel and general corporate services to Keystone, its affiliates and the Keystone Investments Family of Funds.

  Under its Investment Advisory and Management Agreement (the "Advisory Agreement") with the Fund, Keystone manages the investment and reinvestment of the Portfolio's assets, supervises the operation of the Fund, provides all necessary office space, facilities, equipment and personnel and arranges, at the request of the Fund, for its employees to serve as officers or agents of the Fund.

  The Portfolio pays Keystone a fee for its services at the annual rates set forth below:

                                                           Aggregate Net Asset
Management                                                 Value of the Shares
Fee                                Income                     of the Portfolio
------------------------------------------------------------------------------
                          1.5% of Gross Income plus
0.50% of the first                                        $  500,000,000, plus
0.45% of the next                                         $  500,000,000, plus
0.40% of amounts over                                     $1,000,000,000

  Keystone's fee is computed as of the close of business on each business day and payable daily.

  For the fiscal period ended October 31, 1995, including indirectly paid expenses, the Portfolio paid to Keystone management fees of $93,806, which represented 0.65% of the Portfolio's average net assets.

  To the extent the Portfolio's management fee exceeds 0.75% of the Portfolio's average net assets, the fee would be higher than that paid by most other investment companies. The Portfolio's fee structure is comparable, however, to that of other global and international funds subject to the higher costs involved in managing a portfolio of predominantly international securities.

  The Advisory Agreement continues in effect from year to year only so long as such continuance is specifically approved at least annually by the Fund's Board of Trustees or by vote of a majority of the outstanding shares of the Fund. In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of Independent Trustees in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Fund or Keystone. The Advisory Agreement will terminate automatically upon its assignment.

FUND EXPENSES
  The Portfolio will pay all of its expenses. In addition to the investment advisory, management and Distribution Plan fees discussed herein, the principal expenses the Portfolio is expected to pay include its share (currently 100%) of the expenses of certain Trustees; the Fund's transfer, dividend disbursing and shareholder servicing agent expenses; the Fund's custodian expenses; fees of the Fund's accountants, as well as legal counsel to the Fund's Trustees; fees payable to government agencies, including registration and qualification fees attributable to the Fund and its shares under federal and state securities laws; and certain extraordinary expenses. In addition, each class will pay all of the expenses attributable to it. Such expenses are currently limited to Distribution Plan expenses. The Portfolio also pays its brokerage commissions, interest charges and taxes.

  For the fiscal year ended October 31, 1995, the Portfolio's Class A, Class B, and Class C shares paid 2.46%, 3.21%, and 3.21%, respectively, of such class' average net assets in expenses. These percentages are after Keystone's reimbursement of certain of the Fund's expenses pursuant to voluntary expense limitations, which were in effect until December 31, 1994. In connection with such voluntary expense limits, Keystone reimbursed the Fund $597, $190 and $156 for Class A, Class B and Class C shares, respectively. Keystone would not be required to reimburse the Fund to the extent such reimbursement would result in the Fund's inability to qualify as a regulated investment company under the Internal Revenue Code.

  During the fiscal year ended October 31, 1995, the Portfolio paid or accrued to Keystone Investor Resource Center, Inc. ("KIRC"), the Fund's transfer and dividend paying agent, $19,141 for certain accounting and printing services and $74,907 for transfer agent services. KIRC is a wholly-owned subsidiary of Keystone.

  The Fund has adopted a Code of Ethics incorporating policies on personal securities trading as recommended by the Investment Company Institute.

PORTFOLIO MANAGER
  Gilman C. Gunn is the Fund's portfolio manager. Mr. Gunn is a Keystone Senior Vice President and Group Head. An investment professional with 23 years of experience, he has spent over ten years in London, Kuwait and Thailand.

SECURITIES TRANSACTIONS
  Under policies established by the Board of Trustees, the Portfolio's adviser selects broker-dealers to execute transactions subject to the receipt of best execution. When selecting broker-dealers to execute portfolio transactions, the Portfolio's adviser may consider as a factor the number of shares of the Portfolio sold by such broker-dealer. In addition, broker-dealers executing portfolio transactions may, from time to time, be affiliated with the Fund, Keystone, the Fund's principal underwriter or their affiliates.

  The Portfolio may pay higher commissions to broker-dealers that provide research services. Keystone may use these services in advising the Portfolio as well as in advising its other clients.

PORTFOLIO TURNOVER
  The Portfolio's turnover rates for the ten-month period ended October 31, 1994 and the fiscal year ended October 31, 1995 were 100% and 108%, respectively. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio as well as additional gains and/or losses. The Portfolio pays brokerage commissions in connection with the writing of options and effecting the closing purchase or sale transactions as well as for some purchases and sales of portfolio securities.

HOW TO BUY SHARES
  You may purchase shares of the Portfolio from any broker-dealer that has a selling agreement with Keystone Investment Distributors Company (formerly named Keystone Distributors, Inc.) (the "Principal Underwriter"). The Principal Underwriter, a wholly-owned subsidiary of Keystone, is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

  In addition, you may open an account for the purchase of shares of the Portfolio by mailing to the Fund c/o Keystone Investor Resource Center, Inc., P.O. Box 2121, Boston, Massachusetts 02106-2121, a completed account application and a check, payable to the Portfolio. You may also open an account by telephoning 1-800-343-2898 to obtain the number of an account to which you can wire or electronically transfer funds, and then sending in a completed account application. Subsequent investments in Portfolio shares in any amount may be made by check, by wiring Federal funds or by an electronic funds transfer ("EFT").

  Orders for the purchase of shares of the Portfolio will be confirmed at an offering price equal to the net asset value per share next determined after receipt of the order in proper form by the Principal Underwriter (generally as of the close of the Exchange on that day) plus, in the case of Class A shares, the sales charge. Orders received by dealers or other firms prior to the close of the Exchange and received by the Principal Underwriter prior to the close of its business day will be confirmed at the offering price effective as of the close of the Exchange on that day.

  Orders for shares received, other than as stated above, will receive the offering price equal to the net asset value per share next determined (generally the next business day's offering price) plus, in the case of Class A shares, the sales charge.

  An initial purchase must be at least $1,000. There is no minimum amount for subsequent purchases. The Fund reserves the right to determine the net asset value more frequently than once a day if deemed desirable. Dealers and other financial services firms are obligated to transmit orders promptly.

  The Fund reserves the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders.

  Shareholder inquiries should be directed to KIRC by calling toll free 1-800-343-2898 or writing to KIRC or to the firm from which this prospectus was received.

ALTERNATIVE SALES OPTIONS
  Generally, the Fund offers three classes of shares:

CLASS A SHARES -- FRONT END LOAD OPTION
  Class A shares are sold with a sales charge at the time of purchase. Class A shares are not subject to a sales charge when they are redeemed except as follows: Class A shares purchased on or after April 10, 1995 (1) in an amount equal to or exceeding $1,000,000 or (2) by a corporate qualified retirement plan or a non-qualified deferred compensation plan sponsored by a corporation having 100 or more eligible employees (a "Qualifying Plan"), in either case without a front end sales charge, will be subject to a contingent deferred sales charge for the 24 month period following the date of purchase. Certain Class A shares purchased prior to April 10, 1995 may be subject to a deferred sales charge upon redemption during the one year period following the date of purchase.

CLASS B SHARES -- BACK END LOAD OPTION
   Class B shares are sold without a sales charge at the time of purchase, but are, with certain exceptions, subject to a deferred sales charge if they are redeemed. Class B shares purchased on or after June 1, 1995 are subject to a deferred sales charge upon redemption during the 72 month period from and including the month of purchase. Class B shares purchased prior to June 1, 1995 are subject to a deferred sales charge upon redemption during the four calendar years following purchase. Class B shares purchased on or after June 1, 1995 that have been outstanding for eight years from and including the month of purchase will automatically convert to Class A shares without imposition of a front-end sales charge or exchange fee. Class B shares purchased prior to June 1, 1995 will retain their existing conversion rights.

CLASS C SHARES -- LEVEL LOAD OPTION
  Class C shares are sold without a sales charge at the time of purchase, but are subject to a deferred sales charge if they are redeemed within one year after the date of purchase. Class C shares are available only through dealers who have entered into special distribution agreements with the Principal Underwriter.

  Each class of shares, pursuant to its Distribution Plan or other plans, as the case may be, pays an annual service fee of 0.25% of the Fund's average daily net assets attributable to that class. In addition to the 0.25% service fee the Class B and C Distribution Plans provide for the payment of an annual distribution fee of up to 0.75% of the average net assets attributable to their respective classes. As a result, income distributions paid by the Fund with respect to Class B and Class C shares will generally be less than those paid with respect to Class A shares.

  Investors who would rather pay the entire cost of distribution at the time of investment, rather than spreading such cost over time, might consider Class A shares. Depending on the amount of the purchase and the intended length of investment, other investors might consider Class B or Class C shares, in which case 100% of the purchase price is invested immediately. The Fund will not normally accept any purchase of Class B shares in the amount of $250,000 or more, and will not normally accept any purchase of Class C shares in the amount of $1,000,000 or more.

CLASS A SHARES

  Class A shares are offered at net asset value plus an initial sales charge as follows:

                                                                             AS A % OF      CONCESSION TO
                                                              AS A % OF     NET AMOUNT  DEALERS AS A % OF
AMOUNT OF PURCHASE                                       OFFERING PRICE      INVESTED*     OFFERING PRICE
---------------------------------------------------------------------------------------------------------
Less than $100,000 .................................              4.75%          4.99%              4.25%
$100,000 but less than $250,000 ....................              3.75%          3.90%              3.25%
$250,000 but less than $500,000 ....................              2.50%          2.56%              2.25%
$500,000 but less than $1,000,000 ..................              1.50%          1.52%              1.50%
----------
*Rounded to the nearest one-hundredth percent.

                ----------------------------------------------
  Purchases of the Fund's Class A shares in the amount of $1 million or more and/or purchases of Class A shares made by a Qualifying Plan or a tax-sheltered annuity plan sponsored by public educational organization having 5,000 or more eligible employees (a "TSA Plan") will be at net asset value without the imposition of a front-end sales charge (each such purchase, an "NAV Purchase").

  With respect to NAV Purchases, the Principal Underwriter will pay broker/ dealers or others concessions based on (1) the investor's cumulative purchases during the one-year period beginning with the date of the initial NAV Purchase and (2) the investor's cumulative purchases during each subsequent one-year period beginning with the first NAV Purchase following the end of the prior period. For such purchases, concessions will be paid at the following rate:
1.00% of the investment amount up to $2,999,999; plus 0.50% of the investment amount between $3,000,000 and $4,999,999; plus 0.25% of the investment amount over $4,999,999.

  With the exception of Class A shares acquired by a TSA Plan in an NAV Purchase, as described above, Class A shares acquired on or after April 10, 1995 in an NAV Purchase are subject to a contingent deferred sales charge of 1.00% upon redemption during the 24 month period commencing on the date the shares were originally purchased. Class A shares acquired by a TSA Plan in an NAV Purchase are not subject to a contingent deferred sales charge. Certain Class A shares purchased without a front-end sales charge prior to April 10, 1995 are subject to a contingent deferred sales charge of 0.25% upon redemption during the one year period commencing on the date such shares were originally purchased.

  The sales charge is paid to the Principal Underwriter, which in turn normally reallows a portion to your broker-dealer. In addition, your broker-dealer currently will be paid periodic service fees at an annual rate of up to 0.25% of the average daily net asset value of Class A shares maintained by such recipient on the books of the Fund for specified periods.

  Upon written notice to dealers with whom it has dealer agreements, the Principal Underwriter may reallow up to the full applicable sales charge.

  Initial sales charges may be eliminated for persons purchasing Class A shares that are included in a broker-dealer or investment adviser managed fee based program (a wrap account) through broker dealers or investment advisers who have entered into special agreements with the Principal Underwriter. Initial sales charges may be reduced or eliminated for persons or organizations purchasing Class A shares of the Fund alone or in combination with Class A shares of other Keystone America Funds. See Exhibit A to this prospectus.

  Upon prior notification to the Principal Underwriter, Class A shares may be purchased at net asset value by clients of registered representatives within six months after the redemption of shares of any registered open-end investment company not distributed or managed by Keystone or its affiliates when the amount invested represents redemption proceeds from such unrelated registered open-end investment company, and the shareholder either (1) paid a front end sales charge, or (2) was at some time subject to, but did not actually pay, a contingent deferred sales charge with respect to the redemption proceeds. This special net asset value purchase is currently offered only one calendar month by month basis and may be modified or terminated in the near future.

  In addition, upon prior notification to the Principal Underwriter, Class A shares may be purchased at net asset value by clients of registered representatives within six months after a change in the registered representative's employment when the amount invested represents redemption proceeds from a registered open-end management investment company not distributed or managed by Keystone or its affiliates; and the shareholder either
(1) paid a front end sales charge, or (2) was at some time subject to, but did not actually pay, a contingent deferred sales charge with respect to the redemption proceeds.

CLASS A DISTRIBUTION PLAN
  The Fund has adopted a Distribution Plan with respect to its Class A shares ("Class A Distribution Plan") that provides for expenditures, currently limited to 0.25% annually of the average daily net asset value of Class A shares, to pay expenses associated with the distribution of Class A shares. Payments under the Class A Distribution Plan are currently made to the Principal Underwriter (which may reallow all or part to others, such as dealers) as shareholder service fees at an annual rate of up to 0.25% of the average daily net asset value of Class A shares maintained by such recipients on the books of the Fund for specified periods.

CLASS B SHARES
  Class B shares are offered at net asset value, without an initial sales charge.

  With respect to Class B shares purchased on or after June 1, 1995, the Fund, with certain exceptions, imposes a deferred sales charge in accordance with the following schedule:

                                                 DEFERRED
                                                  SALES
                                                  CHARGE
REDEMPTION TIMING                                IMPOSED
-----------------                                -------
First twelve month period ....................    5.00%
Second twelve month period ...................    4.00%
Third twelve month period ....................    3.00%
Fourth twelve month period ...................    3.00%
Fifth twelve month period ....................    2.00%
Sixth twelve month period ....................    1.00%

No deferred sales charge is imposed on amounts redeemed thereafter.

  With respect to Class B shares purchased prior to June 1, 1995, the Fund, with certain exceptions, imposes a deferred sales charge of 3.00% on shares redeemed during the calendar year of purchase and the first calendar year after the year of purchase; 2.00% on shares redeemed during the second calendar year after the year of purchase; and 1.00% on shares redeemed during the third calendar year after the year of purchase. No deferred sales charge is imposed on amounts redeemed thereafter.

  When imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to you. The deferred sales charge is retained by the Principal Underwriter. Amounts received by the Principal Underwriter under the Class B Distribution Plan are reduced by deferred sales charges retained by the Principal Underwriter. See "Contingent Deferred Sales Charge and Waiver of Sales Charges" below.

  Class B shares purchased on or after June 1, 1995 that have been outstanding for eight years from and including the month of purchase will automatically convert to Class A shares (which are subject to a lower Distribution Plan charge) without imposition of a front-end sales charge or exchange fee. Class B shares purchased prior to June 1, 1995 will similarly convert to Class A shares at the end of seven calendar years after the year of purchase. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificates to KIRC.) The Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. Because the net asset value per share of the Class A shares may be higher or lower than that of the Class B shares at the time of conversion, although the dollar value will be the same, a shareholder may receive more or fewer Class A shares than the number of Class B shares converted. Under current law, it is the Fund's opinion that such a conversion will not constitute a taxable event under federal income tax law. In the event that this ceases to be the case, the Board of Trustees will consider what action, if any, is appropriate and in the best interests of the Class B shareholders.

CLASS B DISTRIBUTION PLANS
  The Fund has adopted Distribution Plans and other plans with respect to its Class B shares (all such plans collectively, "Class B Distribution Plans") that provide for expenditures at an annual rate of up to 1.00% of the average daily net asset value of Class B shares to pay expenses of the distribution of Class B shares. Payments under the Class B Distribution Plans are currently made to the Principal Underwriter (which may reallow all or part to others, such as dealers)
(1) as commissions for Class B shares sold and (2) as shareholder service fees. Amounts paid or accrued to the Principal Underwriter under (1) and (2) in the aggregate may not exceed the annual limitation referred to above.

  The Principal Underwriter generally reallows to brokers or others a commission equal to 4.00% of the price paid for each Class B share sold plus the first year's service fee in advance in the amount of 0.25% of the price paid for each Class B share sold. Beginning approximately 12 months after the purchase of a Class B share, the broker or other party will receive service fees at an annual rate of 0.25% of the average daily net asset value of such Class B share maintained by the recipient on the books of the Fund for specified periods. See "Distribution Plans" below.

CLASS C SHARES
  Class C shares are offered only through dealers who have special distribution agreements with the Principal Underwriter. Class C shares are offered at net asset value, without an initial sales charge. With certain exceptions, the Fund may impose a deferred sales charge of 1.00% on shares redeemed within one year after the date of purchase. No deferred sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to a shareholder. The deferred sales charge is retained by the Principal Underwriter. See "Contingent Deferred Sales Charges and Waiver of Sales Charges" below.

CLASS C DISTRIBUTION PLANS
  The Fund has adopted a Distribution Plan and other plans with respect to its Class C shares (all such plans collectively, the "Class C Distribution Plans") that provide for expenditures at an annual rate of up to 1.00% of the average daily net asset value of Class C shares to pay expenses of the distribution of Class C shares. Payments under the Class C Distribution Plans are currently made to the Principal Underwriter (which may reallow all or part to others, such as dealers) (1) as commissions for Fund shares sold and (2) as shareholder service fees. Amounts paid or accrued to the Principal Underwriter under (1) and (2) in the aggregate may not exceed the annual limitation referred to above.

  The Principal Underwriter generally reallows to brokers or others a commission in the amount of 0.75% of the price paid for each Class C share sold, plus the first year's service fee in advance in the amount of 0.25% of the price paid for each Class C share sold, and, beginning approximately fifteen months after purchase, a commission at an annual rate of 0.75% (subject to NASD rules -- see "Distribution Plans") plus service fees at an annual rate of 0.25%, respectively, of the average daily net asset value of each Class C share maintained by such recipients on the books of the Fund for specified periods. See "Distribution Plans" below.

  CONTINGENT DEFERRED SALES CHARGE AND WAIVER OF SALES CHARGES Any contingent deferred sales charge imposed upon the redemption of Class A, Class B or Class C shares is a percentage of the lesser of (1) the net asset value of the shares redeemed or (2) the net asset value at the time of purchase of such shares. No contingent deferred sales charge is imposed when a shareholder redeems amounts derived from (1) increases in the value of an account above the net cost of such shares due to increases in the net asset value per share of the Fund; (2) certain shares with respect to which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions; (3) certain Class A shares held for more than one year or two years, as the case may be; (4) Class B shares held during more than four consecutive calendar years or more than 72 months, as the case may be; or
(5) Class C shares held for more than one year. Upon request for redemption, shares not subject to the contingent deferred sales charge will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed.

  The Fund also may sell Class A, Class B or Class C shares at net asset value without any initial sales charge or a contingent deferred sales charge to certain Directors, Trustees, officers and employees of the Fund and Keystone and certain of their affiliates, to registered representatives of firms with dealer agreements with the Principal Underwriter and to a bank or trust company acting as a trustee for a single account.

  With respect to Class A shares purchased by a Qualifying Plan at net asset value or Class C shares purchased by a Qualifying Plan, no contingent deferred sales charge will be imposed on any redemptions made specifically by an individual participant in the Qualifying Plan. This waiver is not available in the event a Qualifying Plan (as a whole) redeems substantially all of its assets.

  In addition, no contingent deferred sales charge is imposed on a redemption of shares of the Fund in the event of (1) death or disability of the shareholder;
(2) a lump-sum distribution from a 401(k) plan or other benefit plan qualified under the Employee Retirement Income Security Act of 1974 ("ERISA"); (3) automatic withdrawals from ERISA plans if the shareholder is at least 59 1/2 years old; (4) involuntary redemptions of accounts having an aggregate net asset value of less than $1,000; (5) automatic withdrawals under an automatic withdrawal plan of up to 1 1/2% per month of the shareholder's initial account balance; (6) withdrawals consisting of loan proceeds to a retirement plan participant; (7) financial hardship withdrawals made by a retirement plan participant; or (8) withdrawals consisting of returns of excess contributions or excess deferral amounts made to a retirement plan participant.

ARRANGEMENTS WITH BROKER-DEALERS AND OTHERS
  The Principal Underwriter may, from time to time, provide promotional incentives, including reallowance of up to the entire sales charge, to certain dealers whose representatives have sold or are expected to sell significant amounts of Fund shares. In addition, dealers may, from time to time, receive additional cash payments. The Principal Underwriter may also provide written information to dealers with whom it has dealer agreements that relates to sales incentive campaigns conducted by such dealers for their representatives as well as financial assistance in connection with pre-approved seminars, conferences and advertising. No such programs or additional compensation will be offered to the extent they are prohibited by the laws of any state or any self-regulatory agency, such as the NASD. Dealers to whom substantially the entire sales charge is reallowed may be deemed to be underwriters as that term is defined under the 1933 Act.

  The Principal Underwriter may, at its own expense, pay concessions in addition to those described above to dealers that satisfy certain criteria established from time to time by the Principal Underwriter. These conditions relate to increasing sales of shares of the Keystone funds over specified periods and certain other factors. Such payments may, depending on the dealer's satisfaction of the required conditions, be periodic and may be up to 0.25% of the value of shares sold by such dealer.

  The Principal Underwriter also may pay banks and other financial services firms that facilitate transactions in shares of the Fund for their clients a transaction fee up to the level of the payments made allowable to dealers for the sale of such shares as described above.

  The Glass-Steagall Act currently limits the ability of a depository institution (such as a commercial bank or a savings and loan association) to become an underwriter or distributor of securities. In the event the Glass-Steagall Act is deemed to prohibit depository institutions from accepting payments under the arrangement described above, or should Congress relax current restrictions on depository institutions, the Board of Trustees will consider what action, if any, is appropriate.

  In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and financial institutions may be required to register as dealers pursuant to state law.

DISTRIBUTION PLANS
  As discussed above, the Fund bears some of the costs of selling its shares under Distribution Plans and other plans adopted with respect to its Class A, Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act.

  The NASD currently limits the amount that a fund may pay annually in distribution costs for the sale of its shares and shareholder service fees. The NASD limits annual expenditures to 1.00% of the aggregate average daily net asset value of a fund's shares, of which 0.75% may be used to pay such distribution costs and 0.25% may be used to pay shareholder service fees. The NASD also limits the aggregate amount that the Fund may pay for such distribution costs to 6.25% of gross share sales since the inception of the 12b-1 Distribution Plans, plus interest at the prime rate plus 1% on such amounts (less any contingent deferred sales charges paid by shareholders to the Principal Underwriter) remaining unpaid from time to time.

  The Principal Underwriter intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection with the Class B Distribution Plans that exceed current annual payments permitted to be received by the Principal Underwriter from the Fund. The Principal Underwriter intends to seek full payment of such charges from the Fund (together with annual interest thereon at the prime rate plus one percent) at such time in the future as, and to the extent that, payment thereof by the Fund would be within the permitted limits.

  If the Fund's Independent Trustees authorize such payments, the effect would be to extend the period of time during which the Fund incurs the maximum amount of costs allowed by a Distribution Plan. If a Distribution Plan is terminated, the Principal Underwriter will ask the Independent Trustees to take whatever action they deem appropriate under the circumstances with respect to payment of such amounts.

  In connection with financing its distribution costs, including commission advances to dealers and others, the Principal Underwriter has sold to a financial institution substantially all of its 12b-1 fee collection rights and contingent deferred sales charge collection rights in respect of Class B shares sold during the two-year period commencing approximately June 1, 1995. The Fund has agreed not to reduce the rate of payment of 12b-1 fees in respect of such Class B shares unless it terminates such shares' Distribution Plan completely. If it terminates such Distribution Plan, the Fund may be subject to adverse distribution consequences.

  Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

  For Class B shares sold prior to June 1, 1995, unreimbursed distribution expenses at October 31, 1995 were $191,513 (5.2% of such Class B assets at October 31, 1995). For Class B shares sold on or after June 1, 1995, unreimbursed distribution expenses at October 31, 1995 were $18,809 (1.0% of such Class B net assets at October 31, 1995). Unreimbursed distribution expenses at October 31, 1995 for Class C shares were $117,401 (9.9% of Class C net assets at October 31, 1995).

  For the fiscal year ended October 31, 1995, the Fund paid the Principal Underwriter $22,659, $31,853 ($29,857 with respect to Class B shares sold prior to June 1, 1995 and $1,996 with respect to Class B shares sold on or after June 1, 1995) and $13,920 pursuant to its Class A, Class B and Class C Distribution Plans, respectively.

  Dealers or others may receive different levels of compensation depending on which class of shares they sell. Payments pursuant to a Distribution Plan are included in the operating expenses of the class.

HOW TO REDEEM SHARES
  You may redeem Portfolio shares for cash at their net asset value upon written order to the Fund c/o KIRC, and presentation to the Fund of a properly endorsed share certificate (if certificates have been issued). Your signature (s) on the written order and certificates must be guaranteed as described below. In order to redeem by telephone, you must have completed the authorization in your account application.

  The redemption value equals the net asset value per share and may be more or less than your cost depending upon changes in the value of the Portfolio's securities between purchase and redemption.

  If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to you.

REDEMPTION OF SHARES IN GENERAL
  At various times, the Fund may be requested to redeem shares for which it has not yet received good payment. In such a case, the Fund will mail the redemption proceeds upon clearance of the purchase check which may take up to 15 days or more. Any delay may be avoided by purchasing shares either with a certified check or by Federal Reserve or bank wire of funds or by EFT. Although the mailing of a redemption check or the wiring or EFT of redemption proceeds may be delayed, the redemption value will be determined and the redemption processed in the ordinary course of business upon receipt of proper documentation. In such a case, after the redemption and prior to the release of the proceeds, no appreciation or depreciation will occur in the value of the redeemed shares, and no interest will be paid on the redemption proceeds. If the payment of a redemption has been delayed, the check will be mailed or the proceeds wired or sent EFT promptly after good payment has been collected.

  The Fund computes the amount due you at the close of the Exchange at the end of the day on which it has received all proper documentation from you. Payment of the amount due on redemption, less any applicable contingent deferred sales charge (as described above), will be made within seven days thereafter except as discussed herein.

  You may also redeem your shares through broker-dealers. The Principal Underwriter, acting as agent for the Fund, stands ready to repurchase Portfolio shares upon orders from dealers and will calculate the net asset value on the same terms as those orders for the purchase of shares received from broker-dealers and described under "How to Buy Shares." If the Principal Underwriter has received proper documentation, it will pay the redemption proceeds, less any applicable deferred sales charge, to the broker-dealer placing the order within seven days thereafter. The Principal Underwriter charges no fees for this service; your broker-dealer, however, may charge a service fee.

  For your protection, SIGNATURES ON CERTIFICATES, STOCK POWERS AND ALL WRITTEN ORDERS OR AUTHORIZATIONS MUST BE GUARANTEED BY A U.S. STOCK EXCHANGE MEMBER, A BANK OR OTHER PERSONS ELIGIBLE TO GUARANTEE SIGNATURES UNDER THE SECURITIES EXCHANGE ACT OF 1934 AND KIRC'S POLICIES. The Fund or KIRC may waive this requirement but may also require additional documents in certain cases. Currently, the requirement for a signature guarantee has been waived on redemptions of $50,000 or less when the account address of record has been the same for a minimum period of 30 days. The Fund and KIRC reserve the right to withdraw this waiver at any time.

  If the Fund receives a redemption order, but you have not clearly indicated the amount of money or number of shares involved, the Fund cannot execute the order. In such cases, the Fund will request the missing information from you and process the order on the day such information is received.

TELEPHONE REDEMPTIONS
  Under ordinary circumstances, you may redeem up to $50,000 from your account by telephone by calling toll free 1-800-343-2898. To engage in telephone transactions generally, you must complete the appropriate sections of the Fund's application.

  In order to insure that instructions received by KIRC are genuine when you initiate a telephone transaction, you will be asked to verify certain criteria specific to your account. At the conclusion of the transaction, you will be given a transaction number confirming your request, and written confirmation of your transaction will be mailed the next business day. Your telephone instructions will be recorded. Redemptions by telephone are allowed only if the address and bank account of record have been the same for a minimum period of 30 days.

  If the redemption proceeds are less than $2,500, they will be mailed by check. If they are $2,500 or more, they will be mailed, wired or sent by EFT to your previously designated bank account as you direct. If you do not specify how you wish your redemption proceeds to be sent, they will be mailed by check.

  If you cannot reach the Fund by telephone, you should follow the procedures for redeeming by mail or through a broker as set forth above.

SMALL ACCOUNTS
  Because of the high cost of maintaining small accounts, the Fund reserves the right to redeem your account if its value has fallen below $1,000, the current minimum investment level, as a result of your redemptions (but not as a result of market action). You will be notified in writing and allowed 60 days to increase the value of your account to the minimum investment level. No deferred sales charges are applied to such redemptions.

REDEMPTIONS IN KIND
  If conditions arise that would make it undesirable for the Fund to pay for all redemptions in cash, the Fund may authorize payment for shares to be made in portfolio securities or other property. The Fund has obligated itself, however, under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder in any 90-day period up to the lesser of $250,000 or 1% of the Portfolio's net assets at the beginning of such period. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share and would, to the extent permitted by law, be readily marketable. Shareholders receiving such securities would incur brokerage costs when these securities are sold.

GENERAL
  The Fund reserves the right at any time to terminate, suspend or change the terms of any redemption method described in this prospectus, except redemption by mail, and to impose fees.

  Except as otherwise noted, neither the Fund, KIRC nor the Principal Underwriter assumes responsibility for the authenticity of any instructions received by any of them from a shareholder in writing, over the Keystone Automated Response Line ("KARL") or by telephone. KIRC will employ reasonable procedures to confirm that instructions received over KARL or by telephone are genuine. Neither the Fund, KIRC nor the Principal Underwriter will be liable when following instructions received over KARL or by telephone which KIRC reasonably believes to be genuine.

  The Fund may temporarily suspend the right to redeem its shares when (1) the Exchange is closed, other than customary weekend and holiday closings; (2) trading on the Exchange is restricted; (3) an emergency exists and the Fund cannot dispose of its investments or fairly determine their value; or (4) the Securities and Exchange Commission so orders.

SHAREHOLDER SERVICES
  Details on all shareholder services may be obtained from KIRC by writing or by calling toll free 1-800-343-2898.

KEYSTONE AUTOMATED RESPONSE LINE
  The Keystone Automated Response Line offers you specific fund account information and price and yield quotations as well as the ability to do account transactions, including investments, exchanges and redemptions. You may access KARL by dialing toll free 1-800-346-3858 on any touch-tone telephone, 24 hours a day, seven days a week.

EXCHANGES
  If you have obtained the appropriate prospectus, you may exchange shares of the Portfolio for shares of other Keystone America Funds and Keystone Liquid Trust ("KLT") as follows:

    Class A shares may be exchanged for Class A shares of other Keystone America Funds and Class A shares of KLT;

    Class B shares, except as noted below, may be exchanged for the same type of Class B shares of other Keystone America Funds and the same type of Class B shares of KLT; and

    Class C shares may be exchanged for Class C shares of other Keystone America Funds and Class C shares of KLT.

  Class B shares purchased on or after June 1, 1995 cannot be exchanged for Class B shares of Keystone Capital Preservation and Income Fund during the 24 month period commencing with and including month of purchase.

  The exchange of Class B shares and Class C shares will not be subject to a contingent deferred sales charge. However, if the shares being tendered for exchange are:

  (1) Class A shares acquired in an NAV Purchase or otherwise without a front end sales charge,

  (2) Class B shares that have been held for less than 72 months or four years, as the case may be, or

  (3) Class C shares that have been held for less than one year,

and are still subject to a deferred sales charge, such charge will carry over to the shares being acquired in the exchange transaction.

  You may exchange shares by calling toll free 1-800-343-2898 (provided you have selected such option on the application), by writing KIRC or by calling KARL. Shares purchased by check are eligible for exchange after 15 days. You may exchange your shares for another Keystone fund for a $10 fee by calling or writing to Keystone. The exchange fee is waived for individual investors who make an exchange using KARL. As indicated above, if the shares being tendered for exchange are still subject to a deferred sales charge, such charge will carry over to the shares being acquired in the exchange transaction. The Fund reserves the right, after providing the required notice to shareholders, to terminate this exchange offer or to change its terms, including the right to change the fee for any exchange.

  Orders to exchange a certain class of shares of the Portfolio for the corresponding class of shares of KLT will be executed by redeeming the shares of the Portfolio and purchasing the corresponding class of shares of KLT at the net asset value of such shares next determined after the proceeds from such redemption become available, which may be up to seven days after such redemption. In all other cases, orders for exchanges received by the Fund prior to 4:00 p.m. eastern time on any day the Fund is open for business will be executed at the respective net asset values determined as of the close of business that day. Orders for exchanges received after 4:00 p.m. eastern time on any business day will be executed at the respective net asset values determined at the close of the next business day.

  An excessive number of exchanges may be disadvantageous to the Fund. Therefore, the Fund, in addition to its right to reject any exchange, reserves the right to terminate the exchange privilege of any shareholder who makes more than five exchanges of shares of the funds in a year or three in a calendar quarter.

  An exchange order must comply with the requirements for a redemption or repurchase order and must specify the dollar value or number of shares to be exchanged. Exchanges are subject to the minimum initial purchase requirements of the fund being acquired. An exchange constitutes a sale for federal income tax purposes.

  The exchange privilege is available only in states where shares of the fund being acquired may legally be sold.

KEYSTONE AMERICA MONEY LINE
  Keystone America Money Line eliminates the delay of mailing a check or the expense of wiring funds. You must request the service on your application. Keystone America Money Line allows you to authorize electronic transfers of money to purchase shares in any amount and to redeem up to $50,000 worth of shares. You can use Keystone America Money Line like an "electronic check" to move money between your bank account and your account in the Fund with one telephone call. You must allow two business days after the call for the transfer to take place. For money recently invested, you must allow normal check clearing time before redemption proceeds are sent to your bank.

  You may also arrange for systematic monthly or quarterly investments into your Keystone America account. Once proper authorization is given, your bank account will be debited to purchase the specified class of shares in the Portfolio. You will receive confirmation from the Principal Underwriter for every transaction.

  To change the amount of a Keystone America Money Line service or to terminate such service (which could take up to 30 days), you must write to Keystone Investor Resource Center, Inc., P.O. Box 2121, Boston, Massachusetts 02106-2121, and include your account number.

RETIREMENT PLANS
  The Fund has various pension and profit-sharing plans available to you, including Individual Retirement Accounts ("IRAs"); Rollover IRAs; Simplified Employee Pension Plans ("SEP's"); Tax Sheltered Annuity Plans ("TSA's"); 401 (k) Plans; Keogh Plans; Corporate Profit-Sharing Plans; Money Purchase Pension Plans and Salary-Reduction Plans. For details, including fees and application forms, call toll free 1-800-247-4075 or write to KIRC.

AUTOMATIC WITHDRAWAL PLAN
  Under an Automatic Withdrawal Plan, if your account has a value of at least $10,000, you may arrange for regular monthly or quarterly fixed withdrawal payments. Each payment must be at least $100 and may be as much as 1.5% per month or 4.5% per quarter of the total net asset value of the Portfolio shares in your account when the Automatic Withdrawal Plan is opened. Fixed withdrawal payments are not subject to a deferred sales charge. Excessive withdrawals may decrease or deplete the value of your account. Moreover, because of the effect of the applicable sales charge, a Class A investor should not make continuous purchases of the Portfolio's shares while participating in an Automatic Withdrawal Plan.

DOLLAR COST AVERAGING
  Through dollar cost averaging you can invest a fixed dollar amount each month or each quarter in any Keystone America Fund. This results in more shares being purchased when the selected fund's net asset value is relatively low and fewer shares being purchased when the fund's net asset value is relatively high, which may cause a lower average cost per share than a less systematic investment approach.

  Prior to participating in dollar cost averaging, you must have established an account in a Keystone America Fund or a money market fund managed or advised by Keystone. You should designate on the application the dollar amount of each monthly or quarterly investment (minimum $100) you wish to make and the fund in which the investment is to be made. Thereafter, on the first day of the designated month, an amount equal to the specified monthly or quarterly investment will automatically be redeemed from your initial account and invested in shares of the designated fund. If you are a Class A investor and paid a sales charge on your initial purchase, the shares purchased will be eligible for Rights of Accumulation, and the sales charge applicable to the purchase will be determined accordingly. In addition, the value of shares purchased will be included in the total amount required to fulfill a Letter of Intent. If a sales charge was not paid on the initial purchase, a sales charge will be imposed at the time of subsequent purchases and the value of shares purchased will become eligible for Rights of Accumulation and Letters of Intent.

TWO DIMENSIONAL INVESTING
  You may elect to have income and capital gains distributions from any class of Keystone America Fund shares you may own automatically invested to purchase the same class of shares of any other Keystone America Fund. You may select this service on your application and indicate the Keystone America Fund(s) into which distributions are to be invested. The value of shares purchased will be ineligible for Rights of Accumulation and Letters of Intent.

OTHER SERVICES
  Under certain circumstances, you may, within 30 days after a redemption, reinstate your account in the same class of shares that you redeemed at current net asset value.

PERFORMANCE DATA
  From time to time the Portfolio may advertise "total return" and "current yield." ALL DATA IS BASED ON HISTORICAL EARNINGS AND IS NOT INTENDED TO INDICATE FUTURE PERFORMANCE. Total return and current yield are computed separately for each class of shares of the Fund. Total return refers to the Portfolio's average annual compounded rates of return over specified periods determined by comparing the initial amount invested in a particular class to the ending redeemable value of that amount. The resulting equation assumes reinvestment of all dividends and distributions and deduction of the maximum sales charge or applicable contingent deferred sales charge and all recurring charges, if any, applicable to all shareholder accounts. The exchange fee is not included in the calculation.

  Current yield quotations represent the yield on an investment for a stated 30-day period computed by dividing net investment income earned per share during the base period by the maximum offering price per share on the last day of the base period.

  The Fund may also include comparative performance data for each class of shares in advertising or marketing the Fund's shares, such as data from Lipper Analytical Services, Inc., Morningstar, Inc., Ibbotson Associations or other industry publications.


FUND SHARES
  Generally, the Fund currently issues three classes of shares of the Portfolio, which participate in dividends and distributions and have equal voting, liquidation and other rights except that (1) expenses related to the distribution of each class of shares or other expenses that the Board of Trustees may designate as class expenses from time to time, are borne solely by such class; (2) each class of shares has exclusive voting rights with respect to its Distribution Plan; (3) each class has different exchange privileges; and (4) each class generally has a different designation. When issued and paid for, the shares will be fully paid and nonassessable by the Fund. Shares may be exchanged as explained under "Shareholder Services" but will have no other preference, conversion, exchange or preemptive rights. Shares are redeemable, transferable and freely assignable as collateral. The Fund is authorized to issue additional series (portfolios) and classes of shares.

  Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares. Shares of the Fund vote together except when required by law to vote separately by class. The Fund does not have annual meetings. The Fund will have special meetings from time to time as required under its Declaration of Trust and under the 1940 Act. As provided in the Declaration of Trust of the Fund, shareholders have the right to remove Trustees by an affirmative vote of two-thirds of the outstanding shares. A special meeting of the shareholders will be held when holders of 10% of the outstanding shares request a meeting for the purpose of removing a Trustee. As prescribed by
Section 16(c) of the 1940 Act, shareholders may be eligible for shareholder communication assistance in connection with the special meeting.

  The Fund's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the Fund's obligations and provides indemnification from Fund assets for any shareholder held personally liable for the Fund's obligations. Disclaimers of such liability are included in each Fund agreement. Under Massachusetts law, however, it is possible that a Fund shareholder might be held personally liable for certain of the Fund's obligations.


ADDITIONAL INFORMATION
  KIRC, located at 101 Main Street, Cambridge, Massachusetts 02142-1519, is a wholly-owned subsidiary of Keystone and serves as the Fund's transfer agent and dividend disbursing agent.

  When the Fund determines from its records that more than one account in the Fund is registered in the name of a shareholder or shareholders having the same address, upon notice to those shareholders, the Fund intends, when an annual report or a semi-annual report of the Fund is required to be furnished, to mail one copy of such report to that address.

  Except as otherwise stated in this prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in this prospectus without shareholder approval, including the right to impose or change fees for services provided.

                      ADDITIONAL INVESTMENT INFORMATION
               DESCRIPTIONS OF CERTAIN TYPES OF INVESTMENTS AND
               INVESTMENT TECHNIQUES AVAILABLE TO THE PORTFOLIO

  The Fund may engage in the following investment practices to the extent described in the prospectus and the statement of additional information.

CORPORATE BOND RATINGS
  Higher yields are usually available on securities that are lower rated or that are unrated. Bonds rated Baa by Moody's are considered as medium grade obligations which are neither highly protected nor poorly secured. Debt rated BBB by S&P is regarded as having an adequate capacity to pay interest and repay principal, although adverse economic conditions are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Lower rated securities are usually defined as Baa or lower by Moody's or BBB or lower by S&P. The Fund may purchase unrated securities, which are not necessarily of lower quality than rated securities but may not be attractive to as many buyers. Debt rated BB, B, CCC, CC and C by S&P is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated CI by S&P is debt (income bonds) on which no interest is being paid. Debt rated D by S&P is in default and payment of interest and/or repayment of principal is in arrears. The Fund intends to invest in D-rated debt only in cases where in Keystone's judgment there is a distinct prospect of improvement in the issuer's financial position as a result of the completion of reorganization or otherwise. Bonds that are rated Caa by Moody's are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds that are rated Ca by Moody's represent obligations which are speculative in a high degree. Such issues are often in default or have other market shortcomings. Bonds that are rated C by Moody's are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

ZERO COUPON BONDS
  A zero coupon "stripped" bond represents ownership in serially maturing interest or principal payments on specific underlying notes and bonds, including coupons relating to such notes and bonds. The interest and principal payments are direct obligations of the issuer. Coupon zero coupon bonds of any series mature periodically from the date of issue of such series through the maturity date of the securities related to such series. Principal zero coupon bonds mature on the date specified therein, which is the final maturity date of the related securities. Each zero coupon bond entitles the holder to receive a single payment at maturity. There are no periodic interest payments on a zero coupon bond. Zero coupon bonds are offered at discounts from their face amounts.

  In general, owners of zero coupon bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations. Owners of zero coupon bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of zero coupon bonds.

  For federal income tax purposes, a purchaser of principal zero coupon bonds or coupon zero coupon bonds (either initially or in the secondary market) is treated as if the buyer had purchased a corporate obligation issued on the purchase date with an original issue discount equal to the excess of the amount payable at maturity over the purchase price. The purchaser is required to take into income each year as ordinary income an allocable portion of such discounts determined on a "constant yield" method. Any such income increases the holder's tax basis for the zero coupon bond, and any gain or loss on a sale of the zero coupon bonds relative to the holder's basis, as so adjusted, is a capital gain or loss. If the holder owns both principal zero coupon bonds and coupon zero bonds representing interest in the same underlying issue of securities, a special basis allocation rule (requiring the aggregate basis to be allocated among the items sold and retained based on their relative fair market value at the time of sale) may apply to determine the gain or loss on a sale of any such zero coupon bonds.

PAYMENT-IN-KIND SECURITIES
  PIK securities pay interest in either cash or additional securities, at the issuer's option, for a specified period. The issuer's option to pay in additional securities typically ranges from one to six years compared to an average maturity for all PIK securities of eleven years. Call protection and sinking fund features are comparable to those offered on traditional debt issues.

  PIKs, like zero coupon bonds, are designed to give the issuer flexibility in managing cash flow. Several PIKs are senior debt. In other cases, where PIKs are subordinated, most senior lenders view them as equity equivalents.

  An advantage of PIKs for the issuer -- as with zero coupon securities -- is that interest payments are automatically compounded (reinvested) at the stated coupon rate, which is not the case with cash-paying securities. However, PIKs are gaining popularity over zeros since interest payments in additional securities can be monetized and are more tangible than accretion of a discount.

  As a group, PIK bonds trade flat (i.e., without accrued interest). Their price is expected to reflect an amount representing accreted interest since the last payment. PIKs generally trade at higher yields than comparable cash-paying securities of the same issuer. Their premium yield is the result of the lesser desirability of non-cash interest, the more limited audience for non-cash paying securities, and the fact that many PIKs have been issued to equity investors who do not normally own or hold such securities.

  Calculating the true yield on a PIK security requires a discounted cash flow analysis if the security (ex interest) is trading at a premium or a discount because the realizable value of additional payments is equal to the current market value of the underlying security, not par.

  Regardless of whether PIK securities are senior or deeply subordinated, issuers are highly motivated to retire them because they are usually their most costly form of capital.

REPURCHASE  AGREEMENTS
  The Portfolio may enter into repurchase agreements; i.e., the Portfolio purchases a security subject to the Portfolio's obligation to resell and the seller's obligation to repurchase that security at an agreed upon price and date, such date usually being not more than seven days from the date of purchase. The resale price is based on the purchase price plus an agreed upon market rate of interest that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement imposes an obligation on the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security. The value of the underlying security is at least equal to the amount of the agreed upon resale price and marked to market daily. The Portfolio may enter into such agreements only with respect to U.S. government and foreign government securities, which may be denominated in U.S. or foreign currencies. The Portfolio may enter into such repurchase agreements with foreign banks and securities dealers approved in advance by the Fund's Trustees. Whether a repurchase agreement is the purchase and sale of a security or a collateralized loan has not been definitively established. This might become an issue in the event of the bankruptcy of the other party to the transaction. It does not presently appear possible to eliminate all risks involved in repurchase agreements. These risks include the possibility of a decline in the market value of the underlying securities, as well as delay and costs to the Portfolio in connection with bankruptcy proceedings. Therefore, it is the policy of the Portfolio to enter into repurchase agreements only with large, well-capitalized banks that are members of the Federal Reserve System and with primary dealers in U.S. government securities (as designated by the Federal Reserve Board) whose creditworthiness has been reviewed and found satisfactory by the Portfolio's adviser. The Portfolio anticipates that less than 10% of its net assets will be invested in repurchase agreements maturing in more than seven days.

CONVERTIBLE SECURITIES
  The Portfolio may invest in convertible securities. These securities, which include bonds, debentures, corporate notes, preferred stocks and other securities, are securities which the holder can convert into common stock. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, entail less risk than that corporation's common stock. The value of a convertible security is a function of its investment value (its market worth without a conversion privilege) and its conversion value (its market worth if exchanged). If a convertible security's investment value is greater than its conversion value, its price primarily will reflect its investment value and will tend to vary inversely with interest rates. (The issuer's creditworthiness and other factors also may affect its value.) If a convertible security's conversion value is greater than its investment value, its price will tend to be higher than its conversion value, and it will tend to fluctuate directly with the price of the underlying equity security.

WHEN ISSUED AND FORWARD COMMITMENT
TRANSACTIONS
  The Portfolio may purchase newly issued securities on a when issued and delayed delivery basis and may purchase or sell securities on a forward commitment basis. When issued or delayed delivery transactions arise when securities are purchased by the Portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction. A forward commitment transaction is an agreement by the Portfolio to purchase or sell securities at a specified future date. When the Portfolio engages in these transactions, the Portfolio relies on the buyer or seller, as the case may be, to consummate the sale. Failure to do so may result in the Portfolio missing the opportunity to obtain a price or yield considered to be advantageous. When issued and delayed delivery transactions and forward commitment transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made by the Portfolio until it receives payment or delivery from the other party to the transaction. A separate account of liquid assets equal to the value of purchase commitments will be maintained until payment is made.

SHORT SALES
  The Portfolio may make short sales of securities "against the box." A short sale involves the borrowing of a security, which must eventually be returned to the lender. A short sale is "against the box" if, at all times when the short position is open, the Portfolio owns the securities sold short or owns an equal amount of securities convertible into, or exchangeable without further consideration for, securities identical to the securities sold short. Short sales against the box are used to defer recognition of gains or losses or in order to receive a portion of the interest earned by the executing broker from the proceeds of such sale. The proceeds of a short sale are held by the broker until the settlement date when the Portfolio delivers the convertible security to close out its short position. Although prior to such delivery the Portfolio will have to pay an amount equal to any dividends paid on the securities sold short, the Portfolio will receive the dividends from the securities convertible into the securities sold short, plus a portion of the interest earned from the proceeds of the short sale. The Portfolio will not make short sales of securities subject to outstanding call options written by it. The Portfolio will segregate the securities sold short or appropriate convertible securities in a special account with the Fund's custodian in connection with its short sales "against the box."

LOANS OF SECURITIES
  The Portfolio may lend its securities to broker-dealers or other institutional borrowers for use in connection with such borrowers' short sales, arbitrages or other securities transactions. Such loan transactions afford the Portfolio an opportunity to continue to earn income on the securities loaned and at the same time to earn income on the collateral held by it to secure the loan. Loans of portfolio securities will be made (if at all) in strict conformity with applicable federal and state rules and regulations. There may be delays in recovery of loaned securities or even a loss of rights in collateral should the borrower fail financially. Therefore, loans will be made only to firms deemed by the Portfolio's adviser to be of good standing and will not be made unless, in the judgment of the adviser, the consideration to be earned from such loans justifies the risk. The Fund understands that it is the current view of the staff of the SEC that the Portfolio is permitted to engage in loan transactions only if it meets the following conditions: (1) the Portfolio must receive 100% collateral in the form of cash or cash equivalents, e.g., U.S. Treasury bills or notes, from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities (determined on a daily basis) exceeds the value of the collateral; (3) the Portfolio must be able to terminate the loan, after notice, at any time; (4) the Portfolio must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned and any increase in the securities' market values, which could result from the returned loaned securities; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the securities loaned may pass to the borrower; however, if a material event affecting the securities occurs, the Portfolio must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Fund to vote proxies. Excluding items (1) and (2), these procedures may be amended from time to time, as regulatory policies may permit, by the Fund's Board of Trustees without shareholder approval. Such loans may not exceed 25% of the Portfolio's total assets.

DERIVATIVES
  The Fund may use derivatives only in a manner consistent with its investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

  Derivatives can be used by investors, such as the Fund, to earn income and enhance returns, to hedge or adjust the risk profile of the portfolio, and either in place of more traditional direct investments or to obtain exposure to otherwise inaccessible markets. The use of derivatives for non-hedging purposes entails greater risks than if derivatives were used solely for hedging purposes. The Fund uses futures contracts and related options as well as forwards for hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefit to Fund shareholders. With respect to the Portfolio, Keystone does not currently intend to aggressively use derivatives. However, the Portfolio may take positions in those derivatives that are within its investment policies if, in Keystone's judgement, this represents an effective response to current or anticipated market conditions. Keystone's use of derivatives is subject to continuous risk assessment and control from the standpoint of the Portfolio's investment objectives and policies.

  Derivatives may be (1) standardized, exchange-traded contracts or (2) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

  There are four principal types of derivative instruments--options, futures, forwards and swaps--from which virtually any type of derivative transaction can be created. Further information regarding options, futures, forwards and swaps, is provided later in this section and is provided in the Fund's statement of additional information.

  Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. See "Indexed Commercial Paper" and "Structured Securities" below. The term "derivative" is also sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities. See "Mortgage Related Securities," "Collateralized Mortgage Obligations," "Adjustable Rate Mortgage Securities," "Stripped Mortgage Securities," "Mortgage Securities - Special Considerations," and "Other Asset-Backed Securities" and the Fund's statement of additional information.

  While the judicious use of derivatives by experienced investment managers such as Keystone can be beneficial, derivatives also involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand before investing in the Fund.

* Market Risk -- This is the general risk attendant to all investments that the value of a particular investment will decline or otherwise change in a way detrimental to the Portfolio's interest.

* Management Risk -- Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument, but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Portfolio and the ability to forecast price, interest rate or currency exchange rate movements correctly.

* Credit Risk -- This is the risk that a loss may be sustained by the Portfolio as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Fund considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

* Liquidity Risk -- Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

* Leverage Risk -- Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

* Other Risks -- Other risks in using derivatives include the risk of mispricing or improper valuation and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, the Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objectives.

OPTIONS TRANSACTIONS
  WRITING COVERED OPTIONS. The Portfolio may write (i.e., sell) covered call and put options. No more than 25% of the Portfolio's net assets will be subject to covered options. By writing a call option, the Portfolio becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price. By writing a put option, the Portfolio becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised.

  The Portfolio may only write "covered" options. This means that so long as the Portfolio is obligated as the writer of a call option it will own the underlying securities subject to the option or, in the case of call options on U.S. Treasury bills, the Portfolio might own substantially similar U.S. Treasury bills. If the Portfolio has written options against all of its securities that are eligible for writing options, the Portfolio may be unable to write additional options unless it sells a portion of its portfolio holdings to obtain new securities against which it can write options. If this were to occur, higher portfolio turnover and, correspondingly, greater brokerage commissions and other transaction costs may result. The Portfolio does not expect, however, that this will occur.

  The Portfolio will be considered "covered" with respect to a put option it writes if, so long as it is obligated as the writer of the put option, it deposits and maintains liquid assets having a value equal to or greater than the exercise price of the option with the Fund's custodian in a segregated account.

  The principal reason for writing call or put options is to obtain, through a receipt of premiums, a greater current return than would be realized on the underlying securities alone. The Portfolio receives a premium from writing a call or put option which it retains whether or not the option is exercised. By writing a call option, the Portfolio might lose the potential for gain on the underlying security while the option is open, and by writing a put option, the Portfolio might become obligated to purchase the underlying security for more than its current market price upon exercise.

  PURCHASING OPTIONS. The Portfolio may purchase call and put options.

  The Portfolio would normally purchase call options to hedge against an increase in the market value of the Portfolio's securities. The purchase of a call option would entitle the Portfolio, in return for the premium paid, to purchase specified securities at a specified price, upon exercise of the option, during the option period. The Portfolio would ordinarily realize a gain if, during the option period, the value of such securities exceeds the sum of the exercise price, the premium paid and transaction costs; otherwise the Portfolio would realize a loss on the purchase of the call option.

  The Portfolio may purchase put or call options, including purchasing put or call options for the purpose of offsetting previously written put or call options of the same series. If the Portfolio is unable to effect a closing purchase transaction with respect to covered options it has written, the Portfolio will not be able to sell the underlying securities until the options expire or are exercised.

  The Portfolio would normally purchase put options to hedge against a decline in the market value of securities in its portfolio (protective puts). The Portfolio will not engage in such transactions for speculation. The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell specified securities at a specified price, upon exercise of the option, during the option period. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities. The Portfolio would ordinarily realize a gain if, during the option period, the value of the underlying securities declined below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Portfolio would realize a loss on the purchase of the put option.

  The Portfolio may purchase put and call options on securities indices for the same purposes as the purchase of options on securities. Currently, only options on stock indices are traded and only on national exchanges. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. The Portfolio's purchases of securities index options is subject to the risk that the value of its portfolio securities may not change as much as an index because the Portfolio's investments generally cannot match exactly the composition of an index.

  An option position may be closed out only in a secondary market for an option of the same series. Although the Portfolio will generally write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time, and for some options no secondary market may exist. In such event it might not be possible to effect a closing transaction in a particular option.

  Options on some securities are relatively new, and it is impossible to predict the amount of trading interest that will exist in such options. There can be no assurance that viable markets will develop or continue. The failure of such markets to develop or continue could significantly impair the Portfolio's ability to use such options to achieve its investment objectives.

OPTIONS TRADING MARKETS
  Options in which the Portfolio will trade are generally listed on national securities exchanges. Exchanges on which such options currently are traded include the Chicago Board Options Exchange and the New York, American, Pacific and Philadelphia Stock Exchanges. Options on some securities may not be listed on any exchange but traded in the over-the-counter market. Options traded in the over-the-counter market involve the additional risk that securities dealers participating in such transactions could fail to meet their obligations to the Portfolio. The use of options traded in the over-the-counter market may be subject to limitations imposed by certain state securities authorities.

  The staff of the Securities and Exchange Commission ("SEC") is of the view that the premiums that the Portfolio pays for the purchase of unlisted options and the value of securities used to cover unlisted options written by the Portfolio are considered to be invested in illiquid securities or assets for the purpose of calculating whether the Portfolio is in compliance with its fundamental investment restrictions relating to illiquid securities.

FUTURES TRANSACTIONS
  The Portfolio may enter into futures contracts for the purchase or sale of securities or currencies or futures contracts based on securities indices and may write options on such contracts. The Portfolio intends to enter into such contracts and related options for hedging purposes. The Portfolio may enter into other types of futures contracts that may become available and relate to the securities held by the Portfolio. A futures contract is an agreement to buy or sell securities or currencies at a specified price during a designated month. The Portfolio does not make payment or deliver securities upon entering into a futures contract. Instead, it puts down a margin deposit, which is adjusted to reflect changes in the value of the contract and which continues until the contract is terminated.

  The Portfolio may sell or purchase futures contracts. When a futures contract is sold by the Portfolio, the value of the contract will tend to rise when the value of the underlying securities or currencies declines and to fall when the value of such securities or currencies increases. Thus, the Portfolio would sell futures contracts in order to offset a possible decline in the value of its securities or currencies. If a futures contract were purchased by the Portfolio, the value of the contract would tend to rise when the value of the underlying securities or currencies increased and to fall when the value of such securities or currencies declined. The Portfolio intends to purchase futures contracts in order to fix what is believed by its advisers to be a favorable price and rate of return for securities or favorable exchange rate for currencies the Portfolio intends to purchase.

  The Portfolio also may purchase put and call options on securities and currency futures contracts for hedging purposes. A put option purchased by the Portfolio would give it the right to assume a position as the seller of a futures contract. A call option purchased by the Portfolio would give it the right to assume a position as the purchaser of a futures contract. The purchase of an option on a futures contract requires the Portfolio to pay a premium. In exchange for the premium, the Portfolio becomes entitled to exercise the benefits, if any, provided by the futures contract, but is not required to take any action under the contract. If the option cannot be exercised profitably before it expires, the Portfolio's loss will be limited to the amount of the premium and any transaction costs.

  In addition, the Portfolio may write (sell) put and call options on futures contracts for hedging purposes. The writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the Portfolio intends to purchase. However, the Portfolio becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Conversely, the writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Portfolio's assets. By writing a call option, the Portfolio becomes obligated, in exchange for the premium, to sell a futures contract which may have a value higher than the exercise price.

  The Portfolio may enter into closing purchase and sale transactions in order to terminate a futures contract and may sell put and call options for the purpose of closing out its options positions. The Portfolio's ability to enter into closing transactions depends on the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. As a result, there can be no assurance that the Portfolio will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Portfolio is not able to enter into an offsetting transaction, the Portfolio will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case it would continue to bear market risk on the transaction.

  Although futures and options transactions are intended to enable the Portfolio to manage market, interest rate or exchange rate risk, unanticipated changes in interest rates, exchange rates or market prices could result in poorer performance than if it had not entered into these transactions. Even if the Portfolio's adviser correctly predicts interest or exchange rate movements, a hedge could be unsuccessful if changes in the value of the Portfolio's futures position did not correspond to changes in the value of its investments. This lack of correlation between the Portfolio's futures and securities or currencies positions may be caused by differences between the futures and securities or currencies markets or by differences between the securities or currencies underlying the Portfolio's futures position and the securities or currencies held by or to be purchased for the Portfolio. In addition, futures contracts transactions involve the remote risk that a party participating in a transaction will not be able to fulfill its obligations and the amount of the obligation will exceed the ability of the clearing broker to satisfy. The adviser will attempt to minimize these risks through careful selection and monitoring of the Portfolio's futures and options positions.

  The Portfolio does not intend to use futures transactions for speculation or leverage. The Portfolio may not purchase or sell futures contracts or options on futures, except for closing purchase or sale transactions, if immediately thereafter the sum of margin deposits on the Portfolio's outstanding futures and options positions and premiums paid for outstanding options on futures would exceed 5% of the market value of the Portfolio's total assets. The Fund will not change these policies of the Portfolio without supplementing the information contained in its prospectus and statement of additional information.

FOREIGN CURRENCY TRANSACTIONS
  The Portfolio may invest in securities of foreign issuers. When the Portfolio invests in foreign securities they usually will be denominated in foreign currencies, and the Portfolio temporarily may hold funds in foreign currencies. Thus, the value of Portfolio shares will be affected by changes in exchange rates.

  As one way of managing exchange rate risk, in addition to entering into currency futures contracts, the Portfolio may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). The exchange rate for the transaction (the amount of currency the Portfolio will deliver and receive when the contract is completed) is fixed when the Portfolio enters into the contract. The Portfolio usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Portfolio intends to use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Portfolio expects a decrease in the value of the currency in which the foreign security is denominated. Although the Portfolio will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on its adviser's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. The value of the Portfolio's investments denominated in foreign currencies will depend on the relative strength of those currencies and the U.S. dollar, and the Portfolio may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Portfolio. The Portfolio may also purchase and sell options related to foreign currencies in connection with hedging strategies.

INTEREST RATE TRANSACTIONS (SWAPS, CAPS AND FLOORS). If the Portfolio enters into interest rate swap, cap or floor transactions, it expects to do so primarily for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio does not currently intend to use these transactions in a speculative manner.

  Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a contractually-based principal ("notional") amount from the party selling the interest rate cap or floor. The Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

  The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become more established and relatively liquid. Caps and floors are less liquid than swaps. These transactions also involve the delivery of securities or other underlying assets and principal. Accordingly, the risk of loss to the Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make.

INDEXED COMMERCIAL PAPER. Indexed commercial paper may have its principal linked to changes in foreign currency exchange rates whereby its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the referenced exchange rate. If permitted by its investment policies, the Portfolio will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the Portfolio to hedge (or cross-hedge) against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return.

MORTGAGE-RELATED SECURITIES. The mortgage-related securities in which the Portfolio may invest typically are securities representing interests in pools of mortgage loans made to home owners. Mortgage-related securities bear interest at either a fixed rate or an adjustable rate determined by reference to an index rate. The mortgage loan pools may be assembled for sale to investors (such as the Portfolio) by governmental or private organizations. Mortgage-related securities issued by the Government National Mortgage Association ("GNMA") are backed by the full faith and credit of the U.S. government; those issued by Federal National Mortgage Associated ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") are not so backed.

  Securities representing interests in pools created by private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments. However, private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded. The Portfolio may buy mortgage-related securities without credit enhancement if the securities meet the Portfolio's investment standards. Although the market for mortgage-related securities is becoming increasingly liquid, those of certain private organizations may not be readily marketable.

  One type of mortgage-related security is of the "pass-through" variety. The holder of a pass-through security is considered to own an undivided beneficial interest in the underlying pool of mortgage loans and receives a pro rata share of the monthly payments made by the borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of the securities. Prepayments of mortgages resulting from the sale, refinancing or foreclosure of the underlying properties are also paid to the holders of these securities. Some mortgage-related securities, such as securities issued by GNMA, are referred to as "modified pass-through" securities. The holders of these securities are entitled to the full and timely payment of principal and interest, net of certain fees, regardless of whether payments are actually made on the underlying mortgages. Another form of mortgage-related security is a "pay-through" security, which is a debt obligation of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer regardless of whether payments are actually made on the underlying mortgages.

COLLATERALIZED MORTGAGE OBLIGATIONS. ("CMOs") are the predominant type of "pay-through" mortgage-related security. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. The collateral securing the CMOs may consist of a pool of mortgages, but may also consist of mortgage-backed bonds or pass-through securities. CMOs may be issued by a U.S. government instrumentality or agency or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

INVERSE FLOATING RATE COLLATERALIZED MORTGAGE OBLIGATIONS. In addition to investing in fixed rate and adjustable rate CMOs, the Portfolio may also invest in CMOs with rates that move inversely to market rates ("inverse floaters").

  An inverse floater bears an interest rate that resets in the opposite direction of the change in a specified interest rate index. As market interest rates rise, the interest rate on the inverse floater goes down, and vice versa. Inverse floaters tend to exhibit greater price volatility than fixed-rate bonds of similar maturity and credit quality. The interest rates on inverse floaters may be significantly reduced, even to zero, if interest rates rise. Moreover, the secondary market for inverse floaters may be limited in rising interest rate environments.

ADJUSTABLE RATE MORTGAGE SECURITIES. Another type of mortgage-related security, known as adjustable-rate mortgage securities ("ARMS"), bears interest at a rate determined by reference to a predetermined interest rate or index. There are two main categories of rates or indices: (1) rates based on the yield on U.S. Treasury securities and (2) indices derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Some rates and indices closely mirror changes in market interest rate levels, while others tend to lag changes in market rate levels and tend to be somewhat less volatile.

  ARMS may be secured by adjustable-rate mortgages or fixed-rate mortgages. ARMS secured by fixed-rate mortgages generally have lifetime caps on the coupon rates of the securities. To the extent that general interest rates increase faster than the interest rates on the ARMS, these ARMS will decline in value. The adjustable-rate mortgages that secure ARMS will frequently have caps that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase. These payment caps can result in negative amortization (i.e., an increase in the balance of the mortgage loan). Furthermore, since many adjustable-rate mortgages only reset on an annual basis, the values of ARMS tend to fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.

STRIPPED MORTGAGE SECURITIES. Stripped mortgage-related securities ("SMRS") are mortgage-related securities that are usually structured with two classes of securities collateralized by a pool of mortgages or a pool of mortgaged-backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities ("IOs") receiving all of the interest payments from the underlying assets, while the other class of securities, principal-only securities ("POs"), receives all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped. IOs tend to decrease in value as interest rates decrease, while POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increase in interest rates. For this reason the Portfolio does not rely on IOs and POs as the principal means of furthering its investment objective.

MORTGAGE-RELATED SECURITIES -- SPECIAL CONSIDERATIONS. The value of mortgage-related securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayment of the underlying mortgages. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event the Portfolio may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities causes these securities to experience significantly greater price and yield volatility than experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by the level of general interest rates, general economic conditions and other social and demographic factors. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

  As with fixed-income securities generally, the value of mortgage-related securities can also be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline. Although the negative effect could be lessened if the mortgage-related securities were to be paid earlier (thus permitting the Portfolio to reinvest the prepayment proceeds in investments yielding the higher current interest rate), as described above the rate of mortgage prepayments and earlier payment of mortgage-related securities generally tends to decline during a period of rising interest rates.

  Although the value of ARMS may not be affected by rising interest rates as much as the value of fixed-rate mortgage securities is affected by rising interest rates, ARMS may still decline in value as a result of rising interest rates. Although, as described above, the yield on ARMS varies with changes in the applicable interest rate or index, there is often a lag between increases in general interest rates and increases in the yield on ARMS as a result of relatively infrequent interest rate reset dates. In addition, adjustable-rate mortgages and ARMS often have interest rate or payment caps that limit the ability of the adjustable-rate mortgages or ARMS to fully reflect increases in the general level of interest rates.

OTHER ASSET-BACKED SECURITIES. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. These asset-backed securities are subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-related securities discussed above.

  Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There have also been proposals to cap the interest rate that a credit card issuer may charge. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

VARIABLE, FLOATING AND LEVERAGED INVERSE FLOATING RATE INSTRUMENTS. Fixed-income securities may have fixed, variable or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

  If permitted by its investment policies, the Portfolio may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

  An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in market value.

STRUCTURED SECURITIES. Structured securities represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations or foreign government securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of structured securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Structured securities of a given class may be either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities.

BRADY BONDS. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market.

  U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments, but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (1) collateralized repayment of principal at final maturity, (2) collateralized interest payments, (3) uncollateralized interest payments, and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

                                                                     EXHIBIT A

                            REDUCED SALES CHARGES

  Initial sales charges may be reduced or eliminated for persons or organizations purchasing Class A shares of the Fund alone or in combination with Class A shares of other Keystone America Funds. Only Class A shares subject to an initial or deferred sales charge are eligible for inclusion in the reduced sales charge program.

  For purposes of qualifying for reduced sales charges on purchases made pursuant to Rights of Accumulation or Letters of Intent, the term "Purchaser" includes the following persons: an individual; an individual, his or her spouse and children under the age of 21; a trustee or other fiduciary of a single trust estate or single fiduciary account established for their benefit; an organization exempt from federal income tax under Section 501 (c)(3) or (13) of the Internal Revenue Code; a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Internal Revenue Code; or other organized groups of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

CONCURRENT PURCHASES
  For purposes of qualifying for a reduced sales charge, a Purchaser may combine concurrent direct purchases of Class A shares of two or more of the "Eligible Funds," as defined under "Right of Accumulation." For example, if a Purchaser concurrently invested $75,000 in one of the other "Eligible Funds" and $75,000 in the Fund, the sales charge would be that applicable to a $150,000 purchase, i.e., 3.75% of the offering price, as indicated in the sales charge schedule in the prospectus.

RIGHT OF ACCUMULATION
  In calculating the sales charge applicable to current purchases of the Fund's Class A shares, a Purchaser is entitled to accumulate current purchases with the current value of previously purchased Class A shares of the Fund and Class A shares of certain other eligible funds that are still held in (or exchanged for shares of and are still held in) the same or another eligible fund ("Eligible Fund(s)") irrespective of class. The Eligible Funds are the Keystone America Funds and Keystone Liquid Trust.

  For example, if a Purchaser held shares valued at $99,999 and purchased an additional $5,000, the sales charge for the $5,000 purchase would be at the next lower sales charge of 3.75% of the offering price as indicated in the sales charge schedule. KIRC must be notified at the time of purchase that the Purchaser is entitled to a reduced sales charge, which reduction will be granted subject to confirmation of the Purchaser's holdings. The Right of Accumulation may be modified or discontinued at any time.

LETTER OF INTENT
  A Purchaser may qualify for a reduced sales charge on a purchase of Class A shares of the Fund alone or in combination with purchases of Class A shares of any of the other Eligible Funds by completing the Letter of Intent section of the application. By so doing, the Purchaser agrees to invest within a thirteen-month period a specified amount that, if invested at one time, would qualify for a reduced sales charge. Each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified on the application, as described in this prospectus. The Letter of Intent does not obligate the Purchaser to purchase, nor the Fund to sell, the amount indicated.

  After the Letter of Intent is received by KIRC, each investment made will be entitled to the sales charge applicable to the level of investment indicated on the application. The Letter of Intent may be back-dated up to ninety days so that any investments made in any of the Eligible Funds during the preceding ninety-day period, valued at the Purchaser's cost, can be applied toward fulfillment of the Letter of Intent. However, there will be no refund of sales charges already paid during the ninety-day period. No retroactive adjustment will be made if purchases exceed the amount specified in the Letter of Intent. Income and capital gains distributions taken in additional shares will not apply toward completion of the Letter of Intent.

  If total purchases made pursuant to the Letter of Intent are less than the amount specified, the Purchaser will be required to remit an amount equal to the difference between the sales charge paid and the sales charge applicable to purchases actually made. Out of the initial purchase (or subsequent purchases, if necessary) 5% of the dollar amount specified on the application will be held in escrow by KIRC in the form of shares registered in the Purchaser's name. The escrowed shares will not be available for redemption, transfer or encumbrance by the Purchaser until the Letter of Intent is completed or the higher sales charge paid. All income and capital gains distributions on escrowed shares will be paid to the Purchaser or his order.

  When the minimum investment specified in the Letter of Intent is completed (either prior to or by the end of the thirteen-month period), the Purchaser will be notified and the escrowed shares will be released. If the intended investment is not completed, the Purchaser will be asked to remit to the Principal Underwriter any difference between the sales charge on the amount specified and on the amount actually attained. If the Purchaser does not within 20 days after written request by the Principal Underwriter or his dealer pay such difference in sales charge, KIRC will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by KIRC. Any redemptions made by the Purchaser during the thirteen-month period will be subtracted from the amount of the purchases for purposes of determining whether the Letter of Intent has been completed. In the event of a total redemption of the account prior to completion of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption and the balance will be forwarded to the Purchaser.

  By signing the application, the Purchaser irrevocably constitutes and appoints KIRC his attorney to surrender for redemption any or all escrowed shares with full power of substitution.

  The Purchaser or his dealer must inform the Principal Underwriter or KIRC that a Letter of Intent is in effect each time a purchase is made.

------------------------------------
           KEYSTONE AMERICA
             FUND FAMILY

                  *

Capital Preservation and Income Fund
     Government Securities Fund
    Intermediate Term Bond Fund
       Strategic Income Fund
         World Bond Fund
       Tax Free Income Fund
  California Insured Tax Free Fund
      Florida Tax Free Fund
   Massachusetts Tax Free Fund
     Missouri Tax Free Fund
 New York Insured Tax Free Fund
   Pennsylvania Tax Free Fund
     Texas Tax Free Fund
    Fund for Total Return
  Global Opportunities Fund
Hartwell Emerging Growth Fund, Inc.
      Hartwell Growth Fund
           Omega Fund
      Fund of the Americas
    Strategic Development Fund
------------------------------------


[Logo]  KEYSTONE
        INVESTMENTS

        Keystone Investment Distributors Company
        200 Berkeley Street
        Boston, Massachusetts 02116-5034

                                  [Recycle Logo]


                                         -----------------------------
                                                   KEYSTONE

                                               ---------------





                                               ---------------

                                                    WORLD
                                                  BOND FUND
                                         -----------------------------


                                                      [Logo]


                                                  PROSPECTUS AND
                                                   APPLICATION

                            KEYSTONE WORLD BOND FUND

                       STATEMENT OF ADDITIONAL INFORMATION
                                FEBRUARY 27, 1996



         This statement of additional information is not a prospectus, but relates to, and should be read in conjunction with, the prospectus of Keystone World Bond Fund (formerly named Keystone America World Bond Fund) (the "Fund") dated February 27, 1996. A copy of the prospectus may be obtained from Keystone Investments Distributors Company (formerly named Keystone Distributors, Inc.) (the "Principal Underwriter"), the Fund's principal underwriter, 200 Berkeley Street, Boston, Massachusetts 02116-5034, or your broker-dealer.

-----------------------------------------------------------------------------
                                TABLE OF CONTENTS
-----------------------------------------------------------------------------

                                                                       Page

         The Fund                                                        2
         Investment Restrictions                                         2
         Dividends and Taxes                                             6
         Valuation of Securities                                         7
         Brokerage                                                       9
         Sales Charges                                                  11
         Distribution Plans                                             15
         Trustees and Officers                                          19
         Fund Expenses                                                  22
         Investment Adviser                                             24
         Principal Underwriter                                          25
         Declaration of Trust                                           27
         Standardized Total Return
           and Yield Quotations                                         29
         Additional Information                                         30
         Appendix                                                      A-1
         Financial Statements                                          F-1
         Independent Auditors' Report                                  F-15

--------------------------------------------------------------------------------
                                    THE FUND
--------------------------------------------------------------------------------

         The Fund is an open-end management investment company commonly known as a mutual fund. The Fund is authorized to issue series of shares representing portfolios of its assets. At this time, the Fund issues shares of one portfolio, the World Bond Portfolio (the "Portfolio"). The Portfolio seeks current income by investing primarily in a non-diversified portfolio consisting of debt securities denominated in United States ("U.S.") and foreign currencies. Interest income will be an important factor in securities selection, but only if consistent with management's outlook for local bond prices and currency movements. The Portfolio seeks capital appreciation as a secondary objective.

         Upon formation, the Portfolio was known as the Global Income Plus Portfolio of International Heritage Fund, which was formed as a Massachusetts business trust on September 5, 1986. On April 19, 1989, the International Heritage Fund joined the Keystone America Funds. In 1989, the Fund and the Portfolio were renamed Keystone America World Bond Fund and World Bond Portfolio, respectively. On May 1, 1995, the Fund changed its name from Keystone America World Bond Fund to its present name.

         Certain information about the Fund is contained in its prospectus. This statement of additional information provides additional information about the Fund that may be of interest to some investors.


--------------------------------------------------------------------------------
                             INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

         The Fund has adopted, on behalf of the Portfolio, the fundamental investment restrictions set forth below, which may not be changed without the vote of a majority of the Portfolio's outstanding shares. Unless otherwise stated, all references to Portfolio assets are in terms of current market value.

         A portfolio of the Fund may not do the following:

         (1) issue senior securities, except as appropriate to evidence indebtedness which the portfolio is permitted to incur pursuant to Investment Restriction (3) and except for shares of any additional series or portfolios which may be established by the Trustees;

         (2) (a) sell securities short (except by selling futures contracts or covered options), unless it owns, or by virtue of ownership of other securities has the right to obtain without additional consideration, securities identical in kind and amount to the securities sold, or (b) purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, and provided that a portfolio may make initial and variation margin payments in connection with purchases or sales of futures contracts or of options on futures contracts;

         (3) borrow money, except from a bank for temporary or emergency purposes (not for leveraging or investment) and may not borrow money in an amount exceeding one-third of the value of its total assets (less liabilities other than borrowings); any borrowings that come to exceed one-third of a portfolio's total assets by reason of a decline in net assets will be reduced within three days to the extent necessary to comply with the one-third limitation; a portfolio will not purchase securities while temporary bank borrowings in excess of 5% of its total assets are outstanding;

         (4) underwrite securities issued by others, except to the extent that a portfolio may be deemed an underwriter in connection with the disposition of restricted securities;

         (5) invest in real estate or mortgages (but may invest in real estate investment trusts or companies whose business involves the purchase or sale of real estate or mortgages except real estate limited partnerships) or commodities or commodity contracts, except futures contracts and options on futures contracts, including, but not limited to, contracts for the future delivery of securities or currency, contracts based on securities indices and forward foreign currency exchange contracts;

         (6) invest 25% or more of the portfolio's total assets (taken at market value) in securities of issuers in a particular industry or group of related industries, except U.S. government securities;

         (7) make loans, except (a) through the purchase of a portion of an issue of publicly distributed debt securities in accordance with its investment objectives, policies and restrictions, and (b) by entering into (i) loan transactions and (ii) repurchase agreements with respect to portfolio securities if, as a result thereof, not more than 25% of the portfolio's total assets (taken at current value) would be subject to loan transactions;

         (8) invest in companies for the purpose of exercising control or management, provided, however, that this limitation shall not preclude a portfolio from exercising its rights as a security holder to participate in or influence decisions to be made by the security holders or management of such companies with respect to matters affecting the value of such companies' securities or the interests of the portfolio;

         (9) pledge, mortgage or hypothecate its assets, except that a portfolio may pledge not more than one-third of its total assets (taken at current value) to secure borrowings made in accordance with Investment Restriction (3) above, and provided that a portfolio may make initial and variation margin payments in connection with purchases or sales of futures contracts or of options on futures contracts;

         (10) invest in oil, gas or other mineral exploration or development programs (although a portfolio may invest in companies which own or invest in such interests);

         (11) purchase or retain the securities of any issuer, if, to the Fund's knowledge, those Trustees or directors and officers of the Fund or its investment manager or advisers, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities; and

         (12) purchase securities of any one issuer if as a result more than 10% of the outstanding voting securities of such issuer would be held by the portfolio, or invest more than 5% of the portfolio's total assets (taken at market value) in the securities of any one issuer, except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, provided that a portfolio may invest up to 25% of its total assets in securities issued or guaranteed by any single foreign government and up to 10% of its total assets in securities issued or guaranteed by any single multinational agency.

         The Fund has adopted the nonfundamental policies set forth below, in order to permit the sale of shares in certain states, which may be changed as to any portfolio without shareholder approval or notification.

         A portfolio may not do the following:

         (1) pledge, mortgage or hypothecate its assets in excess of an amount equal to 10% of its net assets, except to secure borrowings made in accordance with Investment Restriction (3) above, and provided that the portfolio may make initial and variation margin payments in connection with purchases or sales of futures contracts or of options on futures contracts;

         (2) purchase any option on securities or a securities index if, as a result, the aggregate premiums paid for all options it owns would exceed 5% of its net assets at the time of such purchase;

         (3) purchase warrants, valued at the lower of cost or market, in excess of 5% of the value of the portfolio's net assets; included within that amount, but not to exceed 2% of the value of the portfolio's net assets, may be warrants which are not listed on the New York or American Stock Exchanges; warrants acquired by the portfolio at any time in units or attached to securities are not subject to this restriction;

         (4) purchase the securities of any issuer if, as a result, more than 5% of the portfolio's total assets (taken at current value) would be invested in the securities of companies which, including predecessors, have a record of less than three years' continuous operation, except obligations issued or guaranteed by the U.S. government or a foreign government or their respective agencies and instrumentalities and except securities of closed-end investment companies;

         (5) enter into futures contracts if, as a result, the aggregate value of initial margin deposits made by a portfolio in connection with such contracts and premiums paid for options on futures would exceed 5% of the value of the portfolio's total assets;

         (6) write covered options, unless the securities underlying such options are listed on a national securities exchange and the options are issued by the Options Clearing Corporation, provided, however, that the securities underlying such options may be traded on the automated quotation system ("NASDAQ") of the National Association of Securities Dealers, Inc. ("NASD"), if, and to the extent, permitted by applicable state regulations;

         (7) write or sell covered call or put options with respect to more than 25% of the portfolio's net assets at the time such options are written, purchase protective puts with a value in excess of 25% of the portfolio's net assets or purchase calls and puts, other than protective puts, with a value in excess of 5% of the portfolio's net assets;

         (8) purchase the securities of other registered investment companies, except (a) securities of a "money market" fund sponsored, managed or advised by one of the Fund's investment advisers, or an affiliate thereof, but only to the extent authorized by an order of the Securities and Exchange Commission, (b) by purchase in the open market when no commission or profit to a sponsor or dealer results from such purchase, other than the customary broker's commission, or (c) when such purchase, though not made on the open market, is part of a plan of merger or consolidation;

         (9) simultaneously purchase and sell the same or an equivalent security in order to profit from price discrepancies; and

         (10) invest in oil, gas and other mineral leases.

         The Portfolio's purchase of securities of other investment companies would result in a layering of expenses, such that the Portfolio's shareholders would indirectly bear a proportionate share of the expenses of those investment companies, including operating costs, investment advisory and administrative fees. The Portfolio does not anticipate purchasing the securities of other investment companies.

         The Fund intends to follow policies of the Securities and Exchange Commission as they are adopted from time to time with respect to illiquid securities, including, at this time, (1) treating as illiquid, securities which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued such securities on its books and (2) limiting its holdings of such securities to 15% of net assets.


--------------------------------------------------------------------------------
                               DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

         The Fund intends to distribute dividends from the Portfolio's net investment income monthly and all net realized long-term capital gains, if any, annually. Fund distributions are made in additional shares of that class of shares upon which the distribution is based or, at the option of the shareholder, in cash. Distributions are taxable whether paid in cash or additional Fund shares. Shareholders who have not opted, prior to the record date for any distribution, to receive cash will have the number of such shares determined on the basis of net asset value per share computed at the end of the day on the record date after adjustment for the distribution. Net asset value is used in computing the number of shares in both gains and income distribution reinvestments. Account statements and/or checks as appropriate will be mailed to shareholders within seven days after the Fund pays the distribution. Unless the Fund receives instructions to the contrary from a shareholder before the record date, it will assume that the shareholder wishes to receive that distribution and future gains and income distributions in shares. Instructions continue in effect until changed in writing.

         Distributed long-term capital gains are taxable as such to the shareholder regardless of the period of time Portfolio shares have been held by the shareholder. However, if shares are held less than six months and redeemed at a loss, the shareholder will recognize a long term capital loss on such shares to the extent of the long-term capital gains distribution received in connection with such shares. If the net asset value of the Portfolio's shares is reduced below a shareholder's cost by any capital gains distribution, such distribution, to the extent of the reduction, would be a return of investment, though taxable as stated above. Since distributions of capital gains depend upon profits actually realized from the sale of securities by the Portfolio, they may or may not occur. The foregoing comments relating to the taxation of dividends and distributions paid on the Portfolio's shares relate solely to federal income taxation. Such dividends and distributions may also be subject to state and local taxes.

         When the Fund makes a distribution on behalf of the Portfolio, it intends to distribute only the Portfolio's net capital gains and such income as has been pre-determined to the best of the Fund's ability to be taxable as ordinary income. Shareholders of the Portfolio will be advised annually of the federal income tax status of distributions.

         If more than 50% of the value of the Portfolio's total assets at the end of a fiscal year is represented by securities of foreign corporations and the Fund elects to make foreign tax credits available to the Portfolio's shareholders, a shareholder will be required to include in his gross income both cash dividends and the amount the Fund advises him is his pro rata portion of income taxes withheld by foreign governments from interest and dividends paid on the Portfolio's investments. The shareholder will be entitled, however, to take his share of the amount of such foreign taxes withheld as a credit against his U.S. income tax, or to treat his share of the foreign tax withheld as an itemized deduction from his gross income, if that should be to his advantage. In substance, this policy enables the shareholder to benefit from the same foreign tax credit or deduction that he would have received if he had been the individual owner of foreign securities and had paid foreign income tax on the income therefrom. As in the case of individuals receiving income directly from foreign sources, the above described tax credit and deductions are subject to certain limitations.


--------------------------------------------------------------------------------
                             VALUATION OF SECURITIES
--------------------------------------------------------------------------------

         Current values for the Portfolio's securities are determined as follows:

         (1) Common stock, preferred stock and other equity securities listed on the New York Stock Exchange (the "Exchange") are valued on the basis of the last sale price on the Exchange. In the absence of any sales, such securities are valued at the mean between the closing asked price and the closing bid price.

         (2) Common stock, preferred stock and other equity securities listed on other U.S. or foreign exchanges will be valued as described in (1) above using quotations on the exchange on which the security is most extensively traded.

         (3) Common stock, preferred stock and other equity securities unlisted and quoted on the National Market System ("NMS") are valued at the last sale price, provided a sale has occurred. In the absence of any sales, such securities are valued at the high or "inside" bid, which is the bid supplied by the NASD on its NASDAQ system for securities traded in the over-the-counter market.

         (4) Common stock, preferred stock and other equity securities quoted on the NASDAQ system, but not listed on NMS, are valued at the high or "inside" bid.

         (5) Common stock, preferred stock and other equity securities not listed and not quoted on the NASDAQ System and for which over-the-counter market quotations are readily available are valued at the mean between the current bid and asked prices for such securities.

         (6) Non-U.S. common stock, preferred stock and other equity securities not listed or listed and subject to restrictions on sale are valued at prices supplied by a dealer selected by Keystone Investment Management Company (formerly named Keystone Custodian Funds, Inc.) ("Keystone").

         (7) Bonds, debentures and other debt securities, whether or not listed on any national securities exchange, are valued at a price supplied by a pricing service or a bond dealer selected by Keystone.

         (8) Short-term instruments having maturities of more than sixty days for which market quotations are readily available are valued at current market value. Where market quotations are not available, such instruments are valued at fair value as determined by the Fund's Board of Trustees.

         (9) Short-term instruments maturing in sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market. Short-term instruments maturing in more than sixty days when purchased that are held on the sixtieth day prior to maturity are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market.

         (10) Options, futures contracts and options on futures listed or traded on a national securities exchange are valued at the last sale price on such exchange prior to the time of determining net asset value or, if no sale is reported, are valued at the mean between the most recent bid and asked prices.

         (11) Forward currency contracts are valued at their last sales price as reported by a pricing service, and, in the absence of a report, at a value determined on the basis of the underlying currency at prevailing exchange rates.

         (12) Securities subject to restrictions on resale are valued at fair value at least monthly by a pricing service under the direction of the Fund's Board of Trustees.

         (13) All other assets are valued at fair market value as determined by or under the direction of the Fund's Board of Trustees.


--------------------------------------------------------------------------------
                                    BROKERAGE
--------------------------------------------------------------------------------

         It is the policy of the Fund, in effecting transactions in securities for the Portfolio, to seek best execution of orders at the most favorable prices. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including, without limitation, the overall direct net economic result to the Portfolio (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute potentially difficult transactions in the future and the financial strength and stability of the broker. Such considerations are weighed by management in determining the overall reasonableness of brokerage commissions paid.

         Subject to the foregoing, a factor in the selection of brokers is the receipt of research services, such as analyses and reports concerning issuers, industries, securities, economic factors and trends as well as other statistical and factual information (including related computer services and equipment). Any such research and other statistical and factual information provided by brokers to the Fund or Keystone are considered to be in addition to and not in lieu of services required to be performed by Keystone under its Investment Advisory and Management Agreement with the Fund. The cost, value and specific application of such information are indeterminable and cannot be practically allocated among the Fund and other clients of Keystone who may indirectly benefit from the availability of such information. Similarly, the Fund may indirectly benefit from information made available as a result of transactions effected for such other clients. Under its Investment Advisory and Management Agreement with the Fund, Keystone is permitted to pay higher brokerage commissions for brokerage and research services in accordance with Section 28(e) of the Securities Exchange Act of 1934. In the event Keystone does follow such a practice, it will do so on a basis that is fair and equitable to the Fund.

         The Fund expects that purchases and sales of securities for the Portfolio usually will be principal transactions. Such securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually will be no brokerage commissions paid by the Fund for such purchases. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark up or reflect a dealer's mark down. Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable.

         The Fund may participate, if and when practicable, in group bidding for the direct purchase from an issuer of certain securities, thereby taking advantage of the lower purchase price available to such a group.

         Neither Keystone nor the Fund has any intention of placing the Portfolio's securities transactions with any particular broker-dealer or group thereof. The Fund's Board of Trustees has determined, however, that the Fund may follow a policy of considering sales of shares of the Portfolio as a factor in the selection of broker-dealers to execute portfolio transactions, subject to the requirements of best execution, described above.

         In addition, securities for the Portfolio will not be purchased from or sold to Keystone, the Principal Underwriter, or any of their affiliated persons except in accordance with the Investment Company Act of 1940 (the "1940 Act") and rules and regulations issued thereunder.

         Investment decisions for the Portfolio are made independently from those of the other funds and investment accounts managed by Keystone. It may frequently develop, however, that the same investment decision is made for more than one fund. Simultaneous transactions are inevitable when the same security is suitable for the investment objective of more than one account. When two or more funds or accounts are engaged in the purchase or sale of the same security, the transactions are allocated as to amount in accordance with a formula that is equitable to each fund or account. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. In other cases, however, it is believed that the ability of the Portfolio to participate in volume transactions will produce better executions for the Portfolio. It is the opinion of the Fund's Board of Trustees that the desirability of retaining Keystone as investment adviser to the Fund outweighs any disadvantages that may result from exposure to simultaneous transactions.

         The policy of the Fund with respect to brokerage is and will be reviewed by the Fund's Board of Trustees from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be changed, modified or eliminated.

         During the fiscal years ended December 31, 1992 and 1993, the Fund did not pay any brokerage commissions. During the ten-month period ended October 31, 1994, the Fund paid $9,000 in brokerage commissions. During the fiscal year ended October 31, 1995, the Fund paid $6,695 in brokerage commissions.


--------------------------------------------------------------------------------
                                  SALES CHARGES
--------------------------------------------------------------------------------

GENERAL

         Generally, the Fund offers three classes of shares. Class A shares are offered with a maximum front-end sales charge of 4.75% payable at the time of purchase ("Front End Load Option"). Class B shares purchased on or after June 1, 1995 are subject to a contingent deferred sales charge payable upon redemption during the 72 month period from and including the month of purchase. Class B shares purchased prior to June 1, 1995 are subject to a contingent deferred sales charge upon redemption within three calendar years following the year of purchase ("Back End Load Option"). Class B shares purchased on or after June 1, 1995 that have been outstanding eight years from and including the month of purchase will automatically convert to Class A shares without imposition of a front-end sales charge or exchange fee. Class B shares purchased prior to June 1, 1995 that have been outstanding during seven calendar years will similarly convert to Class A shares. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificates to Keystone Investor Resource Center, Inc., the Fund's transfer and dividend disbursing agent ("KIRC").) Class C shares are sold subject to a contingent deferred sales charge payable upon redemption within one year after purchase ("Level Load Option"). Class C shares are available only through dealers who have entered into special distribution agreements with the Principal Underwriter. The prospectus contains a general description of how investors may buy shares of the Fund, as well as a table of applicable sales charges for Class A shares, a discussion of reduced sales charges that may apply to subsequent purchases and a description of applicable contingent deferred sales charges.

CONTINGENT DEFERRED SALES CHARGES

         In order to reimburse the Fund for certain expenses relating to the sale of its shares (See "Distribution Plans"), a contingent deferred sales charge is imposed at the time of redemption of certain Fund shares, as follows:

         CLASS A SHARES

         With certain exceptions, purchases of Class A shares made on or after April 10, 1995 (1) in an amount equal to or exceeding $1,000,000 and/or (2) by a corporate qualified retirement plan or a non-qualified deferred compensation plan sponsored by a corporation having 100 or more eligible employees (a "Qualifying Plan"), in either case without a front-end sales charge, will be subject to a contingent deferred sales charge of 1.00% during the 24 month period following the date of purchase. Certain Class A shares purchased without a front-end sales charge prior to April 10, 1995 may be subject to a contingent deferred sales charge of 0.25% upon redemption during the one-year period commencing on the date such shares were originally purchased. The contingent deferred sales charge will be retained by the Principal Underwriter. See "Calculation of Contingent Deferred Sales Charge" below.

         CLASS B SHARES

         With respect to Class B shares purchased on or after June 1, 1995, the Fund, with certain exceptions, will impose a deferred sales charge as a percentage of the lesser of net asset value or net cost of such Class B shares redeemed during succeeding twelve month periods as follows: 5% during the first twelve month period; 4% during the second twelve month period; 3% during the third twelve month period; 3% during the fourth twelve month period; 2% during the fifth twelve month period; and 1% during the sixth twelve month period. No deferred sales charge is imposed on amounts redeemed thereafter. See "Calculation of Contingent Deferred Sales Charge" below.

         With respect to Class B shares sold prior to June 1, 1995, the Fund, with certain exceptions, will impose a deferred sales charge of 3.00% on shares redeemed during the calendar year of purchase and during the first calendar year after purchase; 2.00% on shares redeemed during the second calendar year after purchase; and 1.00% on shares redeemed during the third calendar year after purchase. No deferred sales charge is imposed on amounts redeemed thereafter.

         When imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to you. The deferred sales charge is retained by the Principal Underwriter. Amounts received by the Principal Underwriter under the Class B Distribution Plans are reduced by deferred sales charges retained by the Principal Underwriter. See "Calculation of Contingent Deferred Sales Charge" below.

         CLASS C SHARES

         With certain exceptions, the Fund will impose a deferred sales charge of 1% on Class C shares redeemed within one year after the date of purchase. No deferred sales charge is imposed on amounts redeemed thereafter.

         When imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to you. The deferred sales charge is retained by the Principal Underwriter. See "Calculation of Contingent Deferred Sales Charge" below.

CALCULATION OF CONTINGENT DEFERRED SALES CHARGE

         Any contingent deferred sales charge imposed upon the redemption of Class A, Class B or Class C shares is a percentage of the lesser of (1) the net asset value of the shares redeemed or (2) the net cost of such shares.

         No contingent deferred sales charge is imposed when you redeem amounts derived from (1) increases in the value of your account above the net cost of such shares due to increases in the net asset value per share of the Fund; (2) certain shares with respect to which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions; (3) certain Class A shares held for more than one or two years, as the case may be; (4) Class B shares held during more than four consecutive calendar years or more than 72 months, as the case may be; or (5) Class C shares held for more than one year from the date of purchase.

         Upon request for redemption, shares not subject to the contingent deferred sales charge will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed. There is no contingent deferred sales charge imposed when the shares of a class are exchanged for the shares of the same class of another Keystone America Fund. Moreover, when shares of one such class of a fund have been exchanged for shares of another such class of a fund, for purpose of any future contingent deferred sales charge the calendar year of the purchase of the shares of the fund exchanged into is deemed to be the year shares tendered for exchange were originally purchased.

WAIVER OF SALES CHARGES

         Shares of the Portfolio may also be sold, to the extent permitted by applicable law, regulations, interpretations or exemptions, at net asset value without the imposition of an initial sales charge to (1) an eligible officer, Director, Trustee, full-time employee or sales representative of the Fund, Keystone, Keystone Investments, Inc. (formerly named Keystone Group, Inc.) ("Keystone Investments"), their subsidiaries or the Principal Underwriter who have been such for not less than ninety days; (2) a pension and profit-sharing plan established by such companies, their subsidiaries and affiliates for the benefit of their officers, Directors, Trustees, full-time employees and sales representatives; or (3) a registered representative of a firm with a dealer agreement with the Principal Underwriter, provided all such sales are made upon written assurance that the purchase is made for investment purposes and that the securities will not be resold except through redemption by the Fund.

         No initial sales charge is imposed on purchases of shares of the Portfolio by a bank or trust company in a single account in the name of such bank or trust company as trustee if the initial investment in shares of the Portfolio or any fund in the Keystone Investments Family of Funds purchased pursuant to this waiver, is at least $500,000 and any commission paid at the time of such purchase is not more than 1% of the amount invested. In addition, no deferred sales charge is imposed on redemptions of such shares.

         With respect to Class A shares purchased by a Qualifying Plan at net asset value or Class C shares purchased by a Qualifying Plan, no contingent deferred sales charge will be imposed on any redemptions made specifically by an individual participant in the Qualifying Plan. This waiver is not available in the event a Qualifying Plan, as a whole, redeems substantially all of its assets.

         In addition, no contingent deferred sales charge is imposed on a redemption of shares of the Fund in the event of (1) death or disability of the shareholder; (2) a lump-sum distribution from a benefit plan qualified under the Employee Retirement Income Security Act of 1974 ("ERISA"); (3) automatic withdrawals from ERISA plans if the shareholder is at least 59 1/2 years old;
(4) involuntary redemptions of accounts having an aggregate net asset value of less than $1,000; (5) automatic withdrawals under an automatic withdrawal plan of up to 1.5% per month of the shareholder's initial account balance; (6) withdrawals consisting of loan proceeds to a retirement plan participant; (7) financial hardship withdrawals made by a retirement plan participant; or (8) withdrawals consisting of returns of excess contributions or excess deferral amounts made to a retirement plan participant.

         The Fund's prospectus enumerated certain additional deferred sales charge waivers.

REDEMPTION OF SHARES

         The Fund has obligated itself under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder in any 90 day period up to the lesser of $250,000 or 1% of the Fund's assets.


--------------------------------------------------------------------------------
                               DISTRIBUTION PLANS
--------------------------------------------------------------------------------

         Rule 12b-1 under the 1940 Act permits investment companies, such as the Fund, to use their assets to bear expenses of distributing their shares if they comply with various conditions, including adoption of a distribution plan containing certain provisions set forth in Rule 12b-1. The Fund's Class A, B and C Distribution Plans have been approved by the Fund's Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund as defined in the 1940 Act ("Independent Trustees") and a majority of the Trustees who have no direct or indirect financial interest in the Distribution Plans, or any agreement related thereto (the "Rule 12b-1 Trustees," who are the same as the Independent Trustees).

         The NASD limits the amount that a Fund may pay annually in distribution costs for sale of its shares and shareholder service fees. The NASD limits annual expenditures to 1% of the aggregate average daily net asset value of its shares, of which 0.75% may be used to pay such distribution costs and 0.25% may be used to pay shareholder service fees. The NASD also limits the aggregate amount that the Fund may pay for such distribution costs to 6.25% of gross share sales since the inception of the 12b-1 Plans, plus interest at the prime rate plus 1% on such amounts (less any contingent deferred sales charges paid by shareholders to the Principal Underwriter).

         CLASS A DISTRIBUTION PLAN. The Class A Distribution Plan provides that the Fund may expend daily amounts at an annual rate, which is currently limited up to 0.25% of the Fund's average daily net asset value attributable to Class A shares, to finance any activity that is primarily intended to result in the sale of Class A shares, including, without limitation, expenditures consisting of payments to the principal underwriter of the Fund (currently the Principal Underwriter) to enable the Principal Underwriter to pay or to have paid to others who sell Class A shares a service or other fee, at such intervals as the Principal Underwriter may determine, in respect of Class A shares maintained by any such recipients on the books of the Fund for specified periods.

         Amounts paid by the Fund under the Class A Distribution Plan are currently used to pay others, such as dealers, service fees at an annual rate of up to 0.25% of the average net asset value of Class A shares maintained by such others on the books of the Fund for specified periods.

         CLASS B DISTRIBUTION PLANS. The Fund has adopted Distribution Plans and other plans with respect to its Class B shares that provide that the Fund may expend daily amounts at an annual rate of up to 1.00% of the Fund's average daily net asset value attributable to Class B shares to finance any activity that is primarily intended to result in the sale of Class B shares, including, without limitation, expenditures consisting of payments to the principal underwriter of the Fund (currently the Principal Underwriter) (1) to enable the Principal Underwriter to pay to others (dealers) commissions in respect of Class B shares sold since inception of the Distribution Plan; and (2) to enable the Principal Underwriter to pay or to have paid to others a service fee, at such intervals as the Principal Underwriter may determine, in respect of Class B shares maintained by any such recipients on the books of the Fund for specified periods.

         The Principal Underwriter generally reallows to brokers or others a commission equal to 4.00% of the price paid for each Class B share sold plus the first year's service fee in advance in the amount of 0.25% of the price paid for each Class B share sold. Beginning approximately 12 months after the purchase of a Class B share, the broker or other party receives service fees at an annual rate of 0.25% of the average daily net asset value of such Class B share maintained by the recipient on the books of the Fund for specified periods.

         The Principal Underwriter intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection with the Class B Distribution Plans that exceed current annual payments permitted to be received by the Principal Underwriter from the Fund. The Principal Underwriter intends to seek full payment of such charges from the Fund (together with annual interest thereon at the prime rate plus one percent) at such time in the future as, and to the extent that, payment thereof by the Fund would be within the permitted limits.

         If the Fund's Independent Trustees authorize such payments, the effect would be to extend the period of time during which the Fund incurs the maximum amount of costs allowed by a Class B Distribution Plan. If a Class B Distribution Plan is terminated, the Principal Underwriter will ask the Independent Trustees to take whatever action they deem appropriate under the circumstances with respect to payment of such amounts.

         In connection with financing its distribution costs, including commission advances to dealers and others, the Principal Underwriter has sold to a financial institution substantially all of its 12b-1 fee collection rights and contingent deferred sales charge collection rights in respect of Class B shares sold during the two-year period commencing approximately June 1, 1995. The Fund has agreed not to reduce the rate of payment of 12b-1 fees in respect of such Class B shares unless it terminates such shares' Distribution Plan completely. If it terminates such Distribution Plan, the Fund may be subject to possible adverse distribution consequences.

         CLASS C DISTRIBUTION PLAN. The Class C Distribution Plan provides that the Fund may expend daily amounts at an annual rate of up to 1.00% of the Fund's average daily net asset value attributable to Class C shares to finance any activity that is primarily intended to result in the sale of Class C shares, including, without limitation, expenditures consisting of payments to the principal underwriter of the Fund (currently the Principal Underwriter) (1) to enable the Principal Underwriter to pay to others (dealers) commissions in respect of Class C shares sold since inception of the Distribution Plan; and (2) to enable the Principal Underwriter to pay or to have paid to others a service fee, at such intervals as the Principal Underwriter may determine, in respect of Class C shares maintained by any such recipients on the books of the Fund for specified periods.

         The Principal Underwriter generally reallows to brokers or others a commission in the amount of 0.75% of the price paid for each Class C share sold plus the first year's service fee in advance in the amount of 0.25% of the price paid for each Class C share sold. Beginning approximately fifteen months after purchase, brokers or others receive a commission at an annual rate of 0.75% (subject to NASD rules) plus service fees at the annual rate of 0.25% of the average daily net asset value of each Class C share maintained by the recipients on the books of the Fund for specified periods.

DISTRIBUTION PLANS IN GENERAL

         Whether any expenditure under a Distribution Plan is subject to a state expense limit will depend upon the nature of the expenditure and the terms of the state law, regulation or order imposing the limit. A portion of the Fund's Distribution Plan expenses may be includable in the Portfolio's total operating expenses for purposes of determining compliance with state expense limits.

         A Distribution Plan may be terminated at any time by a vote of a majority of the Fund's Rule 12b-1 Trustees or by vote of a majority of the outstanding voting shares of the respective class of Portfolio shares. Any change in a Distribution Plan that would materially increase the distribution expenses of the Portfolio provided for in a Distribution Plan requires shareholder approval. Otherwise, a Distribution Plan may be amended by the Trustees, including the Fund's Rule 12b-1 Trustees.

         For Class B shares sold prior to June 1, 1995, unreimbursed distribution expenses at October 31, 1995 were $191,513 (5.2% of such Class B net assets at October 31, 1995). For Class B shares sold on or after June 1, 1995, unreimbursed distribution expenses at October 31, 1995 were $18,809 (1.0% of such Class B net assets at October 31, 1995). Unreimbursed distribution expenses at October 31, 1995 for Class C shares were $117,401 (9.9% of Class C net assets at October 31 1995).

         While a Distribution Plan is in effect, the Fund will be required to commit the selection and nomination of candidates for Independent Trustees to the discretion of the Independent Trustees.

         The total amounts paid by the Fund under the foregoing arrangements may not exceed the maximum Distribution Plan limit specified above. The amounts and purposes of expenditures under a Distribution Plan must be reported to the Rule 12b-1 Trustees quarterly. The Rule 12b-1 Trustees may require or approve changes in the implementation or operation of a Distribution Plan and may also require that total expenditures by the Fund under a Distribution Plan be kept within limits lower than the maximum amount permitted by a Distribution Plan as stated above.

         The Independent Trustees of the Fund have determined that the sales of the Portfolio's shares resulting from payments under the Distribution Plans are expected to benefit the Portfolio.

         For the fiscal year ended December 31, 1992, the Portfolio paid the Principal Underwriter $22,420 in Class A Distribution Plan expenses. This amount was used to pay commissions and maintenance fees.

         For the fiscal year ended December 31, 1993, the Fund paid the Principal Underwriter $19,751 pursuant to its Class A Distribution Plan. For the period beginning August 2, 1993 (date of initial public offering) to December 31, 1993, the Fund paid the Principal Underwriter $5,359 and $3,715 pursuant to its Class B and C Distribution Plans, respectively. These amounts were used to pay commissions and maintenance fees.

         For the ten month period ended October 31, 1994, the Fund paid the Principal Underwriter $13,778, $26,882 and $14,984 pursuant to its Class A, B and C Distribution Plans, respectively. These amounts were used to pay commissions and service fees.

         For the fiscal year ended October 31, 1995, the Fund paid the Principal Underwriter $22,659, $31,853 ($29,857 with respect to Class B shares sold prior to June 1, 1995 and $1,996 with respect to Class B shares sold on or after June 1, 1995) and $13,920 pursuant to its Class A, Class B and Class C Distribution Plans, respectively. These amounts were used to pay commissions and service fees.


                              TRUSTEES AND OFFICERS


         Trustees and officers of the Fund, their principal occupations and some of their affiliations over the last five years are as follows:

*ALBERT H. ELFNER, III: President, Chief Executive Officer and Trustee of the Fund; Chairman of the Board, President, Director and Chief Executive Officer of Keystone Investments; President, Chief Executive Officer and Trustee or Director of all 30 funds in the Keystone Investments Family of Funds; Director and Chairman of the Board, Chief Executive Officer and Vice Chairman of Keystone; Chairman of the Board and Director of Keystone Institutional Company, Inc. ("Keystone Institutional") (formerly named Keystone Investment Management Corporation), and Keystone Fixed Income Advisors ("KFIA"); Director, Chairman of the Board, Chief Executive Officer and President of Keystone Management, Keystone Software Inc. ("Keystone Software"); Director and President of Keystone Asset Corporation, Keystone Capital Corporation, and Keystone Trust Company; Director of the Principal Underwriter, KIRC, and Fiduciary Investment Company, Inc. ("FICO"); Director of Boston Children's Services Association; Trustee of Anatolia College, Middlesex School, and Middlebury College; Member, Board of Governors, New England Medical Center; former Director and President of Hartwell Keystone Advisers, Inc. ("Hartwell Keystone"); former Director and Vice President of Robert Van Partners, Inc.; and former Trustee of Neworld Bank.

FREDERICK AMLING: Trustee of the Fund; Trustee or Director of all other Keystone
         Investments Funds; Professor, Finance Department, George Washington University; President, Amling & Company (investment advice); Member, Board of Advisers, Credito Emilano (banking); and former Economics and Financial Consultant, Riggs National Bank.

CHARLES A. AUSTIN III: Trustee of the Fund; Trustee or Director of all other Keystone Investments Funds; Investment Counselor to Appleton Partners, Inc.; former Managing Director, Seaward Management Corporation (investment advice) and former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice).

*GEORGE S. BISSELL: Chairman of the Board and Trustee of the Fund; Director of Keystone Investments; Chairman of the Board and Trustee or Director of all other Keystone Investments Funds; former Director and Chairman of the Board of Hartwell Keystone; Chairman of the Board and Trustee of Anatolia College; Trustee of University Hospital (and Chairman of its Investment Committee); former Chairman of the Board and Chief Executive Officer of Keystone Investments; and former Chief Executive Officer of the Fund.

EDWIN D. CAMPBELL: Trustee of the Fund; Trustee or Director of all other Keystone Investments Funds; Executive Director, Coalition of Essential Schools, Brown University; Director and former Executive Vice President, National Alliance of Business; former Vice President, Educational Testing Services; and former Dean, School of Business, Adelphi University.

CHARLES F. CHAPIN: Trustee of the Fund; Trustee or Director of all other Keystone Investments Funds; former Group Vice President, Textron Corp.; and former Director, Peoples Bank (Charlotte, N.C).

LEROY KEITH, JR.: Trustee of the Fund; Trustee or Director of all other Keystone Investments Funds; Director of Phoenix Total Return Fund and Equifax, Inc.; Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund and The Phoenix Big Edge Series Fund; and former President, Morehouse College.

K. DUN GIFFORD: Trustee of the Fund; Trustee or Director of all other
         Keystone Investments Funds; Chairman of the Board, Director and Executive Vice President, The London Harness Company; Managing Partner, Roscommon Capital Corp.; Trustee, Cambridge College; Chairman Emeritus and Director, American Institute of Food and Wine; Chief Executive Officer, Gifford Gifts of Fine Foods; Chairman, Gifford, Drescher & Associates (environmental consulting); President, Oldways Preservation and Exchange Trust (education); and former Director, Keystone Investments and Keystone.

F. RAY KEYSER, JR.: Trustee of the Fund; Trustee or Director of all other Keystone Investments Funds; Of Counsel, Keyser, Crowley & Meub, P.C.; Member, Governor's (VT) Council of Economic Advisers; Chairman of the Board and Director, Central Vermont Public Service Corporation and Hitchcock Clinic; Director, Vermont Yankee Nuclear Power Corporation, Vermont Electric Power Company, Inc., Grand Trunk Corporation, Central Vermont Railway, Inc., S.K.I. Ltd., Sherburne Corporation, Union Mutual Fire Insurance Company, New England Guaranty Insurance Company, Inc. and the Investment Company Institute; former Governor of Vermont; former Director and President, Associated Industries of Vermont; former Chairman and President, Vermont Marble Company; former Director of Keystone; and former Director and Chairman of the Board, Green Mountain Bank.

DAVID M. RICHARDSON: Trustee of the Fund; Trustee or Director of all other Keystone Investments Funds; Executive Vice President, DHR International, Inc. (executive recruitment); former Senior Vice President, Boyden International Inc. (executive recruitment); and Director, Commerce and Industry Association of New Jersey, 411 International, Inc. and J & M Cumming Paper Co.

RICHARD J. SHIMA: Trustee of the Fund; Trustee or Director of all other Keystone Investments Funds; Chairman, Environmental Warranty, Inc., and Consultant, Drake Beam Morin, Inc. (executive outplacement); Director of Connecticut Natural Gas Corporation, Trust Company of Connecticut, Hartford Hospital, Old State House Association and Enhanced Financial Services, Inc.; Member, Georgetown College Board of Advisors; Chairman, Board of Trustees, Hartford Graduate Center; Trustee, Kingswood-Oxford School and Greater Hartford YMCA; former Director, Executive Vice President and Vice Chairman of The Travelers Corporation; and former Managing Director of Russell Miller, Inc.

ANDREW J. SIMONS: Trustee of the Fund; Trustee or Director of all other Keystone Investments Funds; Partner, Farrell, Fritz, Caemmerer, Cleary, Barnosky & Armentano, P.C.; former President, Nassau County Bar Association; and former Associate Dean and Professor of Law, St. John's University School of Law.

EDWARD F. GODFREY: Senior Vice President of the Fund; Senior Vice President of all other Keystone Investments Funds; Director, Senior Vice President, Chief Financial Officer and Treasurer of Keystone Investments, the Principal Underwriter, Keystone Asset Corporation, Keystone Capital Corporation, Keystone Trust Company; Treasurer of Keystone Institutional, and FICO; Treasurer and Director of Keystone Management, and Keystone Software; Vice President and Treasurer of KFIA; and Director of KIRC; former Treasurer and Director of Hartwell Keystone; former Treasurer of Robert Van Partners, Inc.

JAMES R. McCALL: Senior Vice President of the Fund; Senior Vice President of all other Keystone Investments Funds; and President of Keystone.

J. KEVIN KENELY: Treasurer of the Fund; Treasurer of all other Keystone Investments Funds; former Vice President and Controller of Keystone Investments, Keystone, the Principal Underwriter, FICO and Keystone Software; and former Controller of Keystone Asset Corporation and Keystone Capital Corporation.

CHRISTOPHER P. CONKEY: Vice President of the Fund; Vice President certain other
         Keystone Investment Funds; and Senior Vice President of Keystone.

GILMAN C. GUNN, III: Vice President of the Fund; Vice President of certain other Keystone Investments Funds; and Senior Vice President of Keystone.

ROSEMARY D. VAN ANTWERP: Senior Vice President and Secretary of the Fund; Senior
         Vice President and Secretary of all other Keystone Investments Funds; Senior Vice President, General Counsel and Secretary of Keystone; Senior Vice President, General Counsel, Secretary and Director of the Principal Underwriter, Keystone Management and Keystone Software; Senior Vice President and General Counsel of Keystone Institutional; Senior Vice President, General Counsel and Director of FICO and KIRC; Vice President and Secretary of KFIA; Senior Vice President, General Counsel and Secretary of Keystone Investments, Keystone Asset Corporation, Keystone Capital Corporation and Keystone Trust Company; former Senior Vice President and Secretary of Hartwell Keystone, and Robert Van Partners, Inc.

* This Trustee may be considered an "interested person" within the meaning of the 1940 Act.

         Mr. Elfner and Mr. Bissell are "interested persons" by virtue of their positions as officers and/or Directors of Keystone Investments and several of its affiliates including Keystone, the Principal Underwriter and KIRC. Mr. Elfner and Mr. Bissell own shares of Keystone Investments. Mr. Elfner is Chairman of the Board, Chief Executive Officer and Director of Keystone Investments. Mr. Bissell is a Director of Keystone Investments.

         During the fiscal year ended October 31, 1995, no Trustee affiliated with Keystone nor any officer received any direct remuneration from the Fund. For the fiscal year ended October 31, 1995, the nonaffiliated Trustees and officers of the Fund did not receive any retainers or fees. As of November 30, 1995, the Fund's Trustees and officers beneficially owned none of the Fund's then outstanding shares. For the year ended December 31, 1994, aggregate compensation received by the Independent Trustees on a fund complex wide basis was $585,990.

         The address of the Fund's Trustees and officers and the address of the Fund is 200 Berkeley Street, Boston, Massachusetts 02116-5034.


--------------------------------------------------------------------------------
                                  FUND EXPENSES
--------------------------------------------------------------------------------

         In addition to its investment advisory and management fee, the Fund, on behalf of the Portfolio, assumes and pays its direct expenses and all other expenses, including, without limitation, the following: (1) all charges and expenses of any custodian or depository appointed by the Fund for the safekeeping of the Fund's cash, securities and other property; (2) all charges and expenses for bookkeeping and auditors; (3) all charges and expenses of any transfer agents and registrars appointed by the Fund; (4) all fees of all Trustees of the Fund who are not affiliated with Keystone or any of its affiliates; (5) all brokers' fees, expenses and commissions and issue and transfer taxes chargeable to the Fund in connection with transactions involving securities and other property to which the Fund is a party; (6) all costs and expenses of distribution of its shares incurred pursuant to a Distribution Plan adopted under Rule 12b-1 issued under the 1940 Act; (7) all taxes and corporate fees payable by the Fund to federal, state or other governmental agencies; (8) all costs of certificates representing shares of the Portfolio; (9) all fees and expenses involved in registering and maintaining registrations of the Portfolio and of its shares with the Securities and Exchange Commission (the "SEC" or "Commission") and registering or qualifying its shares under state or other securities laws, including the preparation and printing of prospectuses for filing with the Commission and other authorities; (10) expenses of preparing, printing and mailing prospectuses to shareholders of the Portfolio; (11) all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing notices, reports and proxy materials to shareholders of the Fund; (12) all charges and expenses of legal counsel for the Fund and for Trustees of the Fund in connection with legal matters relating to the Fund including, without limitation, legal services rendered in connection with the Fund's existence, business trust and financial structure and relations with its shareholders, registrations and qualifications of securities under federal, state and other laws, issues of securities, expenses that the Fund has assumed, whether customary or not, and extraordinary matters; (13) all charges and expenses of filing annual and other reports with the Commission; and (14) all extraordinary expenses and charges of the Fund. In the event Keystone provides any of these services or pays any of these expenses, the Fund will promptly reimburse Keystone therefor.

         The Portfolio is also subject to certain state annual expense limits, the most restrictive of which is currently as follows:

         2.5% of the first $30 million of Fund average net assets; 2.0% of the next $70 million of Fund average net assets; and 1.5% of Fund average net assets over $100 million.

         Capital charges and certain expenses, including a portion of the Portfolio's distribution plan fees, are not included in the calculation of the state expense limitation. This limitation may be modified or eliminated in the future.


--------------------------------------------------------------------------------
                               INVESTMENT ADVISER
--------------------------------------------------------------------------------

         Keystone, located at 200 Berkeley Street, Boston, Massachusetts 02116-5034, organized in 1932, has been retained under an Investment Advisory and Management Agreement (the "Advisory Agreement") to provide investment advice and, in general, to manage the investment and reinvestment of the assets of the Portfolio.

         Keystone is a wholly-owned subsidiary of Keystone Investments, located at 200 Berkeley Street, Boston, Massachusetts 02116-5034. Keystone Investments is a private corporation predominantly owned by current and former members of management of Keystone and its affiliates. The shares of Keystone Investments common stock beneficially owned by management are held in a number of voting trusts, the trustees of which are George S. Bissell, Albert H. Elfner, III, Edward F. Godfrey and Ralph J. Spuehler, Jr. Keystone Investments provides accounting, bookkeeping, legal, personnel and general corporate services to Keystone, its affiliates and the Keystone Investments Family of Funds.

         The overall supervision and management of the Fund rests with its Board of Trustees. Pursuant to the Advisory Agreement, Keystone furnishes to the Fund investment advisory, management and administrative services, office facilities, equipment and personnel in connection with its services for managing the investment and reinvestment of the Portfolio's assets, and pays (or causes to be paid) the compensation of all officers and employees of the Fund.

         As compensation for its services to the Portfolio, Keystone is entitled to a fee at the annual rate set forth below:

                                                            Aggregate Net Asset
Management                                                  Value of the Shares
Fee                                 Income                     of the Portfolio
-------------------------------------------------------------------------------
                                  1.5% of Gross
                                   Income Plus
0.50%    of the first                                      $  500,000,000, plus
0.45%    of the next                                       $  500,000,000, plus
0.40%    of amounts over                                  $1,000,000,000
-------------------------------------------------------------------------------

computed as of the close of business on each business day and paid daily.

         For the fiscal year ended October 31, 1995, the Portfolio paid to Keystone fees of $93,806, which represented 0.65% of the Portfolio's average net assets. For the fiscal years ended December 31, 1992 and 1993 and the ten-month period ended October 31, 1994, the Portfolio paid to Keystone fees of $53,621, $49,732 and $61,697, respectively.

         All expenses (other than those specifically referred to as being borne by Keystone) incurred in the operation of the Fund, and any public offering of its shares, are borne by the Fund. To the extent that Keystone provides certain of such services, the Fund promptly reimburses Keystone therefor. The fee charged to the Fund is higher than that charged to most other investment companies with different investment objectives and policies. However, the fee is comparable to fees charged to other global and international funds that are subject to the higher costs involved in managing a portfolio of predominantly international securities.

         Under the Advisory Agreement, any liability of Keystone in connection with rendering services thereunder is limited to situations involving its willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

         The Advisory Agreement continues in effect from year to year only so long as such continuance is specifically approved at least annually by the Fund's Board of Trustees or by vote of a majority of the outstanding shares. In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of Independent Trustees in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Fund or Keystone or may be terminated by a vote of the Fund's shareholders. The Agreement will terminate automatically upon its assignment.


--------------------------------------------------------------------------------
                              PRINCIPAL UNDERWRITER
--------------------------------------------------------------------------------

         The Fund has entered into Principal Underwriting Agreements (the "Principal Underwriting Agreements") with the Principal Underwriter, a wholly-owned subsidiary of Keystone.

         The Principal Underwriter, as agent, currently has the right to obtain subscriptions for and to sell shares of the Fund to the public. In so doing, the Principal Underwriter may retain and employ representatives to promote distribution of the shares and may obtain orders from brokers, dealers or others, acting as principals, for sales of shares. No such representative, dealer or broker has any authority to act as agent for the Fund. The Principal Underwriter has not undertaken to buy or to find purchasers for any specific number of shares. The Principal Underwriter may receive payments from the Fund pursuant to the Fund's Distribution Plans.

         All subscriptions and sales of shares by the Principal Underwriter are at the offering price of the shares, such price being in accordance with the provisions of the Fund's Declaration of Trust, By-Laws, the current prospectus and statement of additional information. All orders are subject to acceptance by the Fund, and the Fund reserves the right, in its sole discretion, to reject any order received. Under the Principal Underwriting Agreements, the Fund is not liable to anyone for failure to accept any order.

         The Fund has agreed under the Principal Underwriting Agreements to pay all expenses in connection with registration of its shares with the Commission as well as auditing and filing fees in connection with registration of its shares under the various state "blue-sky" laws. The Principal Underwriter assumes the cost of sales literature and preparation of prospectuses used by it and certain other expenses.

         From time to time, if in the Principal Underwriter's judgment it could benefit the sales of Fund shares, the Principal Underwriter may use its discretion in providing to selected dealers promotional materials and selling aids, including, but not limited to, personal computers, related software and Fund data files.

         The Principal Underwriter has agreed that it will, in all respects, duly conform with all state and federal laws applicable to the sale of the shares and will indemnify and hold harmless the Fund, and each person who has been, is or may be a Trustee or officer of the Fund, against expenses reasonably incurred by any of them in connection with any claim or in connection with any action, suit or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of the Principal Underwriter or any other person for whose acts the Principal Underwriter is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Fund.

         The Principal Underwriting Agreements will remain in effect as long as their terms and continuance are approved by a majority of the Fund's Independent Trustees at least annually at a meeting called for that purpose and if their continuance is approved annually by vote of a majority of Trustees or by vote of a majority of the outstanding shares.

         The Principal Underwriting Agreements may be terminated, without penalty, on 60 days' written notice by the Fund's Board of Trustees or by a vote of a majority of outstanding shares. The Principal Underwriting Agreements will terminate automatically upon their "assignment" as that term is defined in the 1940 Act.


--------------------------------------------------------------------------------
                              DECLARATION OF TRUST
--------------------------------------------------------------------------------

MASSACHUSETTS BUSINESS TRUST

         The Fund is organized as a Massachusetts business trust. Under its Declaration of Trust, the Fund is authorized to issue more than one series (portfolio) and may divide any series into more than one class of shares. The Portfolio is currently the only series the Fund issues and the Portfolio currently issues three classes of shares. The Fund is the successor to International Heritage Fund, which was organized as a Massachusetts business trust on September 5, 1986, and Keystone America Global Income Fund, which was formed on April 19, 1989. The Fund is similar in most respects to a business corporation. The principal distinction between the Fund and a corporation relates to shareholder liability as described below. A copy of the Declaration of Trust is filed as an exhibit to the Fund's Registration Statement, of which this statement of additional information is a part. This summary is qualified in its entirety by reference to the Declaration of Trust. On July 27, 1993, the Fund's shareholders approved a restatement of the entire Declaration of Trust (the "Restatement"). The purpose of the Restatement is to authorize the issuance of additional classes of shares. The Restatement also omits provisions which are reiterations of statutes, rules and regulations or which are otherwise unnecessary and expands certain provisions for clarification or ease of administration.

DESCRIPTION OF SHARES

         The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of classes of shares, each of which represents an equal proportionate interest in the Fund with each other share of that class. Shares are entitled upon liquidation of the Fund to a pro rata share of the Fund based on the relative net assets of each class. Shareholders have no preemptive or conversion rights. Shares are redeemable, transferable and freely assignable as collateral. Shareholders representing 10% or more of the Fund may, as set forth in the Declaration of Trust, call meetings for any purpose, including the purpose of voting on removal of one or more Trustees.

SHAREHOLDER LIABILITY

         Pursuant to certain decisions of the Supreme Judicial Court of Massachusetts, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Fund were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because (1) the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees; and (2) the Declaration of Trust provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that the Fund will, upon request, assume the defense of any claim made against any shareholder of the Fund for any act or obligation of the Fund and satisfy any judgment thereon from the assets of the Fund.

VOTING RIGHTS

         Under the terms of the Declaration of Trust, the Fund does not hold annual meetings. However, at meetings called for the initial election of Trustees or to consider other matters, shares are entitled to one vote per share. Classes of shares of the Fund have equal voting rights except that each class of shares has exclusive voting rights with respect to its respective Distribution Plan. No amendment may be made to the Declaration of Trust that adversely affects any class of shares without the approval of a majority of the shares of that class. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining 50% or less of the shares voting will not be able to elect any Trustees.

         After the initial meeting as described above, no further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law, until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees.

         Except as set forth above, the Trustees shall continue to hold office indefinitely, unless otherwise required by law, and may appoint successor Trustees. A Trustee may be removed from or cease to hold office (as the case may be) (1) at any time by two-thirds vote of the remaining Trustees; (2) when such Trustee becomes mentally or physically incapacitated; or (3) at a special meeting of shareholders by a two-thirds vote of the outstanding shares. Any Trustee may voluntarily resign from office.

LIMITATION OF TRUSTEES' LIABILITY

         The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person; provided, however, that nothing in the Declaration of Trust shall protect a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

         The Trustees have absolute and exclusive control over the management and disposition of all assets of the Fund and may perform such acts as in their sole judgment and discretion are necessary and proper for conducting the business and affairs of the Fund or promoting the interests of the Fund and the shareholders


--------------------------------------------------------------------------------
                 STANDARDIZED TOTAL RETURN AND YIELD QUOTATIONS
--------------------------------------------------------------------------------

         Total return quotations for a class of shares of a Portfolio of the Fund as they may appear from time to time in advertisements are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. All dividends and distributions are added to the initial investment, the maximum sales load deducted and all recurring fees charged to all shareholder accounts are deducted. The ending redeemable value assumes a complete redemption at the end of the relevant periods.

         The Portfolio's Class A total return for the one and five year periods ended October 31, 1995 were (2.51)% and 31.93%, respectively (including any applicable sales charge). The Portfolio's Class A total return for the period January 9, 1987 (commencement of operations) to October 31, 1995 was 69.97% (including any applicable sales charge). The Portfolio's Class A compounded average rate of return for the period January 9, 1987 (commencement of operations) to October 31, 1995 was 6.21% (including any applicable sales charge). The Portfolio's Class A compounded average rate of return for the five year period ended October 31, 1995 was 5.70% (including any applicable sales charge). The total returns for Class B and Class C of the Portfolio for the period August 2, 1993 (date of initial public offering) through October 31, 1995 were 0.24% and 2.59%, respectively (including any applicable sales charge). The total return figures do not reflect expense subsidizations by International Heritage Corp. or Keystone, the Portfolio's advisers during these periods. Effective April 19, 1989, Keystone became investment adviser to the Portfolio. Total return figures are included for historical purposes.

         Current yield quotations as they may appear from time to time in advertisements will consist of a quotation based on a 30-day period ended on the date of the most recent balance sheet of the Portfolio, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the base period. The Portfolio presently does not intend to advertise current yield.


--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

         To the best of the Fund's knowledge, there were no shareholders of record who owned 5% or more of the Portfolio's outstanding Class A shares as of November 30, 1995.

         As of November 30, 1995, Merrill Lynch Pierce Fenner & Smith, Attn:
Book Entry, 4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6484; and Alan Baker Co., 160 Sylvester Rd., South San Francisco, CA 94080-6014 owned 6.112% and 5.565%, respectively, of the Portfolio's outstanding Class B shares.

         As of November 30 1995, Merrill Lynch Pierce Fenner & Smith, Attn: Book Entry, 4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6484; PaineWebber for the Benefit of PaineWebber Cdn., FBO: Howard I. Richert, PO Box 3321, Weehawken, NJ 07087; PaineWebber for the Benefit of Paine Webber Cdn., FBO:
Jerry H. Hall, P.O. Box 3321, Weehawken, NJ 07087; and State Street Bank and Trust Co., Cust., Univ. of Texas/Austin Orp., FBO: Arnold H. Buss, 3318 Parry Lane, Austin, TX 78731-5331 owned 13.074%, 7.917%, 6.484% and 5.154%, respectively, of the Portfolio's outstanding Class C shares.

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the custodian ("Custodian") of all securities and cash of the Fund. The Custodian performs no investment management functions for the Fund, but, in addition to its custodial services, is responsible for accounting and related recordkeeping on behalf of the Fund.

         KPMG Peat Marwick LLP, 99 High Street, Boston, Massachusetts 02110, Certified Public Accountants, are the independent auditors for the Fund.

         KIRC, located at 101 Main Street, Cambridge, Massachusetts 02142, is a wholly-owned subsidiary of Keystone and acts as transfer agent and dividend disbursing agent for the Fund.

         Except as otherwise stated in its prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

         No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund's prospectus, statement of additional information or in supplemental sales literature issued by the Fund or the Principal Underwriter, and no person is entitled to rely on any information or representation not contained therein.

         The Fund's prospectus and statement of additional information omit certain information contained in the Fund's Registration Statement filed with the Commission, which may be obtained from the Commission's principal office in Washington, D.C. upon payment of the fee prescribed by the rules and regulations promulgated by the Commission.

         The Fund is one of 16 different investment companies in the Keystone America Fund Family. The Keystone America Funds offers a range of choices to serve shareholder needs. The other Keystone America Funds consist of the funds having the various investment objectives described below:

KEYSTONE AMERICA HARTWELL EMERGING GROWTH FUND, INC. - Seeks capital appreciation by investment primarily in small and medium-sized companies in a relatively early stage of development that are principally traded in the over-the-counter market.

KEYSTONE HARTWELL GROWTH FUND - Seeks capital appreciation by investment in securities selected for their long-term growth prospects.

KEYSTONE CAPITAL PRESERVATION AND INCOME FUND - Seeks high level of current income, consistent with low volatility of principal, by investing in adjustable rate securities issued by the U.S. government, its agencies or instrumentalities.

KEYSTONE FUND FOR TOTAL RETURN - Seeks total return from a combination of capital growth and income from dividend paying quality common stocks, preferred stocks, convertible bonds, other fixed-income securities and foreign securities (up to 25%).

KEYSTONE GLOBAL OPPORTUNITIES FUND - Seeks long-term capital growth from foreign and domestic securities.

KEYSTONE GOVERNMENT SECURITIES FUND - Seeks income and capital preservation from U.S. government securities.

KEYSTONE INTERMEDIATE TERM BOND FUND - Seeks income, capital preservation and price appreciation potential from investment grade corporate bonds.

KEYSTONE AMERICA OMEGA FUND, INC. - Seeks maximum capital growth from common stocks and securities convertible into common stocks.

KEYSTONE STATE TAX FREE FUND - A mutual fund consisting of five separate series of shares investing in different portfolio securities which seeks the highest possible current income, exempt from federal income taxes and applicable state taxes.

KEYSTONE STATE TAX FREE FUND - SERIES II - A mutual fund consisting of two separate series of shares investing in different portfolio securities which seeks the highest possible current income, exempt from federal income taxes and applicable state taxes.

KEYSTONE STRATEGIC INCOME FUND - Seeks high yield and capital appreciation potential from corporate bonds, discount bonds, convertible bonds, preferred stock and foreign bonds (up to 25%).

KEYSTONE TAX FREE INCOME FUND - Seeks income exempt from federal income taxes and capital preservation from the four highest grades of municipal bonds.

KEYSTONE FUND OF THE AMERICAS - Seeks long term growth of capital through investments in equity securities in North America (the United States and Canada) and Latin America (Mexico and countries in South and Central America).

KEYSTONE STRATEGIC DEVELOPMENT FUND - Seeks long term capital growth by investing primarily in equity securities.

KEYSTONE SMALL COMPANY GROWTH FUND II - Seeks long term capital growth through investments primarily in equity securities of companies with small market capitalizations.

-------------------------------------------------------------------------------
                                    APPENDIX
-------------------------------------------------------------------------------

                            MONEY MARKET INSTRUMENTS

         Money market securities are instruments with remaining maturities of one year or less such as bank certificates of deposit, bankers' acceptances, commercial paper (including variable rate master demand notes), and obligations issued or guaranteed by the United States ("U.S.") government, its agencies or instrumentalities, some of which may be subject to repurchase agreements.

COMMERCIAL PAPER

         Commercial paper, including commercial paper of foreign issuers, will consist of issues rated at the time of purchase A-1 by Standard & Poor's Corporation ("S&P"), or PRIME-1 by Moody's Investors Service, Inc., ("Moody's"); or, if not rated, will be issued by companies that have an outstanding debt issue rated at the time of purchase Aaa, Aa or A by Moody's, or AAA, AA or A by S&P, or will be determined by Keystone to be of comparable quality.

A.       S&P RATINGS

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The top category is as follows:

         1. A: Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

         a. A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

B.       MOODY'S RATINGS

         The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designation, judged to be investment grade, to indicate the relative repayment capacity of rated issuers.

1. The rating PRIME-1 is the highest commercial paper rating assigned by Moody's. Issuers rated PRIME-1 (or related supporting institutions) are deemed to have a superior capacity for repayment of short term promissory obligations. Repayment capacity of PRIME-1 issuers is normally evidenced by the following characteristics:

      (1)   leading market positions in well-established industries;
      (2)   high rates of return on funds employed;
      (3) conservative capitalization structures with moderate reliance on debt and ample asset protection;
      (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and
      (5) well established access to a range of financial markets and assured sources of alternate liquidity.

         In assigning ratings to issuers whose commercial paper obligations are supported by the credit of another entity or entities, Moody's evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment.

U.S. CERTIFICATES OF DEPOSIT

         U.S. certificates of deposit are receipts issued by a U.S. bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

         U.S. certificates of deposit will be limited to U.S. dollar-denominated certificates of U.S. banks, including their branches abroad, that are members of the Federal Reserve System or the Federal Deposit Insurance Corporation, and of U.S. branches of foreign banks, each of which have total deposits at the time of purchase in excess of $1 billion.

UNITED STATES GOVERNMENT SECURITIES

         Securities issued or guaranteed by the U.S. government include a variety of Treasury securities that differ only in their interest rates, maturities and dates of issuance and securities issued by the Government National Mortgage Association ("GNMA"). Treasury bills have maturities of one year or less. Treasury notes have maturities of one to ten years and Treasury bonds generally have maturities of greater than ten years at the date of issuance. GNMA securities include GNMA mortgage pass-through certificates. Such securities are supported by the full faith and credit of the U.S.

         Securities issued or guaranteed by U.S. government agencies or instrumentalities include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, The Tennessee Valley Authority, District of Columbia Armory Board and Federal National Mortgage Association.

         Some obligations of U.S. government agencies and instrumentalities, such as securities of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury. Others, such as bonds issued by the Federal National Mortgage Association, a private corporation, are supported only by the credit of the instrumentality. Because the United States government is not obligated by law to provide support to an instrumentality it sponsors, the Portfolio will invest in the securities issued by such an instrumentality only when Keystone determines under standards established by the Board of Trustees that the credit risk with respect to the instrumentality does not make its securities unsuitable investments. While the Portfolio may invest in such instruments, United States government securities do not include international agencies or instrumentalities in which the United States government, its agencies or instrumentalities participate, such as the World Bank, Asian Development Bank or the Interamerican Development Bank, or issues insured by the Federal Deposit Insurance Corporation.

                             CORPORATE BOND RATINGS

S&P CORPORATE BOND RATINGS

         An S&P corporate bond rating is a current assessment of the creditworthiness of an obligor, including obligors outside the U.S., with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. Ratings of foreign obligors do not take into account currency exchange and related uncertainties. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable.

         The ratings are based, in varying degrees, on the following considerations:

         a. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

         b. Nature of and provisions of the obligation; and

         c. Protection afforded by and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         PLUS (+) OR MINUS (-): To provide more detailed indications of credit quality, ratings from "AA" to "A" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         Bond ratings are as follows:

         1. AAA - Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         2. AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

         3. A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         4. BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         5. BB, B, CCC, CC AND C - Debt rated BB, B, CCC, CC AND C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         6. CI - The rating CI is reserved for income bonds on which no interest is being paid.

         7. D - Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

B.  MOODY'S CORPORATE BOND RATINGS

         Moody's ratings are as follows:

         1. Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         2. Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

         3. A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         4. Baa - Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         5. Ba - Bonds that are rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         6. B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         7. Caa - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal and interest.

         8. Ca - Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other market shortcomings.

         9. C - Bonds that are rated as C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                       COMMON AND PREFERRED STOCK RATINGS

S&P'S EARNINGS AND DIVIDEND RANKINGS FOR COMMON STOCKS

         Because the investment process involves assessment of various factors, such as product and industry position, corporate resources and financial policy, with results that make some common stocks more highly esteemed than others, S&P believes that earnings and dividend performance is the end result of the interplay of these factors and that, over the long run, the record of this performance has a considerable bearing on relative quality. S&P rankings, however, do not reflect all of the factors, tangible or intangible, that bear on stock quality.

         Growth and stability of earnings and dividends are deemed key elements in establishing S&P earnings and dividend rankings for common stocks, which capsulize the nature of this record in a single symbol.

         S&P has established a computerized scoring system based on per share earnings and dividend records of the most recent ten years, a period deemed long enough to measure a company's performance under varying economic conditions. S&P measures growth, stability within the trend line and cyclicality. The ranking system also makes allowances for company size, since large companies have certain inherent advantages over small ones. From these scores for earnings and dividends are determined.

         The final score for each stock is measured against a scoring matrix determined by analysis of the scores of a large and representative sample which is reviewed and sometimes modified with the following ladder of rankings:

 A+  Highest           B+  Average                 C        Lowest
 A   High              B   Below Average           D        In Reorganization
 A-  Above Average     B-  Lower

         S&P believes its rankings are not a forecast of future market price performance, but are basically an appraisal of past performance of earnings and dividends, and relative current standing.

MOODY'S COMMON STOCK RANKINGS

         Moody's presents a concise statement of the important characteristics of a company and an evaluation of the grade (quality) of its common stock. Data presented includes: (a) capsule stock information which reveals short and long term growth and yield afforded by the indicated dividend, based on a recent price; (b) a long term price chart which shows patterns of monthly stock price movements and monthly trading volumes; (c) a breakdown of a company's capital account which aids in determining the degree of conservatism or financial leverage in a company's balance sheet; (d) interim earnings for the current year to date, plus three previous years; (e) dividend information; (f) company background; (g) recent corporate developments; (h) prospects for a company in the immediate future and the next few years; and (i) a ten year comparative statistical analysis.

         This information provides investors with information on what a company does, how it has performed in the past, how it is performing currently and what its future performance prospects appear to be.

         These characteristics are then evaluated and result in a grading, or indication of quality. The grade is based on an analysis of each company's financial strength, stability of earnings and record of dividend payments. Other considerations include conservativeness of capitalization, depth and caliber of management, accounting practices, technological capabilities and industry position. Evaluation is represented by the following grades:

         (1)  High Grade
         (2)  Investment Grade
         (3)  Medium Grade
         (4)  Speculative Grade

MOODY'S PREFERRED STOCK RATINGS

         Preferred stock ratings and their definitions are as follows:

         1. aaa: An issue that is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

         2. aa: An issue that is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.
         3. a: An issue that is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

         4. baa: An issue that is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

         5. ba: An issue that is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

         6. b: An issue that is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

         7. caa: An issue that is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

         8. ca: An issue that is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

         9. c: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies numerical modifiers 1, 2 and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                              OPTIONS TRANSACTIONS

WRITING COVERED OPTIONS

         The Portfolio writes only covered options. Options written by the Portfolio will normally have expiration dates of not more than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the times the options are written.

         Unless the option has been exercised, the Portfolio may close out an option it has written by effecting a closing purchase transaction, whereby it purchases an option covering the same underlying security and having the same exercise price and expiration date ("of the same series") as the one it has written. If the Portfolio desires to sell a particular security on which it has written a call option, it will effect a closing purchase transaction prior to or concurrently with the sale of the security. If the Portfolio is able to enter into a closing purchase transaction, the Portfolio will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option.

         An option position may be closed out only in a secondary market for an option of the same series. Although the Portfolio will generally write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time, and for some options no secondary market may exist. In such event it might not be possible to effect a closing transaction in a particular option. If the Portfolio as a covered call option writer is unable to effect a closing purchase transaction, it will not be able to sell the underlying securities until the option expires or it delivers the underlying securities upon exercise.

         Because the Portfolio intends to qualify as a regulated investment company under the Internal Revenue Code, the extent to which the Portfolio may write covered call options and enter into so-called "straddle" transactions involving put and call options may be limited.

         Many options are traded on registered securities exchanges. Options traded on such exchanges are issued by the Options Clearing Corporation ("OCC"), a clearing corporation which assumes responsibility for the completion of options transactions.

OPTION WRITING AND RELATED RISKS

         The Portfolio may write covered call and put options with respect to up to 25% of its net assets. A call option gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying security at the exercise price during the option period. Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the exercise price during the option period.

         So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time as the writer effects a closing purchase transaction by purchasing an option of the same series as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. For options traded on national securities exchanges ("Exchanges"), to secure the obligation to deliver the underlying security in the case of a call option, the writer of the option is required to deposit in escrow the underlying security or other assets in accordance with the rules of the OCC, an institution created to interpose itself between buyers and sellers of options. Technically, the OCC assumes the order side of every purchase and sale transaction on an Exchange and, by doing so, gives its guarantee to the transaction.

         The principal reason for writing options on a securities portfolio is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. In return for the premium, the covered call option writer has given up the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security decline. Conversely, the put option writer gains a profit, in the form of a premium, so long as the price of the underlying security remains above the exercise price, but assumes an obligation to purchase the underlying security from the buyer of the put option at the exercise price, even though the price of the security may fall below the exercise price, at any time during the option period. If an option expires, the writer realizes a gain in the amount of the premium. Such a gain may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill his obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security. In addition, the premium paid for the put effectively increases the cost of the underlying security, thus reducing the yield otherwise available from such security.

         Because the Portfolio can write only covered options, it may at times be unable to write additional options unless it sells a portion of its portfolio holdings to obtain new securities against which it can write options. This may result in higher portfolio turnover and correspondingly greater brokerage commissions and other transaction costs.

         To the extent that a secondary market is available the covered option writer may close out options it has written prior to the assignment of an exercise notice by purchasing, on a closing purchase transaction, an option of the same series as the option previously written. If the cost of such a closing purchase, plus transaction costs, is greater than the premium received upon writing the original option, the writer will incur a loss in the transaction.

PURCHASING PUT AND CALL OPTIONS

         The Portfolio can close out a put option it has purchased by effecting a closing sale transaction; for example, the Portfolio may close out a put option it has purchased by selling a put option. If, however, a secondary market does not exist at a time the Portfolio wishes to effect a closing sale transaction, the Portfolio will have to exercise the option to realize any profit. In addition, in a transaction in which the Portfolio does not own the security underlying a put option it has purchased, the Portfolio would be required, in the absence of a secondary market, to purchase the underlying security before it could exercise the option. In each such instance, the Portfolio would incur additional transaction costs. The Portfolio may also purchase call options for the purpose of offsetting previously written call options of the same series.

         The Portfolio would normally purchase call options in anticipation of an increase in the market value of securities of the type in which the Portfolio may invest. The purchase of a call option would entitle the Portfolio, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Portfolio would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Portfolio would realize a loss on the purchase of the call option.

         The Portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Portfolio's securities. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities. Put options may also be purchased by the Portfolio for the purpose of affirmatively benefitting from a decline in the price of securities that the Portfolio does not own. The Portfolio would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Portfolio would realize a loss on the purchase of the put option.

         The Portfolio may purchase put and call options on securities indices for the same purposes as the purchase of options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

OPTIONS TRADING MARKETS

         Options in which the Portfolio will trade are generally listed on Exchanges. Exchanges on which such options currently are traded include the Chicago Board Options Exchange and the New York, American, Pacific, and Philadelphia Stock Exchanges. Options on some securities may not be listed on any Exchange but traded in the over-the-counter market. Options traded in the over-the-counter market involve the additional risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio. The use of options traded in the over-the-counter market may be subject to limitations imposed by certain state securities authorities. In addition to the limits on its use of options discussed herein, the Portfolio is subject to the investment restrictions described in the prospectus and the statement of additional information.

         The staff of the Commission currently is of the view that the premiums that the Portfolio pays for the purchase of unlisted options and the value of securities used to cover unlisted options written by the Portfolio are considered to be invested in illiquid securities or assets for the purpose of calculating whether the Portfolio is in compliance with its fundamental investment restriction prohibiting it from investing more than 10% of its total assets (taken at current value) in any combination of illiquid assets and securities. The Portfolio intends to request that the Commission staff reconsider its current view. It is the intention of the Portfolio to comply with the staff's current position and the outcome of such reconsideration.

SPECIAL CONSIDERATIONS APPLICABLE TO OPTIONS

         ON TREASURY BONDS AND NOTES. Because trading interest in U.S. Treasury bonds and notes tends to center on the most recently auctioned issues, new series of options with expirations to replace expiring options on particular issues will not be introduced indefinitely. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each series of bonds or notes will thus be phased out as new options are listed on the more recent issues, and a full range of expiration dates will not ordinarily be available for every series on which options are traded.

         ON TREASURY BILLS. Because the deliverable U.S. Treasury bill changes from week to week, writers of U.S. Treasury bill call options cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Portfolio holds a long position in U.S. Treasury bills with a principal amount corresponding to the option contract size, the Portfolio may be hedged from a risk standpoint. In addition, to ensure that it can meet its open option obligations the Portfolio will maintain in a segregated account with the Fund's Custodian liquid assets maturing no later than those which would be deliverable in the event of an assignment of an exercise notice.

         ON GNMA CERTIFICATES. Options on GNMA certificates are not currently traded on any Exchange. However, the Portfolio may purchase and write such options in the over the counter market or, should they commence trading, on any Exchange.

         Since the remaining principal balance of GNMA certificates declines each month as a result of mortgage payments, the Portfolio, as a writer of a covered GNMA call holding GNMA certificates as "cover" to satisfy its delivery obligation in the event of assignment of an exercise notice, may find that its GNMA certificates no longer have a sufficient remaining principal balance for this purpose. Should this occur, the Portfolio will enter into a closing purchase transaction or will purchase additional GNMA certificates from the same pool (if obtainable) or replacement GNMA certificates in the cash market in order to remain covered.

         A GNMA certificate held by the Portfolio to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. Should this occur, the Portfolio will no longer be covered, and the Portfolio will either enter into a closing purchase transaction or replace the GNMA certificate with a certificate which represents cover. When the Portfolio closes its position or replaces the GNMA certificate, it may realize an unanticipated loss and incur transaction costs.

         RISKS PERTAINING TO THE SECONDARY MARKET. An option position may be closed out only in a secondary market for an option of the same series. Although the Portfolio will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time, and for some options no secondary market may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Portfolio would have to exercise its options in order to realize any profit and might incur transaction costs in connection therewith. If the Portfolio as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

         Reasons for the absence of a liquid secondary market include the following: (i) insufficient trading interest in certain options; (ii) restrictions imposed on transactions; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an Exchange or by a broker; (v) inadequacy of the facilities of an Exchange, the OCC or a broker to handle current trading volume; or (vi) a decision by one or more Exchanges or a broker to discontinue the trading of options (or a particular class or series of options), in which event the secondary market in that class or series of options would cease to exist, although outstanding options that had been issued as a result of trades would generally continue to be exercisable in accordance with their terms.

         The hours of trading for options on U.S. government securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

               FUTURES CONTRACTS AND RELATED OPTIONS TRANSACTIONS

         The Portfolio intends to enter into currency and other financial futures contracts as a hedge against changes in prevailing levels of interest or currency exchange rates to seek relative stability of principal and to establish more definitely the effective return on securities held or intended to be acquired by the Portfolio or as a hedge against changes in the prices of securities or currencies held by the Portfolio or to be acquired by the Portfolio. The Portfolio's hedging may include sales of futures as an offset against the effect of expected increases in interest or currency exchange rates or securities prices and purchases of futures as an offset against the effect of expected declines in interest or currency exchange rates.

         The Portfolio intends to engage in options transactions that are related to currency and other financial futures contracts for hedging purposes and in connection with the hedging strategies described above.

         Although techniques other than sales and purchases of futures contracts and related options transactions could be used to reduce the Portfolio's exposure to interest rate and/or market fluctuations, the Portfolio may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts and related options transactions. While the Portfolio does not intend to take delivery of the instruments underlying futures contracts it holds, the Portfolio does not intend to engage in such futures contracts for speculation.

FUTURES CONTRACTS

         Futures contracts are transactions in the commodities markets rather than in the securities markets. A futures contract creates an obligation by the seller to deliver to the buyer the commodity specified in the contract at a specified future time for a specified price. The futures contract creates an obligation by the buyer to accept delivery from the seller of the commodity specified at the specified future time for the specified price. In contrast, a spot transaction creates an immediate obligation for the seller to deliver and the buyer to accept delivery of and pay for an identified commodity. In general, futures contracts involve transactions in fungible goods such as wheat, coffee and soybeans. However, in the last decade an increasing number of futures contracts have been developed that specify currencies, financial instruments or financially based indexes as the underlying commodity.

         U.S. futures contracts are traded only on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal financial futures exchanges in the United States are The Board of Trade of the City of Chicago, the Chicago Mercantile Exchange, the International Monetary Market (a division of the Chicago Mercantile Exchange), the New York Futures Exchange and the Kansas City Board of Trade. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership, which is also responsible for handling daily accounting of deposits or withdrawals of margin. A futures commission merchant ("Broker") effects each transaction in connection with futures contracts for a commission. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC") and National Futures Association ("NFA").

OPTIONS ON CURRENCY AND OTHER FINANCIAL FUTURES

         The Portfolio intends to purchase call and put options on currency and other financial futures contracts and sell such options. Options on currency and other financial futures contracts are similar to options on stocks except that an option on a currency or other financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) rather than to purchase or sell stock, currency or other financial instruments at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account. This amount represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and value of the futures contract.

         The Portfolio intends to use options on currency and other financial futures contracts in connection with hedging strategies. In the future the Portfolio may use such options for other purposes.

PURCHASE OF PUT OPTIONS ON FUTURES CONTRACTS

         The purchase of protective put options on financial futures contracts is analogous to the purchase of protective puts on individual stocks, where an absolute level of protection is sought below which no additional economic loss would be incurred by the Portfolio. Put options may be purchased to hedge a portfolio of stocks or debt instruments or a position in the futures contract upon which the put option is based.

PURCHASE OF CALL OPTIONS ON FUTURES CONTRACTS

         The purchase of call options on currency and other financial futures contracts represents a means of obtaining temporary exposure to market appreciation at limited risk. It is analogous to the purchase of a call option on an individual stock which can be used as a substitute for a position in the stock itself. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the underlying financial instrument or index itself, the purchase of a call option may be less risky than the ownership of the interest rate or index based futures contract or the underlying securities. Call options on currency or other financial futures contracts may be purchased to hedge against an interest rate increase or a market advance when the Portfolio is not fully invested.

USE OF NEW INVESTMENT TECHNIQUES INVOLVING CURRENCY AND OTHER FINANCIAL FUTURES CONTRACTS OR RELATED OPTIONS

         The Portfolio may employ new investment techniques involving currency and other financial futures contracts and related options. The Portfolio intends to take advantage of new techniques in these areas which may be developed from time to time and which are consistent with the Portfolio's investment objective. The Portfolio believes that no additional techniques have been identified for employment by the Portfolio in the foreseeable future other than those described above.

LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS AND RELATED OPTIONS ON SUCH FUTURES CONTRACTS

         The Portfolio will not enter into a futures contract if, as a result thereof, more than 5% of the Portfolio's total assets (taken at market value at the time of entering into the contract) would be committed to margin deposits on such futures contracts and premiums on options futures contracts.

         The Portfolio intends that its futures contracts and related options transactions will be entered into for traditional hedging purposes. That is, futures contracts will be sold to protect against a decline in the price of securities that the Portfolio owns or futures contracts will be purchased to protect the Portfolio against an increase in the price of securities it intends to purchase. The Portfolio does not intend to enter into futures contracts for speculation.

         In instances involving the purchase or sale of futures contracts by the Portfolio, an amount of cash and cash equivalents or securities equal to the market value of the futures contracts will be deposited in a segregated account with the Fund's custodian. In addition, in the case of a purchase, the Portfolio may be required to make a deposit to a margin account with a Broker to collateralize the position, and in the case of a sale, the Portfolio may be required to make daily deposits to the buyer's margin account. The Portfolio would make such deposits in order to insure that the use of such futures is unleveraged.

FEDERAL INCOME TAX TREATMENT

         For federal income tax purposes, the Portfolio is required to recognize as income for each taxable year its net unrealized gains and losses on futures contracts as of the end of the year as well as those actually realized during the year. Any gain or loss recognized with respect to a futures contract is considered to be 60% long term and 40% short term, without regard to the holding period of the contract. In the case of a futures transaction classified as a "mixed straddle," the recognition of losses may be deferred to a later taxable year. The federal income tax treatment of gains or losses from transactions in options on futures is unclear.

         In order for the Portfolio to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income. Any net gain realized from the closing out of futures contracts, for purposes of the 90% requirement, will be qualifying income. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Portfolio's annual gross income. The 1986 Tax Act added a provision which effectively treats both positions in certain hedging transactions as a single transaction for the purpose of the 30% requirement. The provision provides that, in the case of any "designated hedge," increases and decreases in the value of positions of the hedge are to be netted for the purposes of the 30% requirement. However, in certain situations, in order to avoid realizing a gain within a three month period, the Portfolio may be required to defer the closing out of a contract beyond the time when it would otherwise be advantageous to do so.

RISKS OF FUTURES CONTRACTS

         Currency and other financial futures contracts prices are volatile and are influenced, among other things, by changes in stock prices, market conditions, prevailing interest rates and anticipation of future stock prices, market movements or interest rate changes, all of which in turn are affected by economic conditions, such as government fiscal and monetary policies and actions, and national and international political and economic events.

         At best, the correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances, such as variations in speculative market demand for futures contracts and for securities, including technical influences in futures contracts trading; and differences between the securities being hedged and the financial instruments and indexes underlying the standard futures contracts available for trading, in such respects as interest rate levels, maturities and creditworthiness of issuers, or identities of securities comprising the index and those in the Portfolio's portfolio. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

         Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out, and a 15% decrease would result in a loss equal to 150% of the original margin deposit. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the Portfolio would presumably have sustained comparable losses if, instead of entering into the futures contract, it had invested in the underlying financial instrument. Furthermore, in order to be certain that the Portfolio has sufficient assets to satisfy its obligations under a futures contract, the Portfolio will establish a segregated account in connection with its futures contracts which will hold cash or cash equivalents equal in value to the current value of the underlying instruments or indices less the margins on deposit.

         Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

RISKS OF OPTIONS ON FUTURES CONTRACTS

         In addition to the risks described above for currency and other financial futures contracts, there are several special risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular option or at any particular time. The Portfolio will not purchase options on any futures contract unless and until it believes that the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with the futures contracts. Compared to the use of futures contracts, the purchase of options on such futures involves less potential risk to the Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the use of an option on a futures contract would result in a loss to the Portfolio, even though the use of a futures contract would not, such as when there is no movement in the level of the futures contract.

                          FOREIGN CURRENCY TRANSACTIONS

         The Portfolio may invest in securities of foreign issuers. When the Portfolio invests in foreign securities they usually will be denominated in foreign currencies and the Portfolio temporarily may hold funds in foreign currencies. Thus, the Portfolio's share value will be affected by changes in exchange rates.

FORWARD CURRENCY CONTRACTS

         As one way of managing exchange rate risk, the Portfolio may engage in forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). Under the contract, the exchange rate for the transaction (the amount of currency the Portfolio will deliver or receive when the contract is completed) is fixed when the Portfolio enters into the contract. The Portfolio usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Portfolio also may use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Portfolio expects a decrease in the value of the currency in which the foreign security is denominated. Although the Portfolio will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on Keystone's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. The value of the Portfolio's investments denominated in foreign currencies will depend on the relative strength of those currencies and the U.S. dollar, and the Portfolio may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Portfolio.

CURRENCY FUTURES CONTRACTS

         Currency futures contracts are bilateral agreements under which two parties agree to take or make delivery of a specified amount of a currency at a specified future time for a specified price. Trading of currency futures contracts in the United States is regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC") and National Futures Association ("NFA"). Currently the only national futures exchange on which currency futures are traded is the International Monetary Market of the Chicago Mercantile Exchange. Foreign currency futures trading is conducted in the same manner and subject to the same regulations as trading in interest rate and index based futures. The Portfolio intends to only engage in currency futures contracts for hedging purposes, and not for speculation. The Portfolio may engage in currency futures contracts for other purposes if authorized to do so by the Board. The hedging strategies that will be used by the Portfolio in connection with foreign currency futures contracts are similar to those described above for forward foreign currency exchange contracts.

         Currently currency futures contracts for the British Pound Sterling, Canadian Dollar, Dutch Guilder, Deutsche Mark, Japanese Yen, Mexican Peso, Swiss Franc and French Franc can be purchased or sold for U.S. dollars through the International Monetary Market. It is expected that futures contracts trading in additional currencies will be authorized. The standard contract sizes are L125,000 for the Pound, 125,000 for the Guilder, Mark, Swiss and French Francs, C$100,000 for the Canadian Dollar, Y12,500,000 for the Yen, and 1,000,000 for the Peso. In contrast to Forward Currency Exchange Contracts which can be traded at any time, only four value dates per year are available, the third Wednesday of March, June, September and December.

FOREIGN CURRENCY OPTIONS TRANSACTIONS

         Foreign currency options (as opposed to futures) are traded in a variety of currencies in both the United States and Europe. On the Philadelphia Stock Exchange, for example, contracts for half the size of the corresponding futures contracts on the Chicago Board Options Exchange are traded with up to nine months maturity in Marks, Sterling, Yen, Swiss Francs and Canadian dollars. Options can be exercised at any time during the contract life and require a deposit subject to normal margin requirements. Since a futures contract must be exercised, the Portfolio must continually make up the margin balance. As a result, a wrong price move could result in the Portfolio losing more than the original investment as it cannot walk away from the futures contract as it can an option contract.

         The Portfolio will purchase call and put options and sell such options to terminate an existing position. Options on foreign currency are similar to options on stocks except that an option on an interest rate and/or index based futures contract gives the purchaser the right, in return for the premium paid, to purchase or sell foreign currency, rather than to purchase or sell stock, at a specified exercise price at any time during the period of the option.

         The Fund intends to use foreign currency option transactions in connection with hedging strategies.

PURCHASE OF PUT OPTIONS ON FOREIGN CURRENCIES

         The purchase of protective put options on a foreign currency is analogous to the purchase of protective puts on individual stocks, where an absolute level of protection is sought below which no additional economic loss would be incurred by the Portfolio. Put options may be purchased to hedge a portfolio of foreign stocks or foreign debt instruments or a position in the foreign currency upon which the put option is based.

PURCHASE OF CALL OPTIONS ON FOREIGN CURRENCIES

         The purchase of a call option on foreign currency represents a means of obtaining temporary exposure to market appreciation at limited risk. It is analogous to the purchase of a call option on an individual stock which can be used as a substitute for a position in the stock itself. Depending on the pricing of the option compared to either the foreign currency upon which it is based, or upon the price of the foreign stock or foreign debt instruments, the purchase of a call option may be less risky than the ownership of the foreign currency or the foreign securities. The Portfolio would purchase a call option on a foreign currency to hedge against an increase in the foreign currency or a foreign market advance when the Portfolio is not fully invested.

         The Portfolio may employ new investment techniques involving forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currencies in order to take advantage of new techniques in these areas which may be developed from time to time and which are consistent with the Portfolio's investment objective. The Portfolio believes that no additional techniques have been identified for employment by the Portfolio in the foreseeable future other than those described above.

CURRENCY TRADING RISKS

         Currency exchange trading may involve significant risks. The four major types of risk the Portfolio faces are exchange rate risk, interest rate risk, credit risk and country risk.

EXCHANGE RATE RISK

         Exchange rate risk results from the movement up and down of foreign currency values in response to shifting market supply and demand. When the Portfolio buys or sells a foreign currency, an exposure called an open position is created. Until the time that position can be "covered" by selling or buying an equivalent amount of the same currency, the Portfolio is exposed to the risk that the exchange rate might move against it. Since exchange rate changes can readily move in one direction, a position carried overnight or over a number of days involves greater risk than one carried a few minutes or hours. Techniques such as foreign currency forward and futures contracts and options on foreign currency are intended to be used by the Portfolio to reduce exchange rate risk.

MATURITY GAPS AND INTEREST RATE RISK

         Interest rate risk arises whenever there are mismatches or gaps in the maturity structure of the Portfolio's foreign exchange currency holdings, which is the total of its outstanding spot and forward or futures contracts.

         Foreign currency transactions often involve borrowing short term and lending longer term to benefit from the normal tendency of interest rates to be higher for longer maturities. However in foreign exchange trading, while the maturity pattern of interest rates for one currency is important, it is the differential between interest rates for two currencies that is decisive.

CREDIT RISK

         Whenever the Portfolio enters into a foreign exchange contract, it faces a risk, however small, that the counterparty will not perform under the contract. As a result there is a credit risk, although no extension of "credit" is intended. To limit credit risk, the Portfolio intends to evaluate the creditworthiness of each other party.

         Credit risk exists because the Portfolio's counterparty may be unable or unwilling to fulfill its contractual obligations as a result of bankruptcy or insolvency or when foreign exchange controls prohibit payment. In any foreign exchange transaction, each party agrees to deliver a certain amount of currency to the other on a particular date. In establishing its hedges a portfolio relies on each contract being completed. If the contract is not performed, then the Portfolio's hedge is eliminated, and the Portfolio is exposed to any changes in exchange rates since the contract was originated. To put itself in the same position it would have been in had the contract been performed, the Portfolio must arrange a new transaction. However, the new transaction may have to be arranged at an adverse exchange rate. The trustee for a bankrupt company may elect to perform those contracts that are advantageous to the company but disclaim those contracts that are disadvantageous, resulting in losses to the Portfolio.

         Another form of credit risk stems from the time zone differences between the U.S. and foreign nations. If the Portfolio sells sterling it generally must pay pounds to a counterparty earlier in the day than it will be credited with dollars in New York. In the intervening hours, the buyer can go into bankruptcy or can be declared insolvent. Thus, the dollars may never be credited to the Portfolio.

COUNTRY RISK

         At one time or another, virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Governments take such measures for example to improve control over the domestic banking system or to influence the pattern of receipts and payments between residents and foreigners. In those cases, restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. Occasionally a serious foreign exchange shortage may lead to payment interruptions or debt servicing delays, as well as interference in the exchange market. It has become increasingly difficult to distinguish foreign exchange or credit risk from country risk.

         Changes in regulations or restrictions usually do have an important exchange market impact. Most disruptive are changes in rules which interfere with the normal payments mechanism. If government regulations change and a counterparty is either forbidden to perform or is required to do something extra, then the Portfolio might be left with an unintended open position or an unintended maturity mismatch. Dealing with such unintended long or short positions could result in unanticipated costs to the Portfolio.

         Other changes in official regulations influence international investment transactions. If one of the factors affecting the buying or selling of a currency changes, the exchange rate is likely to respond. Changes in such controls often are unpredictable and can create a significant exchange rate response.

         Many major countries have moved toward liberalization of exchange and payments restrictions in recent years or accepted the principle that restrictions should be relaxed. A few industrial countries have moved in the other direction. Important liberalizations were carried out by Switzerland, the United Kingdom and Japan. They dismantled mechanisms for restricting either foreign exchange inflows (Switzerland), outflows (Britain) or elements of both (Japan). By contrast, France and Mexico have recently tightened foreign exchange controls.

         Overall, many exchange markets are still heavily restricted. Several countries limit access to the forward market to companies financing documented export or import transactions in an effort to insulate the market from purely speculative activities. Some of these countries permit local traders to enter into forward contracts with residents but prohibit certain forward transactions with nonresidents. By comparison, other countries have strict controls on exchange transactions by residents, but permit free exchange transactions between local traders and non-residents. A few countries have established tiered markets, funneling commercial transactions through one market and financial transactions through another. Outside the major industrial countries, relatively free foreign exchange markets are rare and controls on foreign currency transactions are extensive.

         Another aspect of country risk has to do with the possibility that the Portfolio may be dealing with a foreign trader whose home country is facing a payments problem. Even though the foreign trader intends to perform on its foreign exchange contracts, the contracts are tied to other external liabilities the country has incurred. As a result performance may be delayed, and can result in unanticipated cost to the Portfolio. This aspect of country risk is a major element in the Portfolio's credit judgment as to with whom it will deal and in what amounts.

PAGE 9
--------------------------------------

SCHEDULE OF INVESTMENTS--October 31, 1995

                                                  COUPON     MATURITY    PRINCIPAL       MARKET
                                                   RATE        DATE        AMOUNT        VALUE
==================================================================================================
FOREIGN GOVERNMENT AGENCIES AND ISSUES (90.1%)
[bullet] AUSTRALIAN DOLLAR (3.2%)
New South Wales Treasury Corp.                    12.600%   5/01/2006      500,000     $  470,114
--------------------------------------------------------------------------------------------------
[bullet] BRITISH POUND STERLING (3.2%)
European Investor Bank                             8.000    6/10/2003      306,000        478,654
--------------------------------------------------------------------------------------------------
[bullet] CANADIAN DOLLAR (13.1%)
Government of Canada                               8.750   12/01/2005    1,500,000      1,215,293
Government of Canada                               7.500    9/01/2000      950,000        721,470
--------------------------------------------------------------------------------------------------
                                                                                        1,936,763
--------------------------------------------------------------------------------------------------
[bullet] DANISH KRONE (5.3%)
Kingdom of Denmark                                 9.000   11/15/1998    4,000,000        783,382
--------------------------------------------------------------------------------------------------
[bullet] NETHERLANDS GUILDER (5.1%)
Government of Netherlands                          7.750    3/01/2005    1,100,000        758,873
--------------------------------------------------------------------------------------------------
[bullet] NEW ZEALAND DOLLAR (8.6%)
Government of New Zealand                          6.500    2/15/2000    1,150,000        738,249
Government of New Zealand                          8.000    4/15/2004      325,000        224,190
Government of New Zealand
  (Effective Yield 8.780%) (d)                     0.000    3/20/1996      500,000        320,250
--------------------------------------------------------------------------------------------------
                                                                                        1,282,689
--------------------------------------------------------------------------------------------------
[bullet] SPANISH PESETA (4.5%)
Government of Spain                               11.450    8/30/1998   32,000,000        269,701
Government of Spain                               11.850    8/30/1996   24,000,000        199,425
Government of Spain                               12.250    3/25/2000   23,000,000        199,407
--------------------------------------------------------------------------------------------------
                                                                                          668,533
--------------------------------------------------------------------------------------------------
[bullet] SWEDISH KRONA (6.5%)
Kingdom of Sweden                                 10.250    5/05/2003    6,000,000        957,320
--------------------------------------------------------------------------------------------------
[bullet] UNITED STATES DOLLAR (40.6%)
CVRD Cenibra                                       9.375   12/21/2003      830,000        796,800
Companhia Brasileiras de Petroleo Ipiranga         8.625    2/25/2002      550,000        530,750
Ispat Mexicana S.A.                               10.375    3/15/2001    1,025,000        902,000
Kingdom of Thailand                                8.250    3/15/2002    1,000,000      1,088,030
Klabin Fabricadora Papel                          12.125   12/28/2002      250,000        248,750
Republic of Argentina                              8.375   12/20/2003      350,000        253,313
Telecom Argentina                                  8.375   10/18/2000      500,000        433,750
Telecom Brasileiras S.A. (a)                      10.000   10/22/1997      500,000        503,750
Telefonica de Argentina                           11.875   11/01/2004      760,000        741,000
Yacimientos Petroliferos Fiscales S.A. (YPF)       8.000    2/15/2004      600,000        512,250
--------------------------------------------------------------------------------------------------
                                                                                        6,010,393
--------------------------------------------------------------------------------------------------

See Notes to Schedule of Investments.

PAGE 10
--------------------------------------
Keystone World Bond Fund

SCHEDULE OF INVESTMENTS--October 31, 1995
                                                  COUPON     MATURITY    PRINCIPAL       MARKET
                                                   RATE        DATE        AMOUNT        VALUE
==================================================================================================

TOTAL FOREIGN GOVERNMENT AGENCIES & ISSUES (Cost--$12,778,963)                        $13,346,721
==================================================================================================
                                                                          Maturity
                                                                            Value
==================================================================================================
REPURCHASE AGREEMENT (2.6%)
 Keystone Joint Repurchase Agreement
  (Investments in repurchase agreements, in
  a joint trading account, purchased
  10/31/95)(Cost $387,000) (c)                     5.872%  11/01/1995     $387,187        387,000
==================================================================================================
TOTAL INVESTMENTS (Cost $13,165,963) (b)                                               13,733,721
OTHER ASSETS AND LIABILITIES--NET (7.3%)                                                1,085,226
--------------------------------------------------------------------------------------------------
NET ASSETS (100.0%)                                                                   $14,818,947
==================================================================================================

NOTES TO SCHEDULE OF INVESTMENTS:
(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A of the Federal Securities Act of 1933. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(b) The cost of investments for federal income tax purposes is identical. Gross unrealized appreciation and depreciation of investments based on identified tax cost, is as follows:

Gross unrealized
  appreciation                 $ 688,552
Gross unrealized
  depreciation                  (120,794)
                               ---------
Net unrealized depreciation    $ 567,758
                               =========

(c) The repurchase agreements are fully collateralized by U.S. Government and/or agency obligations based on market prices at October 31, 1995.

(d) Effective yield (calculated at the date of purchase) is the yield at which the bond accretes on an accrual basis until maturity date.

See Notes to Financial Statements.

PAGE 11
--------------------------------------

FINANCIAL HIGHLIGHTS--CLASS A SHARES
(For a share outstanding throughout the period)

                                         Period from                                                          January 9, 1987
                         Year Ended    January 1, 1994                                                       (Commencement of
                        October 31,    to October 31,              Year Ended December 31,                    Operations to
                            1995            1994         1993    1992    1991     1990    1989    1988       December 31, 1987
==============================================================================================================================
Net asset value
  beginning of period      $ 8.42          $ 9.56      $ 8.69  $10.77  $  9.82 $  9.76  $ 10.04  $11.02           $10.00
------------------------------------------------------------------------------------------------------------------------------
Income from
  investment
  operations
Net investment
  income                     0.61            0.32        0.44    0.64     0.66    0.63     0.61    0.54             0.56
Net realized and
  unrealized gain
  (loss) on
  investment and
  foreign currency
  related  transactions     (0.01)          (0.96)       1.03   (0.79)    0.99    0.31    (0.27)  (0.92)            1.27
------------------------------------------------------------------------------------------------------------------------------
 Total from
  investment
   operations                0.60           (0.64)       1.47   (0.15)    1.65    0.94     0.34   (0.38)            1.83
------------------------------------------------------------------------------------------------------------------------------
Less distributions
  from:
Net investment
  income                    (0.54)              0       (0.43)  (0.96)   (0.45)  (0.52)   (0.62)  (0.54)           (0.56)
In excess of net
  investment income
  (c)                           0               0       (0.17)  (0.28)       0   (0.04)       0       0                0
Tax basis return of
  capital                   (0.06)          (0.50)          0       0        0       0        0       0                0
Net realized gains
  on investment and
  foreign currency
  related
  transactions                  0               0           0   (0.69)   (0.25)  (0.32)       0   (0.06)           (0.25)
------------------------------------------------------------------------------------------------------------------------------
 Total distributions        (0.60)          (0.50)      (0.60)  (1.93)   (0.70)  (0.88)   (0.62)  (0.60)           (0.81)
------------------------------------------------------------------------------------------------------------------------------
Net asset value end
  of period                $ 8.42          $ 8.42      $ 9.56  $ 8.69  $ 10.77 $  9.82  $  9.76  $10.04           $11.02
==============================================================================================================================
Total return (d)             7.62%          (6.72%)     17.26%  (1.24%)  17.48%  10.11%    3.07%  (3.34%)          19.10%
Ratios/supplemental
  data
Ratios to average
  net assets:
 Total expenses (a)          2.46%(e)        2.20%(b)    2.20%   2.20%    2.00%   2.00%    1.81%   1.19%            1.88%(b)
 Net investment
  income                     7.21%           4.66%(b)    4.62%   5.44%    6.43%   6.48%    5.81%   5.34%            5.68%(b)
Portfolio turnover
  rate                        108%            100%        107%    185%     204%    154%      73%    335%             171%
------------------------------------------------------------------------------------------------------------------------------
Net assets end of
  period (thousands)       $9,956          $6,047      $8,403  $7,121  $11,843 $13,833  $14,806  $5,043           $4,774
==============================================================================================================================

(a) Figures are net of expense reimbursement by Keystone in connection with voluntary expense limitations. Before the expense reimbursement, the "Ratio of total expenses to average net assets" would have been 2.25%, 3.12%, 2.50%, 2.15% and 2.47% for the period from January 1, 1994 to October 31, 1994 and the years ended December 31, 1993, 1992, 1991 and 1990, respectively.

(b) Annualized.

(c) Effective January 1, 1993, the Fund adopted Statement of Position 93-2:
    "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies". As a result, distribution amounts exceeding book basis net investment income (or tax basis net income on a temporary basis) are presented as "Distributions in excess of net investment income". Similarly, capital gain distributions in excess of book basis capital gains (or tax basis capital gains on a temporary basis) are presented as "Distributions in excess of capital gains". For the fiscal years ended December 31, 1992 and 1990, distributions in excess of book basis net investment income were charged to paid-in capital.

(d) Excluding applicable sales charges.

(e) The expense ratio includes indirectly paid expenses for the year ended October 31, 1995. Excluding indirectly paid expenses, the expense ratio would have been 2.44%.

See Notes to Financial Statements.

PAGE 12
--------------------------------------
Keystone World Bond Fund

FINANCIAL HIGHLIGHTS--CLASS B SHARES
(For a share outstanding throughout the period)

                                                                                               August 2, 1993
                                                                          Period from         (Date of Initial
                                                     Year Ended        January 1, 1994 to    Public Offering) to
                                                  October 31, 1995      October 31, 1994      December 31, 1993
================================================================================================================
Net asset value beginning of period                    $ 8.46                $ 9.58                $ 9.47
----------------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income                                    0.52                  0.31                  0.16
Net realized and unrealized gain (loss) on
  investment and foreign currency related
  transactions                                           0.01                 (0.99)                 0.21
----------------------------------------------------------------------------------------------------------------
Total from investment operations                         0.53                 (0.68)                 0.37
----------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                   (0.48)                    0                 (0.11)
In excess of net investment income (c)                      0                     0                 (0.15)
Tax basis return of capital                             (0.06)                (0.44)                    0
Net realized gains on investment and foreign
  currency related transactions                             0                     0                     0
----------------------------------------------------------------------------------------------------------------
Total distributions                                     (0.54)                (0.44)                (0.26)
----------------------------------------------------------------------------------------------------------------
Net asset value end of period                          $ 8.45                $ 8.46                $ 9.58
================================================================================================================
Total return (d)                                         6.68%                (7.18%)                3.93%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses (a)                                      3.21%(e)              2.95%(b)              2.95%(b)
 Net investment income                                   6.43%                 4.05%(b)              3.79%(b)
Portfolio turnover rate                                   108%                  100%                  107%
----------------------------------------------------------------------------------------------------------------
Net assets end of period (thousands)                   $3,680                $3,429                $2,544
================================================================================================================

(a) Figures are net of expense reimbursement by Keystone in connection with voluntary expense limitations. Before the expense reimbursement, the "Ratio of total expenses to average net assets would have been 3.03% and 3.47% for the period from January 1, 1994 to October 31, 1994 and for the period from August 2, 1993 (Date of Initial Public Offering) to December 31, 1993, respectively.

(b) Annualized.

(c) Effective January 1, 1993, the Fund adopted Statement of Position 93-2:
    "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies". As a result, distribution amounts exceeding book basis net investment income (or tax basis net income on a temporary basis) are presented as "Distributions in excess of net investment income". Similarly, capital gain distributions in excess of book basis capital gains (or tax basis capital gains on a temporary basis) are presented as "Distributions in excess of capital gains".

(d) Excluding applicable sales charges.

(e) The expense ratio includes indirectly paid expenses for the year ended October 31, 1995. Excluding indirectly paid expenses, the expense ratio would have been 3.19%

See Notes to Financial Statements.

PAGE 13
--------------------------------------

FINANCIAL HIGHLIGHTS--CLASS C SHARES
(For a share outstanding throughout the period)

                                                                                             August 2, 1993
                                                     Year Ended         Period from         (Date of Initial
                                                     October 31,     January 1, 1994 to    Public Offering) to
                                                        1995          October 31, 1994      December 31, 1993
================================================================================================================
Net asset value beginning of period                    $ 8.42              $ 9.58                $ 9.47
----------------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income                                    0.56                0.30                  0.18
Net realized and unrealized gain (loss) on
  investment and foreign currency related
  transactions                                          (0.02)              (1.02)                 0.19
----------------------------------------------------------------------------------------------------------------
Total from investment operations                         0.54               (0.72)                 0.37
----------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                   (0.48)                  0                 (0.12)
In excess of net investment income (c)                      0                   0                 (0.14)
Tax basis return of capital                             (0.06)              (0.44)                    0
Net realized gains on investment and foreign
  currency related transactions                             0                   0                     0
----------------------------------------------------------------------------------------------------------------
Total distributions                                     (0.54)              (0.44)                (0.26)
----------------------------------------------------------------------------------------------------------------
Net asset value end of period                          $ 8.42              $ 8.42                $ 9.58
================================================================================================================
Total return (d)                                         6.83%              (7.61%)                3.93%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses (a)                                      3.21%(e)            2.95%(b)              2.95%(b)
 Net investment income                                   6.49%               3.94%(b)              3.79%(b)
Portfolio turnover rate                                   108%                100%                  107%
----------------------------------------------------------------------------------------------------------------
Net assets, end of period (thousands)                  $1,183              $1,591                $1,878
================================================================================================================

(a) Figures are net of expense reimbursement by Keystone in connection with voluntary expense limitations. Before the expense reimbursement, the "Ratio of total expenses to average net assets" would have been 3.03% and 3.40% for the period from January 1, 1994 to October 31, 1994 and for the period from August 2, 1993 (Date of Initial Public Offering) to December 31, 1993, respectively.

(b) Annualized.

(c) Effective January 1, 1993, the Fund adopted Statement of Position 93-2:
    "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies". As a result, distribution amounts exceeding book basis net investment income (or tax basis net income on a temporary basis) are presented as "Distributions in excess of net investment income". Similarly, capital gain distributions in excess of book basis capital gains (or tax basis capital gains on a temporary basis) are presented as "Distributions in excess of capital gains".

(d) Excluding applicable sales charges.

(e) The expense ratio includes indirectly paid expenses for the year ended October 31, 1995. Excluding indirectly paid expenses, the expense ratio would have been 3.19%.

See Notes to Financial Statements.

PAGE 14
--------------------------------------
Keystone World Bond Fund

STATEMENT OF ASSETS AND LIABILITIES--
October 31, 1995
=======================================================================
Assets:
 Investments at market value
  (identified cost--$13,165,963) (Notes 1 and 6)            $13,733,721
 Cash                                                               984
 Receivable for:
  Investments sold                                              802,497
  Unrealized appreciation on open currency contracts
   (Notes 1 and 6)                                              152,139
  Interest                                                      409,636
  Fund shares sold                                                  258
  Foreign taxes reclaimed                                         5,783
 Prepaid expenses                                                 7,368
-----------------------------------------------------------------------
  Total assets                                               15,112,386
-----------------------------------------------------------------------
Liabilities:
 Payable for:
  Unrealized depreciation on open currency contracts
   (Notes 1 and 6)                                              193,620
  Fund shares redeemed                                            4,758
  Income distribution                                            24,167
  Foreign taxes withheld                                          2,399
 Other accrued expenses                                          68,495
-----------------------------------------------------------------------
  Total liabilities                                             293,439
-----------------------------------------------------------------------
Net assets                                                  $14,818,947
=======================================================================
Net assets represented by: (Note 1)
 Paid-in capital                                            $15,595,032
 Accumulated distributions in excess of net investment
  income                                                        (24,213)
 Accumulated net realized loss on investment and
  foreign currency related transactions                      (1,279,623)
 Net unrealized appreciation (depreciation) on:
  Investments, foreign currency related transactions
   and other assets and liabilities                             569,232
  Open currency contracts                                       (41,481)
-----------------------------------------------------------------------
  Total net assets                                          $14,818,947
=======================================================================
Net Asset Value: (Note 1)
 Class A Shares
  Net assets of $9,956,467 / 1,182,807 shares
   outstanding                                                    $8.42
  Offering price per share ($8.42 / 0.9525)
   (based on a sales charge of 4.75% of the
   offering price)                                                $8.84
 Class B Shares
  Net assets of $3,679,877 / 435,713 shares
   outstanding                                                    $8.45
 Class C Shares
  Net assets of $1,182,603 / 140,478 shares
   outstanding                                                    $8.42
-----------------------------------------------------------------------

STATEMENT OF OPERATIONS
Year Ended October 31, 1995
=======================================================================
Investment income: (Note 1)
 Interest (net of foreign withholding
  taxes of $12,648)                                          $1,399,550
Expenses: (Notes 2 and 4)
 Management fee                              $ 93,806
 Transfer agent fees                           74,907
 Accounting, auditing and legal fees           44,513
 Custodian fees                                36,114
 Printing expenses                             25,991
 Distribution Plan expenses                    68,432
 Registration fees                             45,584
 Miscellaneous                                  1,720
-----------------------------------------------------------------------
  Total expenses                              391,067
 Less: Expenses paid indirectly (Note 4)       (2,523)
-----------------------------------------------------------------------
  Net expenses                                                  388,544
-----------------------------------------------------------------------
 Net investment income                                        1,011,006
-----------------------------------------------------------------------
Net realized and unrealized gain
 (loss) on investment and foreign
 currency related transactions:
 (Notes 1 and 3)
 Net realized loss on investment and
  foreign currency related
  transactions                                                 (583,415)
-----------------------------------------------------------------------
 Net change in unrealized
  appreciation or depreciation on
  investment and other assets and
  liabilities                                 654,874
 Net change in unrealized
  appreciation or depreciation on
  open currency contracts                      30,546
-----------------------------------------------------------------------
 Net change in unrealized
  appreciation or depreciation                                  685,420
-----------------------------------------------------------------------
 Net gain on investment and foreign
  currency related transactions                                 102,005
-----------------------------------------------------------------------
 Net increase in net assets resulting
  from operations                                            $1,113,011
=======================================================================

See Notes to Financial Statements.

PAGE 15
--------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                Period from
                                                                           Year Ended        January 1, 1994 to
                                                                        October 31, 1995      Ocotber 31, 1994
===============================================================================================================
Operations:
 Net investment income                                                     $ 1,011,006           $   448,846
 Net realized loss on investment and foreign currency
  related transactions                                                        (583,415)             (728,796)
 Net change in unrealized appreciation or depreciation                         685,420              (665,302)
---------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting from operations            1,113,011              (945,252)
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders from: (Note 1)
 Net investment income:
  Class A Shares                                                              (653,425)                    0
  Class B Shares                                                              (187,676)                    0
  Class C Shares                                                               (82,887)                    0
 Tax basis return of capital:
  Class A Shares                                                               (65,389)             (389,502)
  Class B Shares                                                               (24,167)             (165,761)
  Class C Shares                                                                (7,767)              (85,383)
---------------------------------------------------------------------------------------------------------------
  Total distributions to shareholders                                       (1,021,311)             (640,646)
---------------------------------------------------------------------------------------------------------------
Capital share transactions: (Note 2)
 Shares issued in acquisition of Keystone Australia Income Fund:
  (Note 5)                                                                   6,401,180                     0
 Proceeds from shares sold:
  Class A Shares                                                               379,004               455,701
  Class B Shares                                                             1,382,294             1,661,349
  Class C Shares                                                               226,771               833,775
 Payments for shares redeemed:
  Class A Shares                                                            (3,470,274)           (2,151,391)
  Class B Shares                                                            (1,277,770)             (497,081)
  Class C Shares                                                              (680,398)             (948,169)
 Net asset value of shares issued in reinvestment of dividends and distributions:
  Class A shares                                                               467,191               267,045
  Class B shares                                                               168,229               140,950
  Class C shares                                                                64,105                66,089
---------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting from capital share
   transactions                                                              3,660,332              (171,732)
---------------------------------------------------------------------------------------------------------------
  Total increase (decrease) in net assets                                    3,752,032            (1,757,630)
---------------------------------------------------------------------------------------------------------------
Net assets:
 Beginning of period                                                        11,066,915            12,824,545
---------------------------------------------------------------------------------------------------------------
 End of period [including accumulated distributions in excess of net investment income on October 31, 1995 of ($24,213) and
  undistributed net investment income on October 31, 1994 of $22]
  (Note 1)                                                                 $14,818,947           $11,066,915
===============================================================================================================

See Notes to Financial Statements.

PAGE 16
--------------------------------------
Keystone World Bond Fund

NOTES TO FINANCIAL STATEMENTS

(1.) Significant Accounting Policies

Keystone World Bond Fund (the "Fund") (formerly Keystone America World Bond
Fund) is a Massachusetts business trust for which Keystone Investment Management Company (formerly Keystone Custodian Funds, Inc.) ("Keystone") is the investment adviser. The Fund became part of the Keystone America Family on April 19, 1989 and Keystone became the Fund's adviser on that date. It is registered under the Investment Company Act of 1940 as a non-diversified, open-end investment company.

   The Fund offers three classes of shares. Class A shares are offered at a public offering price which includes a maximum sales charge of 4.75% payable at the time of purchase. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption which decreases depending on when shares were purchased and how long they have been held. Class C shares are sold subject to a contingent deferred sales charge payable upon redemption within one year of purchase. Class C shares are available only through dealers who have entered into special distribution agreements with Keystone Investment Distributors Company (formerly Keystone Distributors, Inc.) ("KIDC"), the Fund's principal underwriter.

   Keystone is a wholly-owned subsidiary of Keystone Investments, Inc. (formerly Keystone Group, Inc.) ("KII"), a Delaware corporation. KII is privately owned by an investor group consisting of current and former members of management of Keystone. Keystone Investor Resource Center, Inc. ("KIRC"), a wholly-owned subsidiary of Keystone, is the Fund's transfer agent.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

   A. Investments are usually valued at the closing sales price, or in the absence of sales and for over-the-counter securities, the mean of bid and asked quotations. Management values the following securities at prices it deems in good faith, by or under the direction of the Board of Trustees, to be fair: (a) securities (including restricted securities) for which complete quotations are not readily available and (b) listed securities if, in the opinion of management, the last sales price does not reflect a current value, or if no sale occurred. Foreign currency amounts are translated into United States dollars as follows: market value of investments, assets and liabilities at the daily rate of exchange; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the dates of such transactions. Net unrealized foreign exchange gains/losses are a component of unrealized appreciation/depreciation of investments, foreign currency related transactions, and other assets and liabilities.

   Short-term investments, if purchased with maturities of sixty days or less, are valued at amortized cost (original purchase price as adjusted for amortization of premium or accretion of discount) which, when combined with accrued interest, approximates market. Short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value. Short-term investments maturing in more than sixty days, which are held on the sixtieth day prior to maturity, are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount) which, when combined with accrued interest, approximates market. All other securities and other assets are valued at fair value as determined in good faith using methods prescribed by the Board of Trustees.

PAGE 17
--------------------------------------

   Investments denominated in foreign currencies are adjusted daily to reflect changes in exchange rates. Market quotations are not considered to be readily available for long-term corporate bonds and notes; such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Board of Trustees, which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

B. Securities transactions are accounted for no later than the day following the trade date. Realized gains and losses are computed on the identified cost basis. Gains and losses on foreign currency related transactions are treated as ordinary income for federal income tax purposes. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date. Distributions to the shareholders are recorded by the Fund at the close of business on the record date.

C. The Fund has qualified, and intends to qualify in the future, as a regulated investment company under the Internal Revenue Code of 1986, as amended ("Internal Revenue Code"). Thus, the Fund expects to be relieved of any federal income or excise tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. The Fund intends to avoid any excise tax liability by making the required distributions under the Internal Revenue Code.

D. When the Fund enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by the Fund plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide securities ("collateral") to the Fund whose value will be maintained at an amount not less than the repurchase price, and which generally will be maintained at 101% of the repurchase price. The Fund monitors the value of collateral on a daily basis, and if the value of the collateral falls below required levels, the Fund intends to seek additional collateral from the seller or terminate the repurchase agreement. If the seller defaults, the Fund would suffer a loss to the extent that the proceeds from the sale of the underlying securities were less than the repurchase price. Any such loss would be increased by any cost incurred on disposing of such securities. If bankruptcy proceedings are commenced against the seller under the repurchase agreement, the realization on the collateral may be delayed or limited. Repurchase agreements entered into by the Fund will be limited to transactions with dealers or domestic banks believed to present minimal credit risks, and the Fund will take constructive receipt of all securities underlying repurchase agreements until such agreements expire.

   Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with certain other Keystone funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or Federal Agency obligations.

E. In connection with portfolio purchases and sales of securities denominated in a foreign currency, the Fund may enter into forward foreign currency exchange contracts ("contracts"). Additionally, from time to time the Fund may enter into contracts to hedge certain foreign currency assets. Contracts are recorded at market value and marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain
(loss) on foreign

PAGE 18
--------------------------------------
Keystone World Bond Fund

currency related transactions. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

F. The Fund distributes net investment income monthly and net capital gains, if any, annually. Distributions from net investment income are based on tax basis net income. Distributions from taxable net income can exceed book basis net investment income and net capital gains can exceed book basis net investment income and net capital gains.

   The significant differences between financial statement amounts available for distribution and distributions made in accordance with income tax regulations are due to the deferral of losses for income tax purposes that have been recognized for financial statement purposes and treatment of foreign currency gains as ordinary income for tax purposes.

(2.) Capital Share Transactions

   The Trust Agreement authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of the Fund were as follows:

                                       Class A Shares
----------------------------------------------------------------
                                                     Period from
                                Year Ended    January 1, 1994 to
                          October 31, 1995      October 31, 1994
----------------------------------------------------------------
Shares sold                     42,522                49,122
Shares redeemed               (425,398)             (240,295)
Shares issued in
  acquisition of
  Australia Income
  Fund (Note 5)                789,935                     0
Shares issued in
  reinvestment of
  dividends and
  distributions                 57,481                30,841
----------------------------------------------------------------
Net increase
  (decrease)                   464,540              (160,332)
================================================================

                                      Class B Shares
----------------------------------------------------------------
                                                    Period from
                               Year Ended    January 1, 1994 to
                         October 31, 1995      October 31, 1994
----------------------------------------------------------------
Shares sold                   166,498              179,486
Shares redeemed              (156,895)             (55,559)
Shares issued in
  reinvestment of
  dividends and
  distributions                20,548               16,263
----------------------------------------------------------------
Net increase                   30,151              140,190
================================================================

                                    Class C Shares
----------------------------------------------------------------
                                                  Period from
                             Year Ended    January 1, 1994 to
                       October 31, 1995      October 31, 1994
----------------------------------------------------------------
Shares sold                  27,481                88,183
Shares redeemed             (83,800)             (102,789)
Shares issued in
  reinvestment of
  dividends and
  distributions               7,882                 7,619
----------------------------------------------------------------
Net decrease                (48,437)               (6,987)
================================================================

   The Fund bears some of the costs of selling its shares under a Distribution Plan adopted with respect to its Class A, Class B and Class C shares pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("1940 Act").

   The Class A Distribution Plan provides for payments which are currently limited to 0.25% annually of the average daily net asset value of Class A shares to pay expenses of the distribution of Class A shares. Amounts paid by the Fund to KIDC under the Class A Distribution Plan are currently used to pay others, such as dealers, service fees at an annual rate of up to 0.25% of the average net asset value of Class A shares maintained by such others and remaining outstanding on the Fund's books for specified periods.

PAGE 19
--------------------------------------

The Class B Distribution Plan provides for payments at an annual rate of up to 1.00% of the average daily net asset value of Class B shares to pay expenses of the distribution of Class B shares. Amounts paid by the Fund under the Class B Distribution Plan are currently used to pay others (dealers) a commission at the time of purchase normally equal to 4.00% of the price paid for each Class B share sold plus the first year's service fee in advance in the amount of 0.25% of the price paid for each Class B share sold. Beginning approximately 12 months after the purchase of a Class B share, the dealer or other party will receive service fees at an annual rate of 0.25% of the average daily net asset value of such Class B shares maintained by such others and remaining outstanding on the Fund's books for specified periods. A contingent deferred sales charge will be imposed, if applicable, on Class B shares purchased after June 1, 1995 at rates decreasing from a maximum of 5.00% of amounts redeemed during the first 12 months following the date of purchase to 1.00% of amounts redeemed during the sixth twelve month period following the date of purchase. Class B shares purchased on or after June 1, 1995 that have been outstanding for eight years following the month of purchase will automatically convert to Class A shares without a front end sales charge or exchange fee. Class B shares purchased prior to June 1, 1995 will retain their existing conversion rights.

   The Class C Distribution Plan provides for payments at an annual rate of up to 1.00% of the average daily net asset value of Class C shares to pay expenses for the distribution of Class C shares. Amounts paid by the Fund under the Class C Distribution Plan are currently used to pay others (dealers) a commission at the time of purchase in the amount of 0.75% of the price paid for each Class C share sold, plus the first year's service fee in advance in the amount of 0.25% of the price paid for each Class C share sold. Beginning approximately 15 months after purchase, the dealer or other party will receive a commission at an annual rate of 0.75% (subject to applicable limitations imposed by the rules of the National Association of Securities Dealers, Inc.) ("NASD Rule") and service fees at the annual rate of 0.25%, respectively, of the average net asset value of each Class C share maintained by such others and remaining outstanding on the Fund's books for specified periods.

   Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class. However, after the termination of any Distribution Plan, at the discretion of the Board of Trustees, payments to KIDC may continue as compensation for its services which had been earned while the Distribution Plan was in effect.

   For the year ended October 31, 1995, the Fund paid KIDC $22,659 under its Class A Distribution Plan. The Fund paid KIDC $29,857 for Class B shares sold prior to June 1, 1995, and $1,996 for Class B Shares sold on or after June 1, 1995. The Fund paid KIDC $13,920 under its Class C Distribution Plan.

   Under the NASD Rule, the maximum uncollected amounts for which KIDC may seek payment from the Fund under its Distribution Plans were $191,513 for Class B shares purchased prior to June 1, 1995, and $18,809 for Class B shares purchased on or after June 1, 1995. The maximum uncollected amount for which KIDC may seek payment from the Fund under its Class C Distribution Plan was $117,401 as of October 31, 1995.

   Presently, the Fund's class-specific expenses are limited to Distribution Plan expenses incurred by a class of shares.

PAGE 20
--------------------------------------
Keystone World Bond Fund

(3.) Securities Transactions

   Keystone World Bond FundAs of October 31, 1995, the Fund has a capital loss carryover for federal income tax purposes of approximately $1,286,000 which expires as follows: $472,000-2002 and $814,000-2003. Purchases and sales of investment securities (including proceeds received at maturity) for the year ended October 31, 1995 were as follows:

                               Cost of             Proceeds
                              Purchases           From Sales
=============================================================
Portfolio securities         $ 16,444,213       $  14,016,995
Short-term investments        163,288,618         163,319,824
-------------------------------------------------------------
                             $179,732,831        $177,336,819
=============================================================

(4.) Investment Management and Transactions with Affiliates

Under the terms of an Investment Advisory and Management Agreement between Keystone and the Fund, Keystone provides investment management and administrative services to the Fund. In return, Keystone receives a fee, computed and charged to the net assets of the Fund daily, calculated at a rate of 1.5% of gross investment income plus an amount determined by applying percentage rates, which start at 0.50% and decline, as net assets increase, to 0.40% per annum, to the net asset value of the Fund. During the year ended October 31, 1995, the Fund paid or accrued to Keystone investment management and advisory fees of $93,806, which represented 0.65% of the Fund's average net assets.

   During the year ended October 31, 1995, the Fund paid or accrued to KII $19,141 as reimbursement for certain accounting and printing services and $74,907 was paid to KIRC for transfer agent fees.

   The Fund has entered into an expense offset arrangement with its custodian. For the year ended October 31, 1995, the Fund paid custody fees in the amount of $33,591 and received a credit of $2,523 pursuant to the expense offset arrangement, resulting in a total expense of $36,114. The assets deposited with the custodian under the expense offset arrangement could have been invested in an income producing asset.

   The Fund is subject to certain state annual expense limits, the most restrictive of which is as follows: 2.5% of the first $30 million of Fund average net assets; 2.0% of the next $70 million of Funds average net assets; and 1.5% of Fund average net assets over $100 million.

   Certain officers and/or Directors of Keystone are also officers and/or Trustees of the Fund. Officers of Keystone and affiliated Trustees receive no compensation directly from the Fund. Currently, the Independent Trustees of the Fund receive no compensation for their services.

(5.) Fund Reorganization

On December 30, 1994, the Fund acquired the net assets of Keystone Australia Income Fund in exchange for Class A Shares of the Fund pursuant to a plan of reorganization approved by the shareholders of Keystone World Bond Fund on December 30, 1994. The acquisition was accomplished by a tax-free exchange of 789,935 shares of the Fund for the net assets of Keystone Australia Income Fund. The net assets of Keystone Australia Income Fund on that date, including $32,769 of unrealized depreciation on investments, were combined with the assets of the Fund. The aggregate net assets of the Fund and Keystone Australia Income Fund immediately before the acquisition

PAGE 21
--------------------------------------

were $10,313,320 and $6,401,180, respectively. The net assets of the Fund immediately after the acquisition was $16,714,500.

(6.) Forward Foreign Currency Exchange Contracts

   At October 31, 1995, the Fund had entered into the following forward foreign currency exchange contracts that obligate the Fund to deliver currencies at specified future dates. The net unrealized depreciation of $41,481 on these contracts is included in the accompanying financial statements. The terms of the open contracts are as follows:

 Exchange      Currency to        U.S. $ value       Currency to      U.S. $ value
   date        be delivered       at 10/31/95        be received      at 10/31/95
---------    ----------------   --------------    ----------------    ------------
11/01/95         4,384,843        $   802,497        $   809,027      $   809,027
              Danish Krone                            U.S.$
11/03/95           482,292            482,292          2,440,494          499,036
                 U.S.$                           French Francs
11/03/95           185,145            185,145            936,871          191,573
                 U.S.$                           French Francs
11/03/95         2,440,494            499,036            511,334          511,334
             French Francs                           U.S.$
11/03/95           936,871            191,573            185,000          185,000
             French Francs                           U.S.$
11/10/95         1,110,000          1,110,000          1,510,718        1,150,193
                 U.S.$                             Australian$
11/10/95         1,248,000          1,248,000          1,687,901        1,285,092
                 U.S.$                             Australian$
11/10/95           225,000            225,000            304,395          231,753
                 U.S.$                             Australian$
11/10/95         3,794,595          2,889,034          2,811,795        2,811,795
              Australian$                            U.S.$
11/10/95           180,000            180,000         22,456,800          183,798
                 U.S.$                           Sp. Peseta
11/10/95        41,571,852        $   340,246        $   342,381      $   342,381
              Sp. Peseta                            U.S.$
11/20/95           352,000            352,000          1,969,440          360,507
                 U.S.$                            Danish Krone
11/20/95           211,000            211,000          1,151,997          210,874
                 U.S.$                            Danish Krone
11/20/95         4,165,676            762,530            728,138          728,138
              Danish Krone                          U.S.$
11/20/95           112,000            112,000             71,538          113,049
                 U.S.$                            Pound Sterling
11/20/95           148,316            234,378            229,979          229,979
            Pound Sterling                           U.S.$
11/20/95           166,256            166,257            267,705          169,860
                                                   Netherland
                 U.S.$                              Guilders
11/20/95           573,128            363,653            348,756          348,756
              Netherland
               Guilders                             U.S.$
12/08/95           354,250            354,250          1,761,083          359,868
                U.S.$                            French Francs
12/08/95           184,685            184,685            910,589          186,074
                U.S.$                            French Francs
12/08/95         2,671,673            545,943            525,000          525,000
           French Francs                            U.S.$
01/03/96         1,544,569            231,477            221,000          221,000
           Swedish Krona                            U.S.$
01/25/96         1,267,480            945,572            921,000          921,000
             Canadian$                              U.S.$
---------  --------------         ------------      --------------     ----------
Total                             $12,616,568                         $12,575,087
---------  --------------         ------------      --------------     ----------

PAGE 22
--------------------------------------
Keystone World Bond Fund

(7.) Distributions to Shareholders

A distribution of net investment income of $0.05, $0.045 and $0.045 for Class A, Class B and Class C shares, respectively, was declared payable December 6, 1995, for shareholders of record November 24, 1995. This distribution is not reflected in the accompanying financial statements. The Fund distributes to its shareholders dividends from net investment income monthly and all net realized long-term capital gains, if any, annually. Any taxable distribution which is declared in December and paid in the following fiscal year will be taxable to shareholders in the year declared.

-------------------------------------------------------------------------------

PAGE 23
--------------------------------------

INDEPENDENT AUDITORS' REPORT

The Trustees and Shareholders
Keystone World Bond Fund

We have audited the accompanying statement of assets and liabilities of Keystone World Bond Fund (formerly Keystone America World Bond Fund), including the schedule of investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended and for the period from January 1, 1994 to October 31, 1994, and the financial highlights for the year then ended, the period from January 1, 1994 to December 31, 1994, and the five year period ended December 31, 1993 for Class A shares and for the year ended October 31, 1995 and the periods from January 1, 1994 to October 31, 1994 and August 2, 1993 (date of initial public offering) to December 31, 1993 for Class B and Class C shares. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1988 and for the period January 9, 1987 (commencement of operations) to December 31, 1987 were audited by other auditors whose report, dated February 3, 1989, expressed an unqualified opinion thereon.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Keystone World Bond Fund as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for the year then ended and for the period from January 1, 1994 to October 31, 1994, and the financial highlights for each of the years or periods specified in the first paragraph above in conformity with generally accepted accounting principles.

                                                         KPMG Peat Marwick LLP
Boston, Massachusetts
December 8, 1995